As filed with the Securities and Exchange Commission on November 13, 2020
Registration Nos. 333-53432
811-10263

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 83	☒
and
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 85	☒
(Check appropriate box or boxes)

GUIDESTONE FUNDS
(Exact name of registrant as specified in charter)

5005 Lyndon B Johnson Freeway, Suite 2200
Dallas, TX 75244-6152
(Address of Principal Executive Offices)
(Zip Code)
Registrant’s Telephone Number, including Area Code: (214) 720-4640
Copies to:
Matthew A. Wolfe, Esq. GuideStone Financial Resources of the Southern Baptist Convention 5005 Lyndon B Johnson Freeway, Suite 2200 Dallas, TX 75244-6152 (Name and Address of Agent for Service)	Alison M. Fuller, Esq. Stradley Ronon Stevens & Young, LLP 2000 K Street, N.W., Suite 700 Washington, DC 20006-1871 Telephone: (202) 419-8412

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on (date) pursuant to paragraph (a)
☒	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

[February 1, 2021]
This Prospectus contains important information about the Fund, including information on investment policies, risks and fees. For your own benefit and protection, you should read it before you invest and keep it on hand for future reference.
These securities have not been approved or disapproved by the SEC, nor has the SEC determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a criminal offense.
On January 1, 2021, as permitted by regulations adopted by the SEC, paper copies of GuideStone Funds’ (the “Trust”) Annual and Semi-Annual Reports to Shareholders (“shareholder reports” or “reports”) will no longer be sent by mail, unless you specifically request paper copies of the reports from the Trust or from your financial intermediary, such as a broker-dealer. Instead, the reports will be made available on the Trust’s website (GuideStoneFunds.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 1-888-GS-FUNDS (1-888-473-8637) or enrolling at My.GuideStone.org, or by contacting your financial intermediary (such as a broker-dealer).
You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Trust, by calling 1-888-GS-FUNDS (1-888-473-8637) to let the Fund know of your request. Your election to receive reports in paper will apply to all funds of the Trust held in your account.
PROSPECTUS
SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS DATED [FEBRUARY 1, 2021]
INFORMATION CONTAINED HEREIN PERTAINING TO THE GLOBAL IMPACT FUND OF THE GUIDESTONE FUNDS IS SUBJECT TO COMPLETION OR AMENDMENT. A POST-EFFECTIVE AMENDMENT TO THE GUIDESTONE FUNDS REGISTRATION STATEMENT RELATING TO SHARES OF THE GLOBAL IMPACT FUND HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”). SHARES OF THE GLOBAL IMPACT FUND MAY NOT BE SOLD NOR MAY OFFERS TO BUY SHARES OF SUCH FUND BE ACCEPTED PRIOR TO THE TIME THE POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF SHARES OF THE GLOBAL IMPACT FUND IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE SHALL BE UNLAWFUL PRIOR TO THE REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.
	INSTITUTIONAL	INVESTOR
Global Impact Fund	[GGIYX]	[GGIZX]

A look at the objectives, fees and expenses, strategies and performance and main risks of the Fund.
Fund Summary
Select Fund
Global Impact Fund	4
Additional Information Regarding the Fund	12
Additional Information About Principal Strategies & Risks	13

Details about the Fund’s management and service providers.
Management of the Fund	22
Adviser	22
Sub-Advisers	22
Service Providers	24

Policies and instructions for opening, maintaining and closing an account.

Do you have questions about terms we use in this Prospectus?
For information about key terms and concepts, look for our explanations shown in boxes. For definitions of investment terms, refer to the glossary in the back of this Prospectus.
GuideStone Funds Prospectus | 3

GuideStone Funds Global Impact Fund	Institutional [GGIYX]
Investor [GGIZX]
Investment Objective
The Global Impact Fund seeks capital appreciation with modest current income.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares of the Global Impact Fund.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional Class	Investor Class
Management fee	[0.62]%	[0.62]%
Other expenses(1)	[0.20]%	[0.49]%
Acquired fund fees and expenses(1)	[0.13]%	[0.13]%
Total annual Fund operating expenses	[0.95]%	[1.24]%
(1)	Other expenses and acquired fund fees and expenses are based on estimated amounts for the current fiscal year.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	[$ 97]	[$126]
3 Years	[$303]	[$393]

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. Portfolio turnover for the Fund’s last fiscal year is not provided because the Fund has not commenced operations prior to the date of this Prospectus.

4 | GuideStone Funds Prospectus

Principal Investment Strategies
•	The Fund pursues its investment objective by investing its assets predominantly in U.S. and foreign equity and debt securities of companies, organizations and funds with the intention of generating positive, measurable social impact in accordance with the Adviser’s Christian values, alongside financial returns. Equity securities may include stocks, futures, options and swaps on equities or equity indexes, rights, warrants, securities convertible into stock and limited partnerships or similar interests. Debt securities may include obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, banks, corporations, organizations and funds; obligations issued or guaranteed by foreign governments or companies in developed and emerging markets; mortgage- and asset-backed securities; and municipal bonds, the interest on which is taxable or tax-exempt.
•	Under normal market conditions, the Fund will invest significantly (at least 40%, unless market conditions are not deemed favorable, in which case the Fund would invest at least 30%) in securities of non-U.S. issuers. An issuer is considered to be from the country where it is located, where it is headquartered or incorporated, where the majority of its assets are located or where it generates the majority of its operating income. The Fund will allocate its assets among no less than three countries. In addition, the Fund will consider notional exposure of its derivative investments when determining the percentage of its assets that are invested in non-U.S. issuers.
•	The Fund primarily invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed, but may also invest in equity securities of foreign companies located in emerging markets.
•	Equity securities of foreign companies are predominantly traded on foreign stock exchanges in foreign currencies.
•	Although the Fund has the flexibility to invest a significant portion of its assets in one country or region, it generally intends to remain diversified across countries and geographical regions.
•	The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities denominated in currencies other than that of the country of incorporation. The Fund may invest in sponsored or unsponsored depositary receipts.
•	The Fund may invest in initial public offerings (“IPOs”).
•	The Fund may invest in investment grade debt securities, which may include unrated debt securities. An investment grade debt security is rated “Baa” or higher by Moody’s Investors Service, Inc. (“Moody’s”) or the equivalent by S&P Global Ratings or Fitch, Inc./Fitch Ratings Ltd. (“Fitch”), or is an unrated debt security determined by the Sub-Adviser to be of comparable credit quality. If an investment held by the Fund is downgraded below a “Baa” or equivalent rating, the Sub-Adviser will take action that it believes to be advantageous for the Fund.
•	The Fund may invest in other registered funds (including closed-end interval funds), as well as private equity funds, private debt funds, private real estate funds and other similar pooled investment vehicles. These funds and other vehicles may invest in concentrated, non-diversified portfolios of private equity, debt, real estate or other assets. Some funds or other vehicles in which the Fund may invest may have limited or no operating history and be considered as “small” or “micro-cap” in asset size.
•	The Fund may use futures, options, swaps and forwards to gain exposure to foreign markets and currencies. A Sub-Adviser may make currency investment decisions independent of its underlying stock selections. The Fund may also use derivatives, including futures, options, swaps and forwards as a substitute for investing directly in an underlying asset, to increase return, to manage risk, to hedge against losses or as an alternative to selling a security short.
•	The Fund uses a multi-manager approach, using two or more Sub-Advisers that each manages a portion of the Fund's portfolio under the oversight of the Adviser. The Sub-Advisers, in managing their respective portions of the Fund’s portfolio, practice different investment styles that the Adviser believes complement one another. The Adviser recommends sub-adviser selections to the Board of Trustees of GuideStone Funds and determines allocations of Fund assets among Sub-Advisers based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible. Buy and sell decisions are made at the discretion of each individual Sub-Adviser with regard to the portion of the Fund’s portfolio that it manages in accordance with its investment strategies and processes.
•	In addition, the Adviser allocates assets to equity and debt securities of other funds and pooled investment vehicles that it believes will generate a positive, measurable impact congruent with its Christian values.
•	The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”), as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Credit Risk, Equity Risk, Fixed Income Securities Risk, Foreign Securities Risk and Market Risk. Descriptions of these and
GuideStone Funds Prospectus | 5

other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	There is no guarantee that the securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
•	Controlling Voting Interest Risk: In accordance with GuideStone Funds’ Trust Instrument, GuideStone Financial Resources will, at all times, directly or indirectly own, control or hold with power to vote at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
•	Credit Risk: There is a risk that the issuer of a fixed income investment owned by the Fund, or the counterparty to a derivatives contract, repurchase agreement, loan of portfolio securities or other transaction to which the Fund is party, may fail to pay interest or even principal due in a timely manner or at all.
•	Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
•	Depositary Receipts Risk: Investments in depositary receipts (including ADRs and GDRs) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk and there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
•	Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
•	Duration Risk: Fixed income securities with longer durations (e.g., greater than seven years) may be more sensitive to interest rate changes, and may be subject to greater interest rate risk. Duration measures the sensitivity of a fixed income security's price to changes in interest rates. The longer a fixed income security’s duration, the more sensitive that security will be to changes in interest rates. The longer a fund’s dollar weighted average duration, the more sensitive that fund will be to interest rate changes as compared to funds with shorter dollar weighted average durations.
•	Emerging Markets Risk: Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan).
•	Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
•	Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect investment performance.
•	Fixed Income Securities Risk: The value of fixed income securities held by the Fund will fluctuate in response to
6 | GuideStone Funds Prospectus

changes in interest rates and other economic factors. When interest rates rise, the prices of fixed income securities fall and vice versa. Typically, the longer the maturity or duration of a debt security, the greater the effect a change in interest rates could have on the security's price. Thus, the sensitivity of the Fund's debt securities to interest rates will increase with any increase in the duration of those securities. Recent events in the fixed income market may expose the Fund to heightened interest rate risk and volatility. Other factors may affect fixed income securities, such as financial conditions of a particular issuer, including its credit standing, and general economic conditions. The yield earned by the Fund will also vary with changes in interest rates and other economic factors.
•	Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
•	Futures and Options on Futures Risk: There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.
•	Impact Investing Risk: The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of impact investing criteria carries the risk that, under certain market conditions, the Fund may not be able to take advantage of certain investment opportunities due to that criteria, which may adversely affect investment performance. In evaluating an investment, the Adviser and the Sub-Advisers are dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the impact investing factors relevant to a particular investment.
Successful application of the Fund’s impact investing strategy will depend upon the Adviser’s and each Sub-Adviser’s skill in properly identifying and analyzing impact investing issues. Investments made may not generate the amount of positive, measurable impact that was intended when the investment was made.
•	Initial Public Offerings Risk: The Fund may invest in IPOs, which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.
•	Large Capitalization Companies Risk: There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
•	Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other series of GuideStone Funds (i.e., funds) that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a small asset base, leading to an increase in the Fund’s expense ratio.
•	Liquidity Risk: Certain investments may be difficult or impossible for the Fund to purchase or sell at an advantageous time or price or in sufficient amounts to achieve the desired level of exposure, particularly in times of market turmoil or adverse investor perceptions. The Fund may be required to dispose of investments at unfavorable times or prices in order to satisfy redemptions, which may result in a loss or may be costly to the Fund. Illiquid investments may be more difficult to value. Judgment plays a greater role in valuing illiquid investments than investments with more active markets. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.
•	Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will
GuideStone Funds Prospectus | 7

change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. For example, the outbreak of the novel coronavirus disease (“COVID-19”) has negatively affected economies, markets and individual companies throughout the world, including those in which the Fund invests. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Fund and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result, which may contribute to the negative impact on investment performance. Also, governments, their regulatory agencies or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large.
•	Mid-Capitalization Companies Risk: Medium-sized company (i.e., mid-cap) stocks have historically been subject to greater investment risk than large company stocks. They generally are more vulnerable than larger companies to adverse business or economic developments. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large company stocks.
•	Mortgage- and Asset-Backed Securities Risk: The Fund is subject to the risk that the principal on mortgage- and asset-backed securities held by the Fund will be prepaid, which generally will reduce the yield and market value of these securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates may increase the risk of default by borrowers and tend to extend the duration of these securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. This is known as extension risk. Moreover, declines in the credit quality of the issuers of mortgage- and asset-backed securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. In addition, certain mortgage- and asset-backed securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.
•	Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
•	Municipal Securities Risk: The amount of public information available about municipal securities is generally less than what is available for corporate equities or bonds. Special factors, such as potential legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.
•	Natural Resources Companies and Commodities Risk: Natural resources industries and commodities markets may be significantly affected by (often rapid) changes in
8 | GuideStone Funds Prospectus

supply of, or demand for, various natural resources and commodities. They may also be affected by changes in commodity prices; changes in exchange rates, interest rates and inflation rates; market speculation; international political and economic developments (such as political events affecting access to natural resources, acts of war and terrorism); environmental incidents; energy conservation; depletion of natural resources; the success of exploration projects; and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries, and the prices of commodities may experience volatility due to supply and demand disruptions in major producing or consuming regions.
•	New Fund Risk: The Fund is new and has no operating history as of the date of this Prospectus. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may not be able to achieve its investment objective. The Fund may not be successful in implementing its investment strategy.
•	Other Funds Risk: The performance of underlying funds depends upon the performance of the other funds’ managers and selected strategies, the adherence by such managers to such selected strategies, the instruments used by such managers and the Adviser’s ability to select managers and effectively allocate Fund assets among the other funds. Registered closed-end interval funds, private funds and similar pooled investment vehicles will invest a large percentage, if not all, of their assets in securities, financial instruments or other assets that do not have readily ascertainable market prices. Therefore, the Fund’s investments in other funds will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, with risks that are generally greater than the risks of investing in public companies that may be at a later stage of development. In addition, the funds that the Fund may invest in may hold concentrated, non-diversified portfolios of private equity, debt, real estate or other assets. The Fund will be economically exposed to those concentrated portfolios through its investment in other funds, which means that the Fund will suffer losses if the underlying asset class or industry that an underlying fund is concentrated in, or the particular companies or properties that a fund is invested in, are economically disadvantaged due to sector or investment-specific risks. Private funds and similar pooled investment vehicles are not required to be registered as investment companies, so the Fund will not be afforded the protections of the Investment Company Act of 1940, as amended, with respect to such investments.
•	Real Estate Investing Risk: Investments in REITs and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
•	Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as the Sub-Advisers expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
•	Small- and Micro-Capitalization Companies Risk: An investment in a smaller company or fund may be more volatile and less liquid than an investment in a larger company or fund. Small companies and funds generally are more sensitive to adverse business and economic conditions than larger, more established companies and funds. Small companies and funds may have limited financial resources, management experience, markets and product diversification. The Fund’s investment in start-up organizations or funds are generally subject to greater risks than other investments.
•	U.S. Government Securities Risk: Not all obligations of U.S. government agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some are backed by a right to borrow from the U.S. Treasury, while others are backed only by the credit of the issuing agency or instrumentality. Accordingly, these securities carry at least some risk of non-payment.
•	Valuation Risk: The Fund invests in funds that invest a large percentage, if not all, of their assets in securities and other financial instruments that do not have readily ascertainable market prices. Therefore, the Fund’s investments in these funds will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate. The Fund will not be able to confirm independently the accuracy of the managers’ valuations (which are unaudited except at year-end). This risk is exacerbated to the extent that some funds generally provide valuations only on a quarterly basis or less-frequent basis. While such information is provided on a quarterly or less-frequent basis, the Fund will provide valuations, and will issue shares, on a daily basis.
GuideStone Funds Prospectus | 9

•	Warrants and Rights Risk: Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
Performance
The Fund is new and does not have a full calendar year of performance. Once it has a full calendar year of performance, total return information will be presented. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC
Tim Bray, CFA, CAIA, CDDA Senior Portfolio Manager	Since [January 2021]
Matt L. Peden, CFA Vice President and Chief Investment Officer	Since [January 2021]
Brandon Pizzurro, CFP® Portfolio Manager	Since [January 2021]
Sub-Advisers and Portfolio Managers
Janus Capital Management LLC
Hamish Chamberlayne, CFA Head of Global Sustainable Equity and Portfolio Manager	Since [January 2021]
Aaron Scully, CFA Portfolio Manager	Since [January 2021]
Parametric Portfolio Associates LLC
Paul Bouchey, CFA Global Head of Research	Since [January 2021]
Richard Fong, CFA Senior Portfolio Manager	Since [January 2021]
Justin Henne, CFA Managing Director – Customized Equity Exposure	Since [January 2021]
Thomas Seto Head of Investment Management	Since [January 2021]
RBC Global Asset Management (U.S.) Inc.
Brian Svendahl, CFA Managing Director, Co-Head, U.S. Fixed Income and Co-Lead Portfolio Manager, Impact Investing	Since [January 2021]
10 | GuideStone Funds Prospectus

Purchase and Sale of Fund Shares
Purchase of Fund Shares
Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000. The $1,000 initial purchase minimum applies separately to each fund of GuideStone Funds that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of the Fund (however, if you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply):
Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Accounts (“IRAs”)	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100
Institutional Class Shares: Institutional Class shares are available for purchase directly from the Fund by any individual or entity by making a minimum initial investment of $1,000,000 (there is no minimum subsequent investment) in the funds of GuideStone Funds in the aggregate, unless an investor purchases shares by or through financial intermediaries that have entered into an appropriate agreement with the Trust or its affiliate(s). In addition, investors that hold Institutional Class shares of the funds of GuideStone Funds that were acquired prior to May 1, 2014, remain eligible to purchase and hold Institutional Class shares irrespective of whether their initial investment exceeded $1,000,000.
Participant-directed employee benefit plans that are not serviced by GuideStone Financial Resources are not eligible to purchase Institutional Class shares directly from the Fund but may do so through certain authorized financial intermediaries. If Institutional Class shares are purchased through a GuideStone-Serviced Plan or a participant-directed employee benefit plan serviced by an authorized financial intermediary other than GuideStone Financial Resources, the policies, procedures and minimum investment requirements relating to these purchases will differ from those set forth herein, and additional fees may apply to your investment in the Fund. A “GuideStone-Serviced Plan” means an employee benefit plan that allows its participants to direct their own investments, and through which recordkeeping and other administrative services are provided by GuideStone Financial Resources under an agreement permitting the purchase of Institutional Class shares. For more information about Institutional Class shares, please contact GuideStone at 1-888-GS-FUNDS (1-888-473-8637).
At the discretion of the Trust’s officers, the minimum investment requirements for any class of shares may be waived.
Sale of Fund Shares
The Fund’s shares are redeemable, and may be redeemed on any business day, through the website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). (Purchases and redemptions by telephone are only permitted if you establish these options on your account.) You may also purchase or redeem shares of the Fund through certain other financial intermediaries. You may be charged a fee for effecting transactions through these financial intermediaries.
Tax Information
Generally, the Fund’s distributions are taxable to you as ordinary income or long-term capital gains, except when your investment in the Fund is made through a 403(b) plan, a 401(k) plan, an individual retirement account (IRA) or other tax-advantaged arrangement, from which withdrawals may be taxed as ordinary income.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
GuideStone Funds Prospectus | 11

Additional Information Regarding the Fund
What is a mutual fund?
A mutual fund pools shareholders’ money and, using professional management, invests in securities like stocks and bonds.

Who is the Adviser?
GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund. The Adviser is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). Rather than making the day-to-day investment decisions for the Fund, the Adviser generally retains the services of other investment management firms to do so. The Adviser may, from time to time, elect to trade individual stocks, fixed income securities, third-party mutual funds, exchange-traded funds (“ETFs”), private funds or other similar pooled investment vehicles for the Fund.
The Fund uses various investment management firms (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) to manage its assets. The Adviser reviews the Sub-Advisers’ performance, allocates the assets of the Fund among them and makes recommendations to the Board of Trustees (“Board of Trustees”) of GuideStone Funds (the “Trust”) regarding changes to the Sub-Advisers. The Fund may change Sub-Advisers without shareholder approval.
Changes to Investment Objective: The Fund’s investment objective is not a fundamental policy and may be changed by the Board of Trustees without shareholder approval.
Faith-Based Investing: The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries, or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions. These investment restrictions may only be changed by the vote of the majority of the outstanding shares of the Trust, and not an individual Fund. A “majority of the outstanding shares of the Trust” is defined as greater than 50% of the shares shown on the books of the Trust or its transfer agent as then issued and outstanding, voted in the aggregate, but does not include shares which have been repurchased or redeemed by the Trust.
Control by GuideStone Financial Resources: In accordance with the Trust’s Trust Instrument, GuideStone Financial Resources will, at all times, directly or indirectly own, control or hold with power to vote of at least 60% of the outstanding shares of the Trust. The funds of the Trust will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of the Trust. As of the date of this Prospectus, GuideStone Financial Resources also controls the vote of at least a majority of the outstanding shares of the Fund.
The Fund is not insured or guaranteed by the Adviser, GuideStone Financial Resources, any bank, the Federal Deposit Insurance Corporation or any government agency. As with all mutual funds, your investment in the Fund involves investment risk, including the possible loss of the principal amount you invested. There is no guarantee that the Fund will be able to meet its investment objective.
12 | GuideStone Funds Prospectus

Additional Information About Principal Strategies & Risks
The following provides more information about the Fund’s principal investment strategies and risks. Disclosure regarding non-principal investment strategies and risks is available in the Trust’s Statement of Additional Information (“SAI”).
Cash Overlay: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC (“Parametric”) whereby Parametric is responsible for monitoring and investing cash balances of the Fund. The Adviser and the Sub-Adviser(s) for the Fund determine the amount of the Fund’s cash balances. Under the agreement, Parametric may from time to time invest in long and/or short positions in U.S. Treasury securities and derivative instruments, such as exchange listed equity index futures contracts (e.g., S&P 500® Index, MSCI EAFE Index, MSCI All Country World Index (ACWI) Index, etc.), to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.
What are derivatives?
Derivatives are investments whose values are based on (or “derived” from) a stock, bond, other asset or index. These investments include options, futures contracts and similar investments. Futures and options are popular types of derivatives because, generally, they are easily bought and sold and have market values that are regularly calculated and published.
Derivatives: The Fund may use long or short positions in derivatives. The Fund may use various types of forwards, futures, options and swaps, including, but not limited to, forward currency exchange contracts; options and futures on stock indexes; interest rate swaps and interest rate futures; options on futures and swap agreements, such as credit default swaps, as a substitute for investing directly in an underlying asset, to increase return, to gain or maintain exposure to foreign markets and currencies, to hedge against losses, to reduce market exposure, to maintain liquidity, to commit cash pending investment or as an alternative to selling a security short.
The Fund’s use of derivatives may reduce its return and increase volatility. An investment in derivatives may rise or fall more rapidly than other investments. An investment in derivatives is subject to changes in the value of the underlying security on which the investment is based. Derivatives involve risks different from, and in some respects greater than, the risks associated with investing in more traditional investments, such as stocks and bonds. Derivatives can be highly complex and highly volatile and may perform in unanticipated ways. Derivatives can create leverage, which can magnify the impact of a decline in the value of the reference instrument underlying the derivative, and the Fund could lose more than the amount it invests. Derivatives can have the potential for unlimited losses, for example, where the Fund may be called upon to deliver a security it does not own. Derivatives can be difficult to value and may at times be highly illiquid, and the Fund may not be able to close out or sell a derivative at a particular time or at an anticipated price. There may be imperfect correlation between a derivative and the reference instrument, and the reference instrument may not perform as anticipated. Suitable derivatives may not be available in all circumstances, and there can be no assurance that the Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Derivatives may involve fees, commissions or other costs that may reduce the Fund’s gains (if any) from the derivatives. Derivatives that have margin requirements involve the risk that if the Fund has insufficient cash or eligible margin securities to meet daily variation margin requirements, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. The Fund may remain obligated to meet margin requirements until a derivatives position is closed. In addition, the Fund’s use of derivatives may have different tax consequences for the Fund than an investment in the reference instruments, and those differences may increase the amount and affect the timing and character of taxable distributions payable to shareholders.
Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. Counterparty risk may arise because of market activities and developments, the counterparty’s financial condition (including financial difficulties, bankruptcy or insolvency), or other reasons. That risk is generally thought to be greater with over-the-counter (“OTC”) derivatives than with derivatives that are centrally-cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations.
When the Fund uses derivatives, it will likely be required to provide margin or collateral and/or segregate cash or other liquid assets in a manner that satisfies contractual undertakings and regulatory requirements. These practices may not prevent the Fund from incurring losses on derivatives. The need to provide margin or collateral and/or segregate assets could limit the Fund’s
GuideStone Funds Prospectus | 13

ability to pursue other opportunities as they arise. Segregated assets are not available to meet redemptions. The amount of assets required to be segregated will depend on the type of derivative the Fund uses and the nature of the contractual arrangement. If the Fund is required to segregate assets equal to only the current market value of its obligation under a derivative, the Fund may be able to use derivatives to a greater extent than if it were required to segregate assets equal to the full notional value of such derivative, which would increase the degree of leverage the Fund could undertake through derivatives and otherwise.
Although the Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments. It is possible that the Fund may not hedge certain risks in particular situations, even if suitable instruments are available.
The U.S. Securities and Exchange Commission (“SEC”) has adopted new regulation of mutual funds’ use of derivative instruments. Ongoing changes to regulation of the derivatives markets and potential changes in the regulation of mutual funds using derivative instruments could limit the Fund’s ability to pursue its investment strategies. New regulation of derivatives may make them more costly, may limit their availability or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively OTC and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.
Additional risks associated with certain types of derivatives are discussed below:
Forward Contracts. There are no limitations on daily price movements of forward contracts. Changes in foreign exchange regulations by governmental authorities might limit the trading of forward contracts. To the extent the Fund enters into non-U.S. currency forward contracts with banks, the Fund is subject to the risk of bank failure or the inability of or refusal by a bank to perform such contracts. There have been periods during which certain banks have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the difference between the price at which the bank is prepared to buy and the price at which it is prepared to sell).
Futures. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. This could be the case if, for example, a future’s price has increased or decreased by the maximum allowable daily limit and there is no buyer (or seller) willing to purchase (or sell) the futures contract that the Fund needs to sell (or buy) at that limit price.
Options. When the Fund writes a covered call option, it assumes the risk that it will have to sell the underlying instrument at an exercise price that may be lower than the market price of the instrument, and it gives up the opportunity to profit from a price increase in the underlying instrument above the exercise price. If a call option that the Fund has written is exercised, the Fund will experience a gain or loss from the sale of the underlying instrument. In the case of an uncovered call option, there is a risk of unlimited loss. When an uncovered call is exercised, the Fund must purchase the underlying instrument to meet its call obligations and the necessary instruments may be unavailable for purchase. If a call option that the Fund has written expires unexercised, the Fund will experience a gain in the amount of the premium it received; however, that gain may be offset by a decline in the market value of the underlying instrument during the option period.
When the Fund writes a put option, it assumes the risk that it will have to purchase the underlying instrument at an exercise price that may be higher than the market price of the instrument. If the market price of the underlying instrument declines, the Fund would expect to suffer a loss. However, the premium a Fund received for writing the put should offset a portion of the decline. If an option that the Fund has purchased expires unexercised, the Fund will experience a loss in the amount of the premium it paid.
Swaps. Swap transactions generally do not involve delivery of reference instruments or payment of the notional amount of the contract. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap defaulting, the net amount of payments that the Fund is contractually entitled to receive. If the Fund sells a credit default swap, however, the risk of loss may be the entire notional amount of the swap. Swap agreements may shift the Fund’s investment exposure from one type of investment to another.
14 | GuideStone Funds Prospectus

Historically, the absence of an organized exchange or market for swap transactions led, in some instances, to difficulties in trading and valuation, especially in the event of market disruptions. Recent legislation requires many swaps to be executed through an organized exchange or regulated facility and cleared through a regulated clearing organization. The swap market continues to change as a result of this legislation, which could adversely affect the Fund. Moreover, the use of an organized exchange or market for swap transactions may not result in swaps being easier to trade or value.
Duration: Duration measures the time-weighted expected cash flows of a fixed income security, which can determine its sensitivity to changes in the general level of interest rates. Securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The Fund with a longer dollar-weighted average duration generally can be expected to be more sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security’s coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. As the value of a security changes over time, so will its duration.
Foreign and Emerging Markets Risk: Foreign securities, including those issued by foreign governments, involve risks in addition to those associated with comparable U.S. securities. Additional risks include exposure to less developed or less efficient trading markets; social, political, diplomatic or economic instability; trade barriers and other protectionist trade policies (including those of the United States); fluctuations in foreign currencies or currency redenomination; potential for default on sovereign debt; nationalization or expropriation of assets; settlement, custodial or other operational risks; higher transaction costs; confiscatory withholding or other taxes; and less stringent auditing, corporate disclosure, governance and legal standards. The Fund may have limited or no legal recourse in the event of default with respect to certain foreign securities. In addition, key information about the issuer, the markets or the local government or economy may be unavailable, incomplete or inaccurate. As a result, foreign securities may fluctuate more widely in price, and may also be less liquid, than comparable U.S. securities. World markets, or those in a particular region, may all react in similar fashion to important economic or political developments. In addition, securities issued by U.S. entities with substantial foreign operations may involve risks relating to political, economic or regulatory conditions in foreign countries, as well as currency exchange rates.
Investing in emerging markets countries involves risks in addition to and greater than those generally associated with investing in more developed foreign countries. The governments of emerging markets countries may be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country and/or impose burdensome taxes that could adversely affect security prices. In addition, the economies of emerging markets countries may be dependent on relatively few industries that are more susceptible to local and global changes, and may suffer from extreme and volatile debt burdens or inflation rates. Emerging markets countries may also have less developed legal and accounting systems. Securities markets in emerging markets countries are also relatively small and have substantially lower trading volumes. As a result, securities of issuers in emerging markets countries may be more volatile and less liquid than securities of issuers in foreign countries with more developed economies or markets. In times of market stress, regulatory authorities of different emerging markets countries may apply varying techniques and degrees of intervention, which can have an effect on prices and may require that a Fund fair value its holdings in those countries.
Securities of issuers traded on exchanges may be suspended, either by the issuers themselves, by an exchange or by governmental authorities. The likelihood of such suspensions may be higher for securities of issuers in emerging or less-developed markets’ countries than in countries with more developed markets. Trading suspensions may be applied from time to time to the securities of individual issuers for reasons specific to that issuer, or may be applied broadly by exchanges or governmental authorities in response to market events. Suspensions may last for significant periods of time, during which trading in the securities and in instruments that reference the securities, such as derivative instruments, may be halted. In the event that the Fund holds material positions in such suspended securities or instruments, the Fund’s ability to liquidate its positions or provide liquidity to investors may be compromised, and the Fund could incur significant losses.
In addition, foreign markets may perform differently than the U.S. market. Over a given period of time, foreign securities may underperform U.S. securities — sometimes for years. The Fund could also underperform if it invests in countries or regions whose economic performance falls short. To the extent that the Fund invests a portion of its assets in one country, state, region or currency, an adverse economic, business or political development may affect the value of the Fund’s investments more than if its investments were not so invested.
GuideStone Funds Prospectus | 15

The effect of economic instability on specific foreign markets or issuers may be difficult to predict or evaluate. Some national economies continue to show profound instability, which may in turn affect their international trading and financial partners or other members of their currency bloc.
Foreign Currency Tax Risk: As a regulated investment company, the Fund must derive at least 90% of its gross income for each taxable year from sources treated as qualifying income under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund treats foreign currency gains as qualifying income. You should be aware, however, that the U.S. Treasury Department has statutory authority to issue regulations excluding from the definition of qualifying income foreign currency gains not directly related to an underlying fund’s business of investing in securities (e.g., for purposes other than hedging an underlying fund’s exposure to foreign currencies). As of the date of this prospectus, no regulations have been issued pursuant to this authorization. Such regulations, if issued, may result in the Fund being unable to qualify as a regulated investment company for one or more years. In this event, the Board of Trustees may authorize a significant change in investment strategy or other action. Additionally, the Internal Revenue Service has not issued any guidance on how to apply the asset diversification test to foreign currency positions. Any determination by the Internal Revenue Service as to how to do so might differ from that of the Fund and may result in the Fund paying additional tax or the Fund’s failure to qualify as a regulated investment company. In lieu of potential disqualification, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect. The lack of guidance provided by the Internal Revenue Service may be taken into account in determining whether any such failure is due to reasonable cause and not willful neglect. For more information, please see the “Taxation” section in the SAI.
Impact Investing: The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of impact investing criteria carries the risk that, under certain market conditions, the Fund may not be able to take advantage of certain investment opportunities due to that criteria, which may adversely affect investment performance. In evaluating an investment, the Adviser or a Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the impact investing factors relevant to a particular investment.
In addition, there is a risk that the securities identified by the impact criteria do not operate as expected in achieving the expected impact. A securities’ performance under the impact criteria or the Adviser’s or a Sub-Adviser’s assessment of securities’ performance under the impact criteria could vary over time, which could cause the Fund to be temporarily invested in companies that do not comply with the Fund’s approach towards impact investing. There are significant differences in interpretations of what it means for a security to achieve a positive impact. Successful application of the Fund’s impact investing strategy will depend upon the Adviser’s and each Sub-Adviser’s skill in properly identifying and analyzing impact investing issues. There is no guarantee that a Sub-Adviser's definition of impact investing, security selection criteria or a Sub-Adviser’s assessment of securities’ performance under the impact criteria could vary over time, which could cause the Fund to be temporarily invested in companies that do not comply with the Fund’s approach towards impact investing. There is no guarantee that a Sub-Adviser's definition of impact investing, security selection criteria or investment judgment will reflect the beliefs or values of any particular investor.
Initial Public Offerings: The market value of shares issued in an initial public offering (“IPO”) will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments could have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance will likely decline, which could reduce the Fund’s performance.
Interest Rate Risk: In general, the value of investments with interest rate risk, such as debt securities or income-oriented equity securities that pay dividends, will move in the direction opposite to movements in interest rates. If interest rates rise, the value of such securities may decline. Interest rates may change in response to the supply and demand for credit, changes to government monetary policy and other initiatives and other factors. Debt securities have varying levels of sensitivity to changes in interest rates. Typically, the longer the maturity (i.e., the term of a debt security) or duration (i.e., a measure of the sensitivity of a debt security to changes in market interest rates, based on the entire cash flow associated with the security) of a debt security, the greater the effect a change in interest rates could have on the security’s price. Thus, the sensitivity of the Fund’s debt securities to
16 | GuideStone Funds Prospectus

interest rate risk will increase with any increase in the duration of those securities. Short-term securities tend to react to changes in short-term interest rates, and long-term securities tend to react to changes in long-term interest rates. The link between interest rates and debt security prices tends to be weaker with lower-rated debt securities than with investment grade debt securities. Fluctuations in interest rates may affect the liquidity of fixed income securities and instruments held by the Fund.
Large Shareholder Transactions Risk: Shares held by large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as shares held by other funds of the Trust, may from time to time represent a substantial portion of the Fund’s assets. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such large shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs and affect the liquidity of the Fund’s portfolio. In addition, when funds of funds (e.g., the Trust’s Target Date Funds or the Target Risk Funds) or other investors own a substantial portion of the Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems or owns a substantial portion of the Fund’s shares. A high volume of redemption requests can impact the Fund the same way as the transactions of a single shareholder with substantial investments.
LIBOR Transition Risk: The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In July 2017, the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate, Sterling Overnight Interbank Average Rate and Secured Overnight Financing Rate, global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains unclear. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Liquidity Risk: Certain investments may be difficult or impossible to sell at a time or price most favorable to the Fund, which could decrease the overall level of the Fund’s liquidity and its ability to sell securities to meet redemptions. There is also a risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other investments. Also, the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.
To the extent that the traditional dealer counterparties that engage in fixed income trading do not maintain inventories of bonds (which provide an important indication of their ability to “make markets”) that keep pace with the growth of the bond markets over time, relatively low levels of dealer inventories could lead to decreased liquidity and increased volatility in the fixed
GuideStone Funds Prospectus | 17

income markets. Additionally, market participants other than the Fund may attempt to sell fixed income holdings at the same time as the Fund, which could cause downward pricing pressure and contribute to illiquidity.
To the extent that the Fund invests in below-investment grade fixed income securities, small- and mid-capitalization stocks, real estate investment trusts (“REITs”), interval funds, private funds, similar pooled investment vehicles and emerging country issuers, it may be especially subject to the risk that during certain periods, the liquidity of particular issuers or industries, or all securities within a particular investment category, may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Manager of Managers: With respect to the Fund, the Adviser is a “manager of managers.” The Adviser may allocate the Fund’s assets among multiple Sub-Advisers, each of which is responsible for investing its allocated portion of the Fund’s assets. The Adviser continuously monitors the performance and operations of the Sub-Advisers and the allocation of the assets of the Fund among them. The Adviser is active in the selection of Sub-Advisers as well. To a significant extent, the Fund’s performance will depend on the success of the Adviser in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. Because each Sub-Adviser manages its allocated portion of the Fund independently from another Sub-Adviser, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a Sub-Adviser to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one Sub-Adviser may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another Sub-Adviser believes continued exposure to the equity or fixed income markets is appropriate for its allocated portion of the Fund. Because each Sub-Adviser directs the trading for its own portion of the Fund and does not aggregate its transactions with those of the other Sub-Advisers, the Fund may incur higher brokerage costs than would be the case if a single Sub-Adviser were managing the entire Fund. In addition, while the Adviser seeks to allocate a the Fund’s assets among the Fund’s Sub-Advisers in a manner that it believes is consistent with achieving the Fund’s investment objective, the Adviser may be subject to potential conflicts of interest in allocating the Fund’s assets among Sub-Advisers, to the extent that such activity could impact the Adviser’s revenues and profits. The Fund pays its Sub-Advisers directly. In the case of the Fund, which has multiple Sub-Advisers, the actual overall management fee of the Fund may change from time to time based on the allocation of the Fund’s assets to its Sub-Advisers, which may charge different sub-advisory fees. Accordingly, changes in asset allocations among the Fund’s Sub-Advisers may result in an increase or a decrease in the Fund’s actual operating expenses. Similarly, termination of a Sub-Adviser or addition of a new Sub-Adviser may result in changes to actual operating expenses. The assets of multiple Funds or other accounts may be aggregated for purposes of calculating breakpoints in sub-advisory fees. Therefore, the Adviser’s decision to increase or decrease the amount of Fund assets allocated to a particular Sub-Adviser also may serve to lower or increase, respectively, the sub-advisory fee (and therefore the actual overall management fee) of another fund of the Trust that aggregates its assets with the Fund. The Adviser is a fiduciary for the shareholders of the Fund and must put the Fund’s interests ahead of its own interests (or the interests of its affiliates). When recommending the appointment or continued service of a Sub-Adviser, consistent with its fiduciary duty, the Adviser relies primarily on its analysis of qualitative and quantitative factors to act in a manner that it determines to be in the best interests of the Fund.
Mortgage- and Asset-Backed Securities Risk: A mortgage-backed security (“MBS”) may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some MBSs make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). MBSs are based on different types of mortgages including those on commercial real estate or residential properties.
Asset-backed securities (“ABSs”) have structural characteristics similar to MBSs. However, the underlying assets are not first lien mortgage loans or interests therein but include assets such as motor vehicle installment sales contracts, other installment sales contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.
The Fund is subject to the risk that the principal on MBSs and ABSs held by the Fund may be prepaid, which generally will reduce the yield and market value of these securities. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBSs and ABSs. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. An increased rate of prepayments on the Fund’s MBSs and ABSs will result in a loss of interest income to the Fund as the Fund may be required to reinvest assets at a
18 | GuideStone Funds Prospectus

lower interest rate. When interest rates rise, borrowers are less likely to prepay their mortgage loans. A decreased rate of prepayments lengthens the expected maturity of a MBS. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. This is known as extension risk. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, to the extent the Fund holds these types of securities, it may experience additional volatility and losses. The Fund’s investments in other ABSs are subject to risks similar to those associated with MBSs, as well as additional risks associated with the nature of the assets and the servicing of those assets. ABSs may not have the benefit of a security interest in collateral comparable to that of mortgage assets, resulting in additional credit risk.
Declines in the credit quality of and defaults by the issuers of MBSs and ABSs or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. If the Fund purchases MBSs or ABSs that are “subordinated” to other interests in the same pool, the Fund as a holder of those securities may receive payments only after the pool’s obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.
Municipal Securities Risk: The amount of public information available about municipal securities is generally less than what is available for corporate equities or bonds. Special factors, such as potential legislative changes and state and local economic and business developments, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the Fund invests may have an impact on the Fund’s share price. In addition, the secondary market for certain municipal bonds may not be as developed or liquid as other securities markets, which may adversely affect the Fund’s ability to sell such municipal bonds at attractive prices.
The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties in the municipal securities market related to taxation or the rights of security holders. Municipal securities backed by current or anticipated revenues from a specific project or specific asset may be adversely impacted by declines in revenue collection from the project or asset. Changes in the financial health of a municipality may make it difficult for it to make interest and principal payments when due. In addition, changes in market conditions and the financial condition of the issuers may adversely affect the yield and value of the Fund’s municipal securities investments.
Private Investment Funds: Private investment funds’ performance depends upon the performance of the private investment funds’ managers and selected strategies, the adherence by such managers to such selected strategies, the instruments used by such managers and the Adviser’s ability to select managers and effectively allocate Fund assets among the private investment funds. The Fund’s investments in private funds are subject to the risks of such private funds’ underlying investments, which will vary depending on the industries and business lines in which such private funds invest. These risks include additional illiquidity risk, foreign investing risk, currency risk, interest rate risk, default risk, valuation risk and derivatives risk. Generally, little public information exists for private fund investments, and there is a risk the Fund may not have sufficient information to make a fully informed investment decision.
Private investment funds will invest a large percentage, if not all, of their assets in securities and other financial instruments that do not have readily ascertainable market prices. Therefore, the Fund’s investments in private investment funds will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate.
Private funds may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a private fund experiences the need to write down the value of an investment.
In addition, the private funds that the Fund may invest in may hold concentrated, non-diversified portfolios of private equity, debt or real estate. The Fund may be economically exposed to those concentrated portfolios through its investment in private
GuideStone Funds Prospectus | 19

funds, which means that the Fund will suffer losses if the underlying asset class or industry that a private fund is concentrated in, or the particular companies or properties that a private fund is invested in, are economically disadvantaged due to sector or investment-specific risks. Private funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.
Investors in a private fund must rely on the ability of the general partner and/or the manager to manage both the private fund and the portfolio companies in which it invests, and generally do not have the right to participate in the making of investment decisions. The general partner and/or the manager typically has sole and absolute discretion in structuring, negotiating, making and selling investments for the private fund, and investors, such as the Fund, will have to rely exclusively on the ability of the general partner and/or the manager to select and manage such investments. In addition, the general partner and/or manager may manage other funds that could engage in activities which would conflict with the interests of the private fund or its investors. Any failure by the general partner and/or the manager to select successful investments for the private fund could result in substantial losses to the Fund.
Investment in a private fund requires a long-term commitment by the Fund, with no certainty of return. Investments made by a private fund may not be disposed of at a profit prior to the date the private fund expires or otherwise dissolves, which may result in a sale at a disadvantageous time and price, which could result in a loss to investors (like the Fund). Investment in a private fund typically involves the risk of loss of the entire investment, with limited or no downside protection.
Investments in private funds are typically subject to substantial fees and expenses, including incentive fees paid to the general partner and/or manager based on the private fund’s performance. Many such fees and expenses will generally be paid regardless of whether the private fund produces positive investment returns, and if the relevant private fund does not produce significant positive returns, these fees and expenses could cause an investor (like the Fund) to recover less than its initial investment at the time of the private fund’s dissolution.
The securities of private funds are generally not registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), the Securities Act of 1933, as amended, or any state securities laws, and therefore investors (like the Fund) in private funds will not benefit from the protections and restrictions of such laws. Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.
Real Estate Investment Trusts: A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. A REIT is not subject to federal income tax on its net income and net realized gains that are distributed to its shareholders, provided it complies with certain requirements of the Code. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs and other real estate company securities are subject to, among other risks: declines in property values; defaults by mortgagors or other borrowers and tenants; increases in property taxes and other operating expenses; overbuilding in their sector of the real estate market; fluctuations in rental income; changes in interest rates; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; changes in tax and regulatory requirements; losses due to environmental liabilities; or casualty or condemnation losses. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free “pass-through” of net income and net realized gains under the Code or to maintain their exemption from registration under the 1940 Act. Foreign REITs could possibly fail to qualify for any beneficial tax treatments available in their local jurisdictions. Failure to meet these requirements may have adverse consequences on the Fund. For example, Japanese REITs (“J-REITs”) are subject to complex tax regulation in Japan and a failure to comply with those requirements could disqualify the J-REIT from special tax benefits and reduce the amount available for distribution to J-REIT investors. The value of REIT common shares may decline when interest rates rise. During periods of high interest rates, REITs and other real estate companies may lose appeal for investors who may be able to obtain higher yields from other income-producing investments. High interest rates may also mean that financing for property purchases and improvements is more costly and difficult to obtain.
20 | GuideStone Funds Prospectus

Most equity REITs receive a flow of income from property rentals, which, after covering their expenses, they pay to their shareholders in the form of dividends. Equity REITs may be affected by changes in the value of the underlying property they own, while mortgage REITs may be affected by the quality of any credit they extend. REITs and other real estate company securities tend to be small- to mid-cap securities and are subject to the risks of investing in small- to mid-cap securities. Some REIT securities may be preferred stock, which receives preference in the payment of dividends.
Smaller and Midsize Companies: While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller and midsize company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for greater price volatility are the less certain growth prospects of smaller and midsize companies, the lower degree of liquidity in the markets for such securities and the greater sensitivity of smaller and midsize companies to changing economic conditions. In addition, smaller and midsize companies may lack depth of management, be unable to generate funds necessary for growth or development, have limited product lines or be developing or marketing new products or services for which markets are not yet established and may never become established. Smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying loans, particularly those with floating interest rates. The Fund’s investments in micro-capitalization or start-up funds involve substantial risk of loss, and the Fund will not have operating history to evaluate before investing.
Sovereign Debt Risk: Sovereign debt securities are subject to the risk that a governmental entity may delay or refuse to pay interest or principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of the governmental entity’s debt position in relation to the economy, its policy toward international lenders or the failure to put in place economic reforms required by multilateral agencies. If a governmental entity defaults, it may ask for more time in which to pay or for further loans. There may be no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign debt risk is increased for emerging market issuers. Certain emerging market or developing countries are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt.  Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis that led to defaults and the restructuring of certain indebtedness.
Temporary Defensive Positions: The Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the GuideStone Funds Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, the Fund may not meet its investment objective.
GuideStone Funds Prospectus | 21

Management of the Fund
Adviser
What is a manager of managers?
The Adviser generally does not make the day-to-day investment decisions for the Fund. Rather, it retains the services of experienced investment management firms (the Sub-Advisers) to do so. The Adviser continuously monitors the performance of these Sub-Advisers and allocates the assets of the Fund among them.
GuideStone Capital Management, LLC is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152 and serves as the Adviser to the Fund, under its Advisory Agreement with the Trust and subject to the supervision of the Board of Trustees. GuideStone Financial Resources was established in 1918 and exists to assist churches and other ministry organizations by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. For the Adviser, Matt L. Peden, CFA, Vice President and Chief Investment Officer; Tim Bray, CFA, CAIA, CDDA, Senior Portfolio Manager; and Brandon Pizzurro, CFP®, Portfolio Manager, serve as portfolio managers to the Fund. Messrs. Peden and Bray have worked for the Adviser or its predecessor for more than five years. Mr. Pizzurro joined the Adviser in 2017, and previously, he served as Senior Investment Analyst for First Command Financial Services. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the funds of the Trust can be found in the SAI.
The Adviser provides or oversees the provision of all investment advisory and portfolio management services to the Fund. The Adviser has supervisory responsibility for the management and investment of the Fund’s assets and develops overall investment strategies for the Fund. The Adviser may, from time to time, elect to trade individual stocks, fixed income securities, third-party mutual funds, ETFs, closed-end interval funds, private funds and similar pooled investment vehicles. As further discussed below, the Adviser’s management responsibilities also include the evaluation, selection and monitoring of Sub-Advisers.
With respect to the Fund, the Adviser is a “manager of managers” and continuously monitors the performance and operations of the Sub-Advisers and the allocation of the assets among them. The Adviser oversees each Sub-Adviser’s adherence to its stated investment strategies and compliance with the Fund’s investment objective, policies and limitations. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The appointment of any new Sub-Advisers must be approved by the Board of Trustees. The Trust has been granted an order from the SEC to allow the approval of new Sub-Advisers and Sub-Advisory Agreements without shareholder approval, provided that shareholders of the Fund will be notified of such change within 90 days. The Fund may not enter into a sub-advisory agreement with an “affiliated person” of the Adviser (as that term is defined in the 1940 Act) (“Affiliated Sub-Adviser”) unless the sub-advisory agreement with the Affiliated Sub-Adviser, including compensation, is also approved by the Fund’s shareholders. The Adviser also monitors continuity in the Sub-Advisers’ operations and changes in investment personnel and senior management and performs due diligence reviews of each Sub-Adviser. The Adviser also has the authority to give investment instructions for the purpose of facilitating the transition of Fund assets between, or among, Sub-Advisers and unaffiliated underlying funds.
A discussion regarding the basis for the approval of the Advisory and Sub-Advisory Agreements by the Board of Trustees will be available in the Annual Report dated December 31, 2020.
During the fiscal year ended December 31, 2020, the Fund is expected to pay monthly aggregate management fees to the Adviser and its respective Sub-Advisers at the following annual percentage rate of its average daily net assets:
Fund	Management Fee
Global Impact Fund	0.36%
Sub-Advisers
What is a Sub-Adviser?
Each Sub-Adviser makes the day-to-day investment decisions for the Fund’s assets that it manages, subject to the supervision of the Adviser and the Board of Trustees. Each Sub-Adviser continuously reviews, supervises and administers its own investment program.
22 | GuideStone Funds Prospectus

Below is a list of the Fund’s Sub-Advisers and their staff who are jointly and primarily responsible for the day-to-day management of the Fund’s assets. Information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership in the Fund can be found in the SAI.
Global Impact Fund:
Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206: Janus, through its predecessors, has provided investment management services since 1969 and has been registered with the SEC since 1978. Janus offers U.S. equity, global and international equity, fixed income, asset allocation and alternatives investment strategies. As of December 31, 2020, the firm had assets under management of approximately $[ ] billion. The portfolio managers who are jointly and primarily responsible for the day-to-day management of an assigned portion of the Fund is Hamish Chamberlayne, CFA, Head of Global Sustainable Equity and Portfolio Manager, and Aaron Scully, CFA, Portfolio Manager. Messrs. Chamberlayne and Scully have more than five years of service with Janus.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric offers systematic alpha strategies that seek to outperform designated benchmarks on a risk-adjusted basis by applying systematic, rules-based asset class exposure. The firm’s customized exposure management solutions use individual securities, ETFs, futures, options and other derivative instruments to construct and manage portfolios to assist clients in meeting their market exposure, risk management, tax management and return objectives. As of December 31, 2020, Parametric had total firm assets under management of approximately $[  ] billion. Parametric uses a team approach to manage an assigned portion of the Fund. The team includes Paul Bouchey, CFA, Global Head of Research; Richard Fong, CFA, Senior Portfolio Manager; Justin Henne, CFA, Managing Director – Customized Equity Exposure; and Thomas Seto, Head of Investment Management. Messrs. Bouchey, Fong, Henne and Seto have more than five years of service with Parametric.
RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”), 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402: RBC GAM US was formed in 1983 and is registered as an investment adviser with the SEC. The firm seeks to develop a full understanding of each client’s investment needs and meet those needs with equity, fixed income and cash management solutions, which include institutional separate accounts, open-end investment companies (e.g., mutual funds), other pooled investment vehicles (i.e., private funds), wrap fee programs and model portfolios. As of December 31, 2020, RBC GAM US had assets under management of approximately $[ ] billion. Brian Svendahl, CFA, Managing Director, Co-Head, U.S. Fixed Income and Co-Lead Portfolio Manager, Impact Investing, is responsible for the day-to-day management of the firm’s assigned portion of the Fund. Mr. Svendahl has more than five years of service with RBC GAM US.
Cash Overlay Program:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric whereby Parametric is responsible for monitoring and investing cash balances of the Fund. As of December 31, 2020, the firm had assets under management of approximately $[ ] billion. Parametric uses a team approach to manage the Fund’s Cash Overlay Program. The team includes Justin Henne, CFA, Managing Director – Customized Exposure Management, and Richard Fong, CFA, Senior Portfolio Manager. Messrs. Henne and Fong have more than five years of service with Parametric.
GuideStone Funds Prospectus | 23

Service Providers
The following chart provides information on the Fund’s primary service providers.
24 | GuideStone Funds Prospectus

Shareholder Information
Eligible Investors
You may purchase or redeem shares of the Fund on any business day through the website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). You may also be able to purchase or redeem shares of the Fund through certain financial intermediaries. The Fund reserves the right to refuse to accept investments at any time. GuideStone Financial Resources may invest for its own account, including reserves and endowment, in any class of the Fund. For more information on the purchase or redemption of shares of the Fund, see the section entitled “Summary of Other Important Fund Information” in this Prospectus.
Minimum Account Size
Investor Class Accounts: Investor Class shares of the Fund require a minimum balance of $1,000. The Fund reserves the right to close your account and redeem your shares if the value of your account falls below $1,000, unless the reduction in value is due solely to market depreciation. The $1,000 minimum applies separately to each fund of the Trust that you own. We may close your account and send you a check for the redemption proceeds if you do not bring your account up to the minimum within 30 days after we mail you a written notice. Alternatively, if you have accounts in multiple funds of the Trust below $1,000, which combined equal or exceed $1,000, we may transfer those proceeds into a single account in the GuideStone Funds Money Market Fund, if you do not bring your accounts up to the minimum within 30 days after we mail you a written notice. A redemption of the Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a 403(b) plan, a 401(k) plan, an IRA, or an employee benefit plan (collectively, “Tax-Advantaged Account”).
Institutional Class Accounts: Institutional Class shares of the Fund require a minimum balance of $1,000,000 invested in all funds of the Trust in the aggregate for investors other than GuideStone Serviced Plans. The Fund reserves the right to convert the Institutional Class shares in your account to Investor Class shares, or close your account and redeem your shares, if the value of your account falls below $1,000,000 (or you hold Institutional Class shares of the funds of the Trust that were acquired prior to May 1, 2014), unless the reduction in value is due solely to market depreciation. The Fund will notify you and allow you at least 30 days to bring your account’s value up to the applicable minimum before converting your shares or closing your account. A redemption of the Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a Tax-Advantaged Account. If your shares are converted to Investor Class shares, the conversion will have no effect on the value of your investment in Institutional Class shares of the Fund at the time of conversion. However, the number of shares you own after the conversion may be greater or lower than the number of shares you owned before the conversion, depending on the net asset value (“NAV”) of the respective share classes.
At the discretion of the Trust’s officers, the initial investment minimums and account size requirements noted for both classes of shares may be waived. A shareholder of one class of the Fund who is, or becomes eligible, for another class of the Fund may elect to convert shares of that class to shares of the other class based on the relative NAVs of shares of each class; however, such a conversion will not be made automatically. A conversion of shares between classes of the Fund will not be considered as a taxable transaction for federal income tax purposes.
Other Information
Escheatment Laws: Certain states, including the state of Texas, have laws that allow shareholders to designate a representative to receive abandoned or unclaimed property (“escheatment”) notification by completing and submitting a designation form that generally can be found on the official state website. If a shareholder resides in an applicable state, and elects to designate a representative to receive escheatment notifications, escheatment notices generally will be delivered as required by such state laws, including, as applicable, to both the shareholder and the designated representative. A completed designation form may be mailed to the Fund (if shares are held directly with the Fund) or to the shareholder’s financial intermediary (if shares are not held directly with the Fund). Shareholders should refer to relevant state law for the shareholder’s specific rights and responsibilities under his or her state’s escheatment law(s), which can generally be found on the state’s official website.
Open an IRA or Other GuideStone Investment Account: Shares of the Fund are available to eligible investors for purchase through IRAs, Roth IRAs and other GuideStone investment accounts. BNY Mellon Investment Servicing Trust Company serves as custodian of the IRAs. Eligible investors may also establish an account in the name of a trust established solely by one or
GuideStone Funds Prospectus | 25

more eligible investors and/or an account for a minor. Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts may provide special tax advantages. For more details and applications, call the Trust at 1-888-GS-FUNDS (1-888-473-8637).
Participants in a Participant-Directed Employee Benefit Plan: If you invest in the Fund in a participant-directed employee benefit plan through a financial intermediary, the minimum investment and account balance requirements will be different than those described in the section entitled “Summary of Other Important Fund Information” in this Prospectus, and you should contact your financial intermediary for this information. The policies and procedures of your financial intermediary, including minimum investments, may be different than those described herein. Your financial intermediary may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.
Transfer of Shares: Shareholders of record of the Institutional Class shares of the Fund may transfer their shares to another person or entity (a) which is otherwise eligible to purchase the Institutional Class shares of the Fund and (b) which is, or will become upon such transfer, a shareholder of record of the Institutional Class shares of the Fund on the books of the transfer agent of the Fund. Shareholders of record of the Investor Class shares may transfer their shares to another person or entity which is, or will become upon such transfer, a shareholder of record of the Investor Class shares of the Fund on the books of the transfer agent of the Fund.
Customer Identification
The Fund (or a shareholder service provider acting on the Fund’s behalf) seeks to obtain identification information for new accounts so that the identity of Fund investors can be verified consistent with regulatory requirements. The Fund may limit account activity until investor identification information can be verified. If the Fund is unable to obtain sufficient investor identification information such that the Fund may form a reasonable belief as to the true identity of an investor, the Fund may take further action including closing the account.
26 | GuideStone Funds Prospectus

Transactions with the Fund
The following transaction procedures do not apply to participant-directed employee benefit plans or accounts held through financial intermediaries. If you own shares of the Fund through one of the participant-directed employee benefit plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Fund through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions.
Method	Open an Account	Add to an Account
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722	Complete and sign the application. Mail it with your check made payable to GuideStone Funds. Your initial investment must meet the minimum amount.	Send in a check for the appropriate minimum amount (or more). Make your check payable to GuideStone Funds. Always provide your account name and number on the check or include the detachable slip from your confirmation statement.
By Telephone

1-888-GS-FUNDS (1-888-473-8637) Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.	If you already have an account and have authorized telephone transactions, you may call to open an account in another Fund in the Trust. You may direct us to deduct an amount from your previously authorized checking or savings account or to exchange shares from your existing Fund account into another Fund in the Trust, or you may send us a wire. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the Fund in the Trust must meet the minimum amount.	You may make investments by telephone (a minimum of $100 per established Fund) if you have previously authorized it. Once you call, we will deduct the dollar amount you designate from your previously authorized checking or savings account. If you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply.
By Wire

The Bank of New York Mellon
ABA#: 011001234
DDA#: 0000734306
FBO: Shareholder Name, Fund Number and Account Number

Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.	Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern Time for same day processing.

Please call 1-888-GS-FUNDS (1-888-473-8637) for the account number to include on the wire.

You must send a completed application by overnight delivery in advance of the wire to:
GuideStone Funds
(Designate the Fund)
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
	Westborough, MA 01581-1722	Call 1-888-GS-FUNDS (1-888-473-8637) to notify us of the wire. Call your bank with the wire instructions shown to the left. The wire must be received by 4:00 p.m. Eastern Time for same day processing.
GuideStone Funds Prospectus | 27

Method	Open an Account	Add to an Account
Online GuideStoneFunds.com Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.	If you do not have an existing account, you may open an account through our website or download an application from our website and forward your signed application to:
GuideStone Funds
P.O. Box 9834
Providence, RI 02940-9886

	Existing shareholders may open an account in another Fund through our website. You may instruct us to deduct an amount from your previously authorized checking account or to exchange shares from your existing Fund account into another Fund in the Trust. (For exchanges, the names and addresses on the accounts must be identical.) Your initial investment in the Fund must meet the minimum amount.	You may make additional investments online if you have previously authorized it. Once you place your order through our website, we will deduct the dollar amount you designate from your previously authorized checking or savings account.
Automatic Transaction Plans

For each type of automatic transaction plan, you must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).	Not applicable.	Automatic Investment Plan:
You may authorize automatic monthly or quarterly investments in a constant dollar amount (a minimum of $100 per established Fund). We will withdraw the designated dollar amount from your checking account on the 5th or 20th day (whichever you designate) of the month beginning in the month you designate. We will invest it into the Fund that you have designated. If the 5th or the 20th of the month does not fall on a business day, we will withdraw the designated dollar amount on the following business day. If you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply.
28 | GuideStone Funds Prospectus

The following transaction procedures do not apply to participant-directed employee benefit plans or accounts held through financial intermediaries. If you own shares of the Fund through one of the participant-directed employee benefit plans, you should consult your employer, your plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for proper instructions. If you own shares of the Fund through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions. See “Redemption of Shares” on page 32 for information about the timing of redemption proceeds.
Method	Redeem Shares	Exchange Shares
By Mail GuideStone Funds P.O. Box 9834 Providence, RI 02940-9886 Overnight Delivery: GuideStone Funds c/o BNY Mellon Investment Servicing (US) Inc. 4400 Computer Drive Westborough, MA 01581-1722	Send a letter of instruction that includes:

• The Fund name, your account number, the name of each owner (exactly as they appear on the account) and the dollar amount you wish to redeem.

• Include all genuine signatures (exactly as they appear on the account) and any documents that may be required (and a medallion signature guarantee, if required). See “Medallion Signature Guarantees.”	Send a letter of instruction that includes:

• Your account number, the name of each owner (exactly as they appear on the account), the dollar amount you wish to exchange (a minimum of $250 per established Fund) and the Fund into which the amount is being invested.

• Include all genuine signatures (exactly as they appear on the account) and any documents that may be required.
By Telephone

1-888-GS-FUNDS (1-888-473-8637) Your account will automatically have certain telephone privileges unless you designate otherwise on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). When you call, we may request personal identification and record your call.	You will receive your redemption payment in the form you previously authorized: check, deposit to your bank account or wire transfer (for wire transfers, a $10 fee may be charged).

If you have previously authorized telephone redemptions, you may redeem shares by calling us ($25,000 per Fund with a limit of $50,000 in the aggregate). (IRAs only: You must make all requests for redemptions in writing. Please call 1-888-GS-FUNDS (1-888-473-8637) to request a form.)

If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. Shares purchased by ACH may be subject to a 60-day waiting period during which such shares may only be redeemed by ACH to the same bank account from which the funds were initially withdrawn.	The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.

If you have previously authorized telephone exchanges, you may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) over the telephone. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.
By Wire Note: Your bank may charge you a fee for handling a wire transaction. The Trust and its transfer agent are not responsible for the efficiency of the federal wire system or your bank.	You may redeem shares by contacting us by mail or by telephone and instructing us to wire your proceeds to your bank ($10,000 minimum). (Follow the instructions in this table for how to Redeem Shares: By Mail, By Telephone or Online.) Wire redemptions can be made only if you have previously authorized it on an authorization form (including attaching a voided check from the account where proceeds are to be wired), available upon request by calling 1-888-GS-FUNDS (1-888-473-8637). A $10 fee may be charged for wire transfers.	Not applicable.
GuideStone Funds Prospectus | 29

Method	Redeem Shares	Exchange Shares
Online GuideStoneFunds.com Register through our website. You can then establish a personal identification number (“PIN”) on our website that will enable you to make transactions with the Funds online.	You may redeem shares through our website. You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.

	If you have changed your address, there is a 10-day waiting period before a withdrawal can be made by check. Shares purchased by ACH may be subject to a 60-day waiting period during which such shares may only be redeemed by ACH to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.	You may exchange shares for shares of another Fund in the Trust (a minimum of $250 per established Fund) through our website. The names and addresses on the accounts must be identical. Shares will be exchanged into the same class.
Automatic Transaction Plans You must complete the appropriate section on your initial application or complete an authorization form, available upon request by calling 1-888-GS-FUNDS (1-888-473-8637).	Systematic Withdrawal Plan:
You may specify a percent of your account or a dollar amount (a minimum of $250 per established Fund) to be withdrawn monthly, quarterly or annually on the 25th of the month beginning on the month you designate. If the 25th does not fall on a business day, we will process the withdrawal on the previous business day. We reserve the right to charge you for each withdrawal. At the time you authorize the withdrawal plan, you must have a minimum account balance of $5,000. You must have all dividends and other distributions reinvested. We will continue the withdrawals until your shares are gone or you cancel the plan. You may cancel or change your plan or redeem all your shares at any time.

	You will receive your redemption payment in the form you previously authorized: check or deposit to your bank account.	Not Applicable.
30 | GuideStone Funds Prospectus

More Shareholder Information
How Share Price is Calculated
The Northern Trust Company normally determines the NAV per share of each class of the Fund as of the close of regular trading on the New York Stock Exchange (“NYSE”), which is generally 4:00 p.m. Eastern Time on each day that the NYSE is open for trading (“Business Day”). The price at which a purchase or redemption is effected is based on the next calculation of NAV after the order is placed. The NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The NAV for a class of shares of the Fund is determined by adding the pro rata portion of the total value of the Fund’s investments, cash and other assets attributable to that class, deducting the pro rata portion of the Fund’s liabilities attributable to that class and the liabilities directly attributable to that class, and then dividing that value by the total number of shares of the class outstanding. Since the NAV for the Fund is calculated separately by class, and since each class has its own expenses, the per share NAV of the Fund will vary by class.
What is the Net Asset Value or “NAV”?
NAV =	Assets – Liabilities
Outstanding Shares
The Fund generally values its assets based upon official closing prices, market quotations or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated. Assets that are denominated in foreign currencies are valued daily in U.S. dollars at the current foreign currency exchange rates. In certain cases, events that occur after certain markets have closed may render prices unreliable. Such events may include circumstances in which the value of the U.S. markets changes by a percentage deemed significant. When the Fund believes a market price does not reflect a security’s true value, the Fund may substitute a fair value estimate through procedures established by, or under the direction of, the Board of Trustees. The Fund may also use these procedures to value securities that do not have a readily available current market value. Using fair value methods to price securities may result in a value that is different from the prices used by other mutual funds to calculate their NAVs. The Fund is subject to the risk that it has valued certain of its securities at a higher price than it can sell them.
The Fund may include portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price their shares. The NAV for shares of the Fund may change on days when an investor will not be able to purchase or redeem shares.
Investments by the Fund in other companies are valued based upon the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses).
Purchase of Shares
Fund shares are sold at NAV without a front-end sales load or a back-end sales load. Orders for the purchase of shares received in good order and accepted by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s closing share price for the Fund, provided that (1) the transfer agent receives payment as of the close of regular trading on the same Business Day; or (2) the requests are placed by a financial intermediary that has entered into a servicing agreement and payment in federal funds or other immediately available funds is received by the transfer agent by the close of the same Business Day or on the next Business Day, depending on the terms of the servicing agreement. Purchase requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.
Your purchase will be made in full and fractional shares calculated to three decimal places. Certificates for shares are not issued. If your purchase order fails to designate a Fund, the purchase will be invested in the GuideStone Funds Money Market Fund.
GuideStone Funds Prospectus | 31

The Fund reserves the right to suspend the offering of shares or to limit or reject any purchase or exchange order at any time, without notice. The Fund also reserves the right to waive or change investment minimums at any time, without notice. The Fund also reserves the right to redeem shares in any account and return the proceeds to the investor. These actions may be taken when, in the sole discretion of the Fund’s management, they are deemed to be in the best interest of the Fund. The Fund will not accept any third party or foreign checks.
In accordance with the Trust’s Trust Instrument, Guidestone Financial Resources will, at all times, directly or indirectly, own, control or hold with power to vote of at least 60% of the outstanding shares of the Trust. The Trust shall refuse to accept any investment in any fund of the Trust, if, after such investment, Guidestone Financial Resources would not own, control or hold with power to vote at least 60% of the outstanding shares of the Trust.
Redemption of Shares
Requests for the redemption of some or all of your shares received in good order by the transfer agent or other authorized intermediary as of the close of regular trading on any Business Day will be executed the day they are received by either the transfer agent or other authorized intermediary, at the day’s closing share price for the Fund. Redemption requests received in good order by the transfer agent or other authorized intermediary on a non-Business Day or after the close of regular trading on a Business Day will be executed on the next Business Day, at that day’s closing share price for the Fund, provided that payment is made as noted previously. A fee may be assessed if you transact through a financial intermediary, broker or agent.
A redemption of the Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a Tax-Advantaged Account.
Redemption proceeds normally are wired or mailed within one business day after receiving timely request in proper form, but it may take up to seven days to make payment. Please see the “Redeem Shares” column in the “Transactions with the Fund” section, beginning on page 29, for the specific requirements per method for redeeming Fund shares. Depending upon the method of payment, the timing of when a shareholder will receive redemption proceeds can differ. Delivery of proceeds from shares purchased by check or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to 10 days. The Fund typically expects to meet redemption requests by paying out available cash or proceeds from selling portfolio holdings, which may include cash equivalent portfolio holdings. In stressed market conditions and other appropriate circumstances, redemption methods may include borrowing funds, utilizing its line of credit or redeeming in kind. The Fund may stop selling its shares and postpone redemption payments at times (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund’s investments or determination of its NAV is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund’s shareholders.
Redemption proceeds will only be sent in the form that you previously authorized. If you have authorized payment by check, the check will be sent to the shareholder and address of record.
Request In Good Order
All purchase, exchange and redemption requests must be received by the Fund or its transfer agent in good order. Requests in good order must include the following documents: (1) a letter of instruction, if required, signed by all registered owners of the shares in the exact names in which they are registered; (2) any required medallion signature guarantees (see the section entitled “Medallion Signature Guarantees” in this Prospectus); and (3) other supporting legal documents, if required, in the case of estates, trusts, guardianships, custodianships and other legal entities. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.
Written redemption requests also must include the Fund name, your account number and the dollar amount of the transaction. Purchase orders are not in good order until the Fund’s transfer agent has received payment in federal funds.
If you are investing through an employee benefit plan, your employer, plan administrator or GuideStone Financial Resources, each has its own procedures for transmitting transaction orders and payments to the Fund’s transfer agent on a timely basis and in good order. These procedures may require additional days to process contributions, withdrawals and other transactions, to the extent permitted by law.
32 | GuideStone Funds Prospectus

Medallion Signature Guarantees
To protect shareholder accounts, the Fund and the transfer agent from fraud, medallion signature guarantees are required in certain cases. This enables the Fund to verify the identity of the person who has authorized a redemption from an account. A medallion signature guarantee will be required for any of the following:
For IRA and GuideStone Investment Accounts:
•	Any written redemption request for $50,000 or more.
•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.
•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type) from originating accounts that have an account balance of $50,000 or more.
For Institutional Accounts:
•	Any written redemption request for $250,000 or more.
•	Redemptions where the proceeds are to be sent to someone other than the registered shareholder(s) and the registered address.
•	Transfers into an account with a different registration (including a different name, address, taxpayer identification number or account type) from originating accounts that have an account balance of $250,000 or more.
A notary public does not qualify as a medallion signature guarantee. You may obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other participating financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. You may call 1-888-GS-FUNDS (1-888-473-8637) for further details.
The Adviser reserves the right to waive the medallion signature guarantee requirement, provided it has obtained sufficient evidence to grant the waiver. Clients of an affiliate of the Fund may not be subject to the medallion signature guarantee requirement.
Redeeming Recently Purchased Shares
If you are redeeming shares that you recently purchased by check, the Fund may delay sending your redemption proceeds until your check has cleared. This may take up to 15 calendar days after your check is received. To avoid this delay, pay for your shares by federal funds wire transfer.
If you are redeeming shares that you recently purchased by ACH, those shares may be subject to a 60-day waiting period during which such shares may only be redeemed by ACH to the same bank account from which the funds were initially withdrawn. Such shares may not be redeemed online during the 60-day waiting period.
No Right to Redeem in Kind
The Fund will only pay your redemption proceeds in cash. None of your redemption proceeds may be received in securities rather than cash.
Account Statements
Each shareholder’s transactions in Fund shares will be reflected in a quarterly statement, except organizations that directly invest in an Institutional Class Account which receive monthly statements. If your Fund shares are held by a nominee or employee benefit plan, the nominee or employee benefit plan decides whether the statement will be sent to you and the frequency of those accounts statements, if applicable.
GuideStone Funds Prospectus | 33

Exchanging Shares
What is an exchange?
An exchange of shares of one fund of the Trust for shares of another fund of the Trust is really two transactions — a redemption of shares of one fund and the purchase of shares of another fund. In general, the same policies that apply to purchases and redemptions apply to exchanges. An exchange also has the same tax consequences as an ordinary redemption.
An exchange of the Fund’s shares is a taxable transaction on which you may recognize a gain or loss, unless you held the shares through a Tax-Advantaged Account.
If you invest through an employee benefit plan, you may exchange shares of one fund of the Trust for shares in one or more of the other funds of the Trust provided exchanges are permitted under the employee benefit plan. Contact your employer, plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for more information.
If you invest in shares of the Fund through a financial intermediary, please contact your salesperson or financial intermediary for proper instructions to conduct an exchange. A fee may be assessed if you transact through a financial intermediary, broker or agent.
Frequent Purchases and Redemptions
Frequent purchases and redemptions of Fund shares by short-term traders present risks for other shareholders of the Fund, including, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund and increased brokerage and administrative costs. Market timing strategies often involve frequent purchases and sales of fund shares. For these reasons, among others, the Board of Trustees have adopted policies and procedures to discourage frequent purchases and redemptions of Fund shares by shareholders. Pursuant to these policies, the Fund does not accommodate frequent purchases and redemptions of Fund shares by shareholders. The Fund does not have any arrangements with any person to permit frequent purchases and redemptions. The Fund implements the following procedures to deter frequent purchases and redemptions of Fund shares by shareholders.
The term “Round Trip” as used herein means a purchase or exchange into the Fund followed or preceded by a redemption or exchange out of the Fund. Fund shareholders may transact one Round Trip in the Fund in any rolling 90 day period. If a Fund shareholder completes two Round Trips in any fund of the Trust, including the Fund, within any rolling 90 day period through one or more accounts (a “Violation”), that Fund shareholder has violated the policy adopted by the Board of Trustees with respect to frequent purchases and redemptions. For purposes of this policy, the Fund may consider trading activity in multiple accounts under common control, influence or ownership together to the extent they can be identified.
When a first Violation is detected, a warning will be issued to the Fund shareholder by mail, email or any other written means. This warning will inform the shareholder that he or she has violated the Trust’s frequent purchases and redemptions policy and will demand that the shareholder cease transacting Round Trips in the Fund within 90 days. If, during the 180 day period after a warning has been issued, the Fund detects another Round Trip completed by the Fund shareholder within a rolling 90 day period, the Trust will restrict purchase or exchange orders into the Fund by the shareholder for a period of one year. Notification of the restriction(s) will be issued to the Fund shareholder by mail, email or any other written means. This notification will refer to the earlier warning issued, detail the terms of the restriction(s) and demand that the Fund shareholder cease transacting Round Trips in the Fund within 90 days, or else the Fund shareholder risks being permanently prohibited from making further purchases or exchanges into the Fund. If, during the one year period that the Fund shareholder is restricted from purchasing or exchanging into one or more funds of the Trust, which may include the Fund, the Fund detects another Round Trip completed by the shareholder within a rolling 90 day period, the Fund will restrict purchase or exchange orders into the Fund by the shareholder permanently. A Fund shareholder that has been permanently restricted from purchasing or exchanging into one or more funds of the Trust, which may include the Fund, pursuant to the Trust’s frequent purchases and redemptions policy will be allowed to apply for re-entry after two years. A Fund shareholder applying for re-entry must provide assurances acceptable to the Trust that the shareholder will not engage in excessive trading activities in the future.
Exceptions. The following transaction types will not be considered Violations:
34 | GuideStone Funds Prospectus

•	Acquisitions of shares through the automatic reinvestment of dividends and other distributions;
•	Systematic purchases, exchanges and redemptions;
•	Redemptions of shares to return excess IRA contributions;
•	Certain transactions made within a retirement or employee benefit plan, such as payroll or employer contributions, rollovers, minimum required distributions, loans and loan repayments, hardship withdrawals, plan terminations or other transactions that are initiated by a party other than the plan participant;
•	Transactions initiated by the Fund (e.g., for transactions due to a failure to meet applicable account minimums, trade corrections, share class conversions, mergers or liquidations); or
•	Transactions in shares of the GuideStone Funds Money Market Fund.
The following transaction types generally will not be considered Violations; however, these are subject to monitoring by the Trust and may be subject to restrictions if deemed likely to be detrimental to the Fund:
•	Transactions made by model-based discretionary advisory accounts (including GuideStone Personal Advisory Services offered by GuideStone Advisors, LLC, an affiliate of the Fund and the Adviser; or
•	Transactions made by funds that invest in the Fund as part of an asset reallocation in accordance with their investment policies or in response to Fund inflows and outflows.
The Trust may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time.
The Trust may waive the provisions of the foregoing with respect to any transaction if it is determined that no harm has or would occur to the Fund or its shareholders, and that the interests of the Fund or its shareholders have not and would not be subordinated to those of the Adviser or any of its affiliates. In making such a determination, the Trust may consider various factors, such as the amount, frequency and nature of trading activity. In determining whether a transaction is unlikely to be detrimental to the Fund, the Trust’s officers will be required to make judgments that are inherently subjective and will depend on the specific facts and circumstances reasonably available to them. Such determinations will be made in a manner believed to be in the best interests of the Fund’s shareholders.
Accounts Held at Financial Intermediaries. Fund shares may be held through an account carried by a financial intermediary with the Trust’s transfer agent in which the transactions of two or more persons are combined and carried in the name of the financial intermediary, rather than designated separately (an “omnibus account”). The identity of individual investors whose purchase and redemption orders are aggregated through such omnibus accounts cannot ordinarily be tracked by the Trust on a regular basis. These financial intermediaries may not have the capability or may not be willing to apply the Trust’s policies and procedures with respect to frequent purchases and redemptions. Although the Trust reviews trading activity at the omnibus account level for activity that indicates potential market timing or excessive trading activity, the Trust typically will not request or receive individual account data unless suspicious trading activity is identified. The Trust generally relies on financial intermediaries to monitor trading activity in omnibus accounts in good faith in accordance with their own policies or these policies and procedures.
If you own shares of the Fund through a financial intermediary, the frequent trading policy for that financial intermediary may be more or less restrictive than that described herein. Please contact your financial intermediary representative for more information on its frequent trading policy.
Rights Reserved. The Fund reserves the right to reject any purchase order, terminate the exchange privilege or liquidate the account of any shareholder that the Trust determines has engaged in frequent trading or market timing, regardless of whether the shareholder’s activity violates these policies and procedures. Additionally, the Fund may, in its sole discretion, reject any purchase or exchange into the Fund from any individual(s) or institution(s) whose trading activity could disrupt the management of the Fund or dilute the value of the Fund’s shares. Such Fund shareholders may be barred from future purchases of the Fund or other series of the Trust. Nothing herein shall be construed as to limit or restrict the Fund’s right to reject a purchase or exchange request for any reason.
GuideStone Funds Prospectus | 35

Telephone and Online Transactions
The Fund reserves the right to refuse a telephone redemption or online redemption request if the requester is unable to provide information, such as the: (1) account number, (2) name and address exactly as registered with us, or (3) the primary social security or other taxpayer identification number.
We are not responsible for any account losses due to fraud, so long as we have taken reasonable steps to verify the identity of the person making a telephone or online request. If you are invested other than through an employee benefit plan, your account will automatically have certain telephone privileges. If you invest through an IRA or GuideStone investment account, your account will automatically have certain telephone privileges. If you wish to remove the telephone redemption or online redemption option from your account, please notify us in writing. If you are redeeming shares you hold through an employee benefit plan or foundation, you may not have telephone or online privileges; contact your employer, your employee benefit plan administrator or GuideStone Financial Resources at 1-888-GS-FUNDS (1-888-473-8637) for information about how to redeem your shares.
The Fund reserves the right to terminate or limit the telephone or online redemption privilege at any time, without prior notice. If you experience difficulty reaching us by telephone or through our website, during periods of unusual market activity, contact us by regular or express mail.
You may also be asked to provide additional information in order for the Fund or its transfer agent to verify your identity in accordance with requirements under anti-money laundering regulations. Accounts may be restricted and/or closed, and the monies withheld, pending verification of this information or as otherwise required under these and other federal regulations. In addition, the Funds reserves the right to involuntarily redeem an account in the case of: (i) actual or suspected threatening conduct or actual or suspected fraudulent, illegal or suspicious activity by the account owner or any other individual associated with the account; or (ii) the failure of the account owner to provide information to the Fund related to opening the accounts. Your shares will be sold at the NAV calculated on the day the Fund or its transfer agent closes your Fund position.
Duplicate Mailing to Same Household
We try to eliminate duplicate mailings to the same household. If two Fund shareholders, excluding shareholders invested through an employee benefit plan, have the same last name and address, we send just one shareholder report, instead of two. If you prefer separate reports, notify us by mail or telephone.
Distributions
What is net investment income?
Net investment income generally consists of interest and dividends the Fund earns on its investments less accrued expenses.
The Fund declares and pays dividends from its net investment income annually. The Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions.
Distributions are payable to shareholders of record at the time they are declared. Shareholders of record include holders of shares being purchased, but exclude holders of shares being redeemed, on the record date. Your distributions will automatically be reinvested in additional Fund shares, unless you elect to receive your distributions in cash. You may not elect cash distributions for a Tax-Advantaged Account.
Financial Intermediaries
On behalf of the Trust, certain institutions acting as financial intermediaries may be authorized to accept purchase, redemption and exchange orders from their customers on behalf of the Fund. These authorized intermediaries also may designate other intermediaries to accept such orders, if approved on behalf of the Trust. The Fund will be deemed to have received an order when the order is accepted by the authorized intermediary, and the order will be priced at the Fund’s per share NAV next determined, provided that the authorized intermediary forwards the order (and payment for any purchase order) to the transfer agent on behalf of the Trust within agreed-upon time periods. If the order (or payment for any purchase order) is not received by the transfer agent within such time periods, the authorized intermediary may be liable for fees and losses and the transactions
36 | GuideStone Funds Prospectus

may be cancelled. For these and other support services, a fee may be received. For more information, see the section entitled “Shareholder Servicing Arrangements” in this Prospectus.
The Adviser also may provide compensation to certain dealers and other financial intermediaries, including affiliates of the Adviser, for marketing and distribution in connection with the Trust. The Adviser or its affiliates may also sponsor informational meetings, seminars and other similar programs designed to market the Trust. The amount of such compensation and payments may be made on a one-time and/or periodic basis, and may represent all or a portion of the annual fees earned by the Adviser (after adjustments). The additional compensation and payments will be paid by the Adviser or its affiliates and will not represent an additional expense to the Trust or its shareholders. Such payments may provide incentives for financial intermediaries to make shares of the Fund available to their customers and may allow the Fund greater access to such parties and their customers than would be the case if no payments were paid.
Investors purchasing shares of the Fund through a financial intermediary should read their account agreements with the financial intermediary carefully. A financial intermediary’s requirements may differ from those listed in this Prospectus. A financial intermediary may also impose account charges, such as asset allocation fees, account maintenance fees and other charges that will reduce the net return on an investment in the Fund. If an investor has agreed with a particular financial intermediary to maintain a minimum balance and the balance falls below this minimum, the investor may be required to redeem all or a portion of the investor’s investment in the Fund.
Portfolio Holdings
The Fund publishes on its website (GuideStoneFunds.com) complete portfolio holdings for the Fund as of the end of each fiscal quarter, subject to a 15 calendar-day lag between the date of the information and the date on which the information is disclosed. The Fund may however, at its discretion, publish these holdings earlier than 15 calendar days, if deemed necessary by the Fund. In addition, the Fund may publish on its website quarter-end portfolio characteristics data subject to a 15 calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website at least until the date on which the Fund files its next portfolio holdings report on Form N-CSR or Form N-PORT with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI and on the website at GuideStoneFunds.com.
Taxes
This section only summarizes some important federal income tax considerations that may affect your investment in the Fund. If you invest in the Fund through a Tax-Advantaged Account, special tax rules apply. You are urged to consult your tax adviser regarding the effects of an investment in the Fund on your tax situation.
Federal Income Tax. As long as the Fund meets the requirements for being treated as a “regulated investment company” under the Code, which the Fund intends to do, it pays no federal income tax on the net earnings and net realized gains it distributes to its shareholders. The Fund will notify you following the end of each calendar year of the amount of dividends and other distributions paid to you that year.
Dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss that you receive from the Fund generally are taxable to you as ordinary income, whether reinvested in additional Fund shares or received in cash, except that the Fund’s dividends attributable to its “qualified dividend income” (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions) and reported by the Fund as such generally will be subject to federal income tax for individual and certain other non-corporate shareholders who satisfy those restrictions with respect to their Fund shares at the rates for net capital gain (defined below) — a maximum of 15% (20% for a single shareholder with taxable income exceeding $441,450 or $496,600 for married persons filing jointly, which amounts apply for 2020 and will be adjusted for inflation annually thereafter). The Fund’s distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), whether reinvested in additional Fund shares or received in cash, are taxable to you as long-term capital gain, regardless of the length of time you have held your shares.
GuideStone Funds Prospectus | 37

Unless you invest through a Tax-Advantaged Account, you should be aware that if you purchase Fund shares shortly before the record date for any dividend or other distribution, you will pay the full price for the shares and will receive some portion of the price back as a taxable distribution. You can avoid this situation by waiting to invest until after the record date for the distribution.
A redemption or exchange of your Fund shares is a taxable event for you. Depending on the redemption price of the shares you redeem or exchange, you may have a taxable gain or loss on the transaction. You are responsible for any tax liability generated by your transactions. The exception, once again, is a Tax-Advantaged Account.
An individual is required to pay a 3.8% federal tax on the lesser of (1) the individual’s “net investment income,” which generally will include dividends and other distributions the Fund pays and gains recognized from the redemption or exchange of Fund shares, or (2) the excess of the individual’s “modified adjusted gross income” over $200,000 for single taxpayers ($250,000 for married persons filing jointly). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this provision may have on their investment in Fund shares.
Basis Reporting and Election. The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders basis and holding period information for redeemed Fund shares (including those redeemed as part of an exchange) purchased on or after January 1, 2012 (“Covered Shares”). The Fund will permit shareholders to elect from among several IRS-accepted basis determination methods, including average basis. In the absence of an election by a shareholder, the Fund will use the average basis method with respect to that shareholder’s Covered Shares. The basis determination method a shareholder elects may not be changed with respect to a redemption or exchange of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting rules apply to them.
Backup Withholding. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.
State and Local Income Taxes. You should consult a tax adviser concerning state and local tax laws, which may produce different consequences from those under the federal income tax law.
Additional Information
The Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Adviser, Sub-Advisers, custodian, transfer agent and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Fund that you should consider in deciding whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, nor should be read, to be or create an arrangement or contract between the Trust or the Fund and any investor, or to create any rights in a shareholder or other person other than any rights under federal or state law that may not be waived.
38 | GuideStone Funds Prospectus

Shareholder Servicing Arrangements
Shares of the Fund are sold without a front-end sales load or a back-end sales load on a continuous basis by Foreside Funds Distributors LLC, located at 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, Pennsylvania 19312 (the “Underwriter”). The Board of Trustees has adopted a separate Shareholder Service Plan for the Investor Class (“Service Plan”).
Under its Service Plan, the Investor Class is authorized to pay shareholder servicing fees of 0.25% of average daily net assets. Shareholder servicing fees are paid to parties that provide services to, and maintain records for, shareholders. The Fund may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources, GuideStone Resource Management, Inc. and/or unaffiliated service providers who provide these services to the Fund.
Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of shareholder fees.
What are service fees?
Service fees are deducted from fund assets to pay for services in connection with maintaining shareholder accounts.
GuideStone Funds Prospectus | 39

Financial Highlights
There are no financial highlights for the Fund because it commenced operations on or after the date of this Prospectus.
40 | GuideStone Funds Prospectus

Glossary
30-Day SEC Yield — A standardized measure of yield for a mutual fund. The calculation is based on a 30-day period ending on the last day of the previous month. It is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period.
Acquired Fund Fees and Expenses — Fees and expenses attributable to any company in which a mutual fund invests or has invested during the relevant fiscal period that (a) is an investment company or (b) would be an investment company under Section 3(a) of the 1940 Act, as amended. In the event the fees and expenses incurred indirectly by a mutual fund as a result of investment in shares of one or more acquired funds do not exceed 0.01% of the average net assets of that mutual fund, the mutual fund may include these fees and expenses under the sub-caption “Other expenses” in the mutual fund’s fee table. Total annual fund operating expenses reflected in a mutual fund’s fee table may not correlate to the ratio of expenses to average net assets reported in a mutual fund’s financial highlights table, which reflects the operating expenses of a mutual fund and does not include Acquired Fund Fees and Expenses.
Active Management — A style of investment management where the portfolio manager actively makes investment decisions and initiates buying and selling of securities in an effort to maximize return. It is the opposite of passive management, where the portfolio manager oversees a static portfolio structured to match the performance of a selected part of the market or index.
American Depositary Receipt (“ADR”) — Receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars and are publicly traded on exchanges or over-the-counter markets in the U.S.
Annualize — To convert to an annual basis. The expression of a rate of return over periods other than one year converted to annual terms. For example, a cumulative return of 21% over two years would convert into an annualized return of 10% per annum, even though each annual return may have looked nothing like 10%. For example, if an investment earned -2% in year one and 23.5% in year two, the compound annual return would be 10%.
Asset-Backed Securities — Securities backed by mortgages, installment contracts, credit card receivables or other financial assets. These securities represent interest in “pools” of assets in which payments of both interest and principal on the securities are made periodically.
Average Maturity — The average length of time on which the principal of a bond in a bond fund must be repaid.
Basis Point — One basis point is 0.01%, or 1/100 of a percentage point. Thus 100 basis points equal 1% percent.
Below-Investment Grade Bond (High Yield or Junk Bonds) — A bond that has a credit rating of BB category or lower and that pays a higher yield to compensate for the greater credit risk.
Benchmark — Any basis of measurement, such as an index, that is used by an investment manager as a yardstick to assess the risk and performance of a portfolio. For example, the S&P 500® Index is a commonly used benchmark for U.S. large-cap equity portfolios.
Capital Gain/Loss — A realized gain or loss calculated at the time of sale or maturity of any capital asset. Refers to the profit or loss attributable to the difference between the purchase and sale price.
Commercial Paper — The security is a short-term, unsecured promissory note issued in the public market as an obligation of the issuing entity. The maturity of commercial paper is typically less than 270 days.
Commodities — Commodities are raw materials or agricultural products such as sugar, corn, gold or oil, among many others. Commodities may be grouped into different classifications for regulatory purposes, such as energy, agricultural (including livestock), precious metals, industrial metals, among many others. Additionally, a commodity is all services, rights, and interests in which contracts for future delivery are presently or in the future dealt in, such as financial instruments. Investments in the commodities markets can include direct physical trading in the form of spot transactions and derivatives trading in the form of futures and options on futures.
GuideStone Funds Prospectus | 41

Concentration Risk — Risk associated with a relatively high exposure to a certain security position, sector, industry and/or country.
Correlation — The statistical measure which indicates the tendency of two variables moving together.
Credit Quality — A measure that reflects the rating assigned by S&P Global Ratings, Moody’s Investors Service, Inc. or Fitch, Inc./Fitch Ratings Ltd. to fixed income securities. It rates the issuing entity’s capacity to meet the repayment terms of the security. Bonds issued and backed by the federal government are of the highest quality and are considered superior to bonds rated AAA category, which is the highest possible rating a corporate bond can receive. Investment quality ratings include AAA category, AA category, A category, and BBB category. Bonds rated BB category or lower are considered high yield or junk bonds.
Credit Ratings — See Credit Quality.
Credit Risk — A risk that an issuer may default on its securities causing a loss to the debt holder.
Currency Exchange Rate — A quotation used to indicate the value of a foreign currency relative to one unit of local currency.
Currency Risk — Foreign investments bear the risk of the local market and the foreign exchange rate. Risk associated with exposure to a certain currency that declines in value. Changes in currency exchange rates relative to the U.S. dollar may negatively affect the value of foreign investments.
Current Income — Money that is received on an ongoing basis from investments in the form of dividends, interest, rents or other income sources.
Default Risk — Risk that an issuer will be unable to timely meet interest and principal payments.
Deflation — Deflation is a decrease in the general price level of goods and services. Deflation may be caused by a reduction in the supply of money or credit, or by a decrease in government, personal or investment spending.
Developed Markets — Financial markets in countries with developed economies. Examples include, but are not limited to, the United States, United Kingdom, Germany, France and Japan.
Dividend — Earnings distributed to shareholders. Mutual fund dividends are paid out of income from a fund’s investments.
Dividend Yield — Yield is determined by dividing the amount of annual dividends per share by the current market price per share of stock.
Downgraded — The act of lowering the credit rating of a fixed income instrument.
Effective Duration — A calculation that measures the price sensitivity of a bond or a bond fund to changes in interest rates taking into account embedded options and floating interest rates.
Emerging Markets — Financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, Russia and Asia (excluding Japan). Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.
Equity — Represents ownership interest possessed by shareholders in a corporation. Synonymous with stock.
Exchange-Traded Funds (“ETFs”) — ETFs are open-end investment companies (or unit investment trusts) whose shares are listed for trading on a national securities exchange or the NASDAQ National Market System.
Expense Ratio — Expressed as a percentage, provides the investor the total cost for fund operating expenses and management fees.
42 | GuideStone Funds Prospectus

Federal Deposit Insurance Corporation (FDIC) — Federal agency established in 1933 that guarantees (within limits) funds on deposit in member banks and thrift institutions and performs other functions to facilitate mergers or prevent failures.
Fixed Income Securities — A security that pays a fixed-rate of return. Usually refers to government, corporate or municipal bonds, which pay a fixed-rate of interest until the bonds mature, and to preferred stock, paying a fixed dividend.
Foreign Issuers — Securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk.
Forward Contracts — A privately negotiated contract permitting the holder to purchase or sell a specified amount of a financial instrument or foreign currency on a predetermined future date at a predetermined price.
Frontier Markets — A subset of emerging market countries that are investable but may have lower market capitalization and liquidity and may be more politically unstable than the more developed emerging markets.
Futures Contracts — A standardized agreement to buy or sell a specified amount of a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, or good at a particular price on a stipulated future date. The price is established on an organized exchange and the potential gain/loss is realized each day (marking to market). Interest rate futures contracts are a type of financial futures contract that calls for the future delivery of U.S. government securities or index-based futures contracts. The value of interest rate futures contracts changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.
Global Depositary Receipt (“GDR”) — Receipt for shares in a foreign based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the U.S. and Latin America to offer shares in many markets around the world.
Hedging — The practice of undertaking one investment activity in order to protect against losses in another.
Illiquid Securities — A security that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
Impact Investing — An investment approach intentionally seeking to have a positive, measurable social impact alongside financial returns.
Indirect Fees and Expenses — Fees and expenses borne indirectly by a mutual fund shareholder through his/her investment in a mutual fund that owns acquired funds.
Inflation — The rate at which the general level of prices for goods and services rises, and correspondingly, purchasing power falls.
Inflation-Protected Bonds — Fixed income instruments whose principal and/or interest is adjusted periodically for inflation. Inflation-protected bonds are also known as inflation-indexed bonds.
Interest — Cost of using money, expressed as a rate per period of time, usually one year, in which case it is called an annual rate of interest.
Interest Rate Floors and Caps — The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate.
Interest Rate Risk — Risk that changes in interest rates will adversely affect the value of an investor’s securities portfolio. When interest rates rise, the market value of fixed income contracts (such as bonds) declines. Similarly, when interest rates decline, the market value of fixed income contracts increases.
GuideStone Funds Prospectus | 43

International Equity Securities — Investments in non-U.S. stocks or equity securities.
Investment Grade Bond — See Credit Quality.
Maturity — The date at which a debt instrument is due and payable.
Micro-Cap Companies — Micro-cap companies have market capitalizations that are less than those of small capitalization companies and may involve greater risk and be more volatile and less liquid than an investment in a larger company. Micro-cap companies generally are more sensitive to adverse business and economic conditions than larger, more established companies. Micro-cap companies may have limited financial resources, management experience and market diversification.
Money Market Instruments — Such instruments include high quality, short-term debt instruments. Among other quality requirements, a money market instrument must mature in 397 days or less.
Natural Resources — Natural resources are materials that are derived from the environment. Natural resources generally include, but are not limited to: energy (such as oil and other fossil fuels), alternative energy (such as uranium, coal, hydrogen, wind, solar and fuel cells), industrial products (such as building materials, cement, packaging, chemicals, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint and tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum and diamonds), and agricultural products (grains and other foods, seeds, fertilizers and water).
Net Asset Value (“NAV”) — The market value of a fund share. For the Fund, this value is net of all expenses. The NAV of the Fund is calculated after the close of the exchanges and markets each day by taking the closing market value of all securities owned plus all other assets such as cash, subtracting liabilities, then dividing the result (total net assets) by the total number of shares outstanding.
Options — An instrument that provides for an investor to initiate a purchase and/or sell transaction. An owner of a call (put) option has the right to purchase (sell) the underlying security at a specified price, and this right lasts until a specified date. There are several different types of options, which may include interest rate options, yield curve options and options on mortgage-backed securities. Interest rate options are a type of option that provides the owner the right to purchase or sell U.S. government securities or index-based options. Yield curve options and options on stock indexes provide the holder with the right to make or receive a cash settlement upon exercise of the option. Options on mortgage-backed securities entitle the holder to purchase or sell mortgage-backed securities, which are fixed income investments that generate interest revenue through pools of home loan mortgages.
Passive Management — A style of investment management that seeks to attain performance equal to the market or a particular index. In pure index funds, no judgments are made about future market movements, although more sophisticated managers usually offer tilted portfolios.
Political Risk — Risk associated with uncertain political environments when investing in foreign securities. Political risks tend to be greater in emerging markets relative to developed markets.
Prepayment Risk — Prepayment is the activity of repaying principal prior to its stated maturity date. Prepayments of certain fixed income securities, such as mortgage-backed securities, are subject to prepayment risk. Prepayments generally increase when interest rates fall, resulting in a risk that principal is reinvested at lower interest rates.
Price-to-Book (“P/B”) Ratio — The weighted average of the P/B ratios of all the stocks in a fund’s portfolio. Generally, a high P/B ratio indicates the price of the stock exceeds the actual worth of the company’s assets, while a low P/B ratio indicates the stock is relatively cheap.
Price-to-earnings (“P/E”) Ratio — A stock’s market price divided by its current or estimated future earnings per share. A fundamental measure of the attractiveness of a particular security versus all other securities as determined by the investing public. The higher the P/E, the more investors are paying, and therefore the more earnings growth they are expecting. The lower the ratio relative to the average of the stock market, the lower the (market’s) profit growth expectations.
44 | GuideStone Funds Prospectus

Principal — Face amount of a debt instrument on which interest is either owed or earned.
Real Estate Investment Trust (“REIT”) — A REIT is a pooled investment vehicle that invests primarily in income-producing real estate or real estate related loans or interests. REITs are not subject to federal income tax on net income and net realized gains that are distributed to shareholders, provided they comply with certain requirements of the Code.
REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property, derive their income primarily from rents and can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.
Real Return — An inflation-adjusted return, that is total return reduced by the expected impact of inflation. It is the return that when compounded with inflation gives the nominal return for the same security.
Record Date — Date on which a shareholder must officially own shares in order to be entitled to a dividend.
Securities Lending — A program of lending eligible securities from the portfolios to approved borrowers in return for a fee.
Select Funds — GuideStone Funds that directly invest in different types of fixed income securities, equity securities or other investments to meet their respective investment objectives. Sixteen (eight equity, four bond, one real assets, two alternative or specialty and one money market) separate Select Funds are offered through GuideStone Funds. The majority of the Select Funds use a multi-manager approach by combining different investment management firms (Sub-Advisers) within a single Select Fund.
Standard Deviation — A statistical measurement of distribution around an average, which depicts how widely returns varied over a certain period of time. Investors use the standard deviation of historical performance to try to predict the most likely range of returns. When a fund has a high standard deviation, the predicted range of performance is wide, implying greater volatility.
Swap Agreements — An agreement between two or more parties to exchange sets of cash flows over a period in the future. Basic types of swaps are interest rate swaps, credit default swaps, currency swaps and total return swaps. Interest rate swaps involve the exchange by a fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. A credit default swap is a type of insurance against default by an issuer where the owner of the protection pays an annual premium to the seller of the protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. Currency swaps involve the exchange of the rights of a fund and another party to make or receive payments in specific currencies. In a total return swap, one party makes payments based on a set rate, while the other party makes payments based on the return of an underlying asset, e.g. on equity or bond index.
Swaption — An option to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption.
Total Return — Return on an investment including both appreciation/(depreciation) and interest or dividends.
Transfer Agent — The agent that processes and records purchases and sales of Fund shares for all classes. BNY Mellon Investment Servicing (US) Inc. serves as the transfer agent for the Funds.
Turnover — Statistical ratio measuring the amount of transactions within a portfolio over a given time period.
U.S. Securities and Exchange Commission (“SEC”) — An independent federal government agency created by an act of Congress, entitled the “Securities Exchange Act of 1934,” as the regulator of the securities markets. The SEC is responsible for protecting investors, maintaining fair and orderly functioning of the securities markets, and facilitating capital formation. The SEC may bring civil actions against alleged violators of federal securities laws and regulations, either in federal court or before an administrative judge.
GuideStone Funds Prospectus | 45

Weighted Average Market Cap — The weighted average is computed by weighing each company’s market capitalization by the market value of the securities in the fund. Market capitalization is found by multiplying the number of outstanding shares of stock for a company by the current market price of those shares.
Yield Curve — A visual representation of the term structure of interest rates by plotting the yields of all bonds of the same quality within maturities ranging from the shortest to the longest available. It shows the relationship between bond yields and maturity lengths. A normal or positive yield curve signifies higher interest rates for long-term investment, while a negative or downward curve indicates higher short-term rates.
Yield Spreads — A difference in yield between various issues of securities.
Yield to Maturity — The yield provided by a bond that is held to its maturity date, taking into account both interest payments and realized capital gains or losses.
46 | GuideStone Funds Prospectus

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For More Information

You can learn more about the Fund by requesting the following free documents:
Statement of Additional Information (“SAI”): Provides additional information about the Fund’s policies, investment restrictions, risks and business structure. The SAI is incorporated by reference into this Prospectus (i.e., is legally considered a part of this Prospectus).
Annual/Semi-Annual Reports to Shareholders: Contains performance data and information on portfolio holdings for the last completed fiscal year or half year. The Annual Report also contains the auditor’s report and a discussion by management of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.
If you have questions, need information about your account or would like to request these free documents, contact your employer, your plan administrator or GuideStone® by phone at 1-888-GS-FUNDS (1-888-473-8637) from 7 a.m. to 6 p.m. CST, Monday through Friday or by mail at:
GuideStone Funds
5005 Lyndon B. Johnson Freeway, Suite 2200
Dallas, TX 75244-6152
Visit our website at GuideStoneFunds.com to access the Prospectus, SAI and Annual/Semi-Annual Reports to Shareholders.
You may also get free copies by:
•	Accessing them on the EDGAR Database on the SEC’s website — http://www.sec.gov.
•	Requesting copies (you will be charged a duplicating fee) via electronic request by emailing publicinfo@sec.gov.

811-10263	© 2020 GuideStone Funds®	2318

STATEMENT OF ADDITIONAL INFORMATION (SAI)
	INSTITUTIONAL	INVESTOR
SELECT FUNDS
Global Impact Fund	[GGIYX]	[GGIZX]
[February 1, 2021]
The Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the current Prospectus for the Institutional Class and Investor Class of the Global Impact Fund dated [February 1, 2021], and as amended from time to time. You can obtain a free copy of the current Prospectus, Annual Report and Semi-Annual Report on our website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Statement of Additional Information	3

History of the Fund
GuideStone Funds (the “Trust”), formerly AB Funds Trust, is an open-end management investment company organized as a Delaware statutory trust on March 2, 2000. On September 13, 2005, AB Funds Trust changed its name to GuideStone Funds. The Trust has established series, including the Global Impact Fund (the “Fund”), which is described in this SAI. The Fund is a separate mutual fund with its own investment objective, strategies and risks.
Currently, there are two classes of shares issued by the Trust, the Institutional Class and Investor Class (each, a “Class” and together, the “Classes”). The Trust’s Board of Trustees (“Board” or “Board of Trustees”) may issue additional classes of shares or series at any time without prior approval of the shareholders.
Description of Investments and Risks
The following should be read in conjunction with the Fund Summary in the Fund’s Prospectus, specifically the sections entitled “Investment Objective,” “Principal Investment Strategies,” “Principal Investment Risks” and “Additional Information About Principal Strategies and Risks.” Unless otherwise defined in this SAI, the capitalized terms used herein have the respective meanings assigned to them in the Prospectus.
You should understand that all investments involve risk and that there can be no guarantee against loss resulting from an investment in the Fund. Unless otherwise indicated, all percentage limitations governing the investments of the Fund applies only at the time of a transaction.
GuideStone Capital Management, LLC (the “Adviser”) serves as the investment adviser to the Fund and is an affiliate of GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”). The Fund is a series of a diversified, open-end, management investment company as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Rather than making the day-to-day investment decisions for the Fund, the Adviser generally acts as a manager of managers and retains various investment management firms (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) to do so. The Adviser may make investments for the Fund in other registered funds, private funds and similar pooled investment vehicles. The Adviser may from time to time, elect to trade individual stocks, fixed income securities, third-party mutual funds or exchange-traded funds (“ETFs”) for the Fund in order to manage risk. The Sub-Advisers employ portfolio managers to make the day-to-day investment decisions regarding portfolio holdings of the Fund. The Sub-Advisers may invest in all the instruments or use all the investment techniques permitted by the Fund’s Prospectus and this SAI or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and restrictions.
The Fund does not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions. This policy may not be changed without a vote of a majority of the outstanding shares of the Trust.
Affiliated Persons. Instrument selection and the ability to engage in transactions with preferred counterparties or service provider is restricted by the 1940 Act's provisions related to transactions with Fund affiliates. An affiliated person of the Fund's sub-adviser is considered to be an affiliated person of the Fund, and as such, that sub-adviser cannot engage its affiliated person as a prime broker or over-the-counter (“OTC”) counterparty for the Fund. In addition, a counterparty's own affiliations and conflicts could restrict its ability to provide the Fund with desired products or services. For example, affiliates of investment banks may be unable to provide derivatives tied to the securities of companies that the investment bank is advising. This could result in strategy implementation using
4	GuideStone Funds

different instrument types or counterparties than what the sub-adviser would otherwise have used or might use for accounts that are not registered investment companies.
Asset-Backed Securities. The Fund may purchase asset-backed securities. Asset-backed securities represent direct or indirect participations in, or are secured by and payable from, pools of assets such as, among other things, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements, or a combination of the foregoing. These assets are securitized through the use of trusts and special purpose corporations. Credit enhancements, such as various forms of cash collateral accounts or letters of credit, may support payments of principal and interest on asset-backed securities. Although these securities may be supported by letters of credit or other credit enhancements, payment of interest and principal ultimately depends upon individuals paying the underlying loans, which may be affected adversely by general downturns in the economy.
Asset-backed securities are subject to the same risk of prepayment described with respect to mortgage-backed securities and to extension risk (the risk that an issuer of a security will make principal payments slower than anticipated by the investor, thus extending the securities’ duration). The risk that recovery on repossessed collateral might be unavailable or inadequate to support payments, however, is greater for asset-backed securities than for mortgage-backed securities.
Certificates for Automobile ReceivablesSM (“CARSSM”) represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing those contracts. Payments of principal and interest on the underlying contracts are passed through monthly to certificate holders and are guaranteed up to specified amounts by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. Underlying installment sales contracts are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders also may experience delays in payment or losses on CARSSM if the trust does not realize the full amounts due on underlying installment sales contracts because of unanticipated legal or administrative costs of enforcing the contracts; depreciation, damage, or loss of the vehicles securing the contracts; or other factors.
Credit card receivable securities are backed by receivables from revolving credit card agreements (“Accounts”). Credit balances on Accounts are generally paid down more rapidly than are automobile contracts. Most of the credit card receivable securities issued publicly to date have been pass-through certificates. In order to lengthen their maturity or duration, most such securities provide for a fixed period during which only interest payments on the underlying Accounts are passed through to the security holder; principal payments received on the Accounts are used to fund the transfer of additional credit card charges made on the Accounts to the pool of assets supporting the securities. Usually, the initial fixed period may be shortened if specified events occur which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. An issuer’s ability to extend the life of an issue of credit card receivable securities thus depends on the continued generation of principal amounts in the underlying Accounts and the non-occurrence of the specified events. The non-deductibility of consumer interest, as well as competitive and general economic factors, could adversely affect the rate at which new receivables are created in an Account and conveyed to an issuer, thereby shortening the expected weighted average life of the related security and reducing its yield. An acceleration in cardholders’ payment rates or any other event that shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related security could have a similar effect on its weighted average life and yield.
Credit cardholders are entitled to the protection of state and federal consumer credit laws. Many of those laws give a holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike the collateral for most other asset-backed securities, Accounts are unsecured obligations of the cardholder. The Fund may invest in trust preferred securities, which are a type of asset-backed security. Trust preferred securities represent interests in a trust formed by a parent company to finance its operations. The trust sells preferred shares and invests the proceeds in debt securities of the parent. This debt may be subordinated and unsecured. Dividend payments on the trust preferred securities match the
Statement of Additional Information	5

interest payments on the debt securities; if no interest is paid on the debt securities, the trust will not make current payments on its preferred securities. Unlike typical asset-backed securities, which have many underlying payors and are usually overcollateralized, trust preferred securities have only one underlying payor and are not overcollateralized. Issuers of trust preferred securities and their parents currently enjoy favorable tax treatment. If the tax characterization of trust preferred securities were to change, they could be redeemed by the issuers, which could result in a loss to the Fund.
Bankers’ Acceptances, Certificates of Deposit, Time Deposits and Bank Notes. The Fund may invest in such obligations issued by U.S. or foreign issuers. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes and bankers’ acceptances rank junior to deposit liabilities of the bank and equal to other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.
The Fund may invest in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar time deposits, which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian time deposits, which are essentially the same as Eurodollar time deposits except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee bankers’ acceptances, which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted that might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. U.S. branches of foreign banks may be considered domestic banks if it can be demonstrated they are subject to the same regulation as U.S. banks.
Investments in Eurodollar and Yankee dollar obligations involve additional risks. Most notably, there generally is less publicly available information about foreign companies; there may be less governmental regulation and supervision; they may use different accounting and financial standards; and the adoption of foreign governmental restrictions may adversely affect the payment of principal and interest on foreign investments. In addition, not all foreign branches of U.S. banks are supervised or examined by regulatory authorities as are U.S. banks, and such branches may not be subject to reserve requirements.
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Below-Investment Grade Securities. The Fund may invest its assets in fixed income securities that are rated below-investment grade (“lower rated securities”) or that are unrated but deemed equivalent to those rated below-investment grade by the Sub-Adviser. The lower the ratings of such securities, the greater their risks. Lower rated securities generally offer a higher current yield than that available from higher grade issues and typically involve greater risk.
The yields on lower rated securities will fluctuate over time. In general, prices of all bonds rise when interest rates fall and fall when interest rates rise. While less sensitive to changing interest rates than investment grade securities, lower rated securities are especially subject to adverse changes in general economic conditions and to changes in the financial condition of their issuers. During periods of economic downturn or rising interest rates, issuers of these instruments may experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default.
The risk of loss through default is greater because lower rated securities are usually unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s net asset value (“NAV”) per share.
Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of these securities, especially in a market characterized by only a small amount of trading and with relatively few participants. These factors can also limit the Fund’s ability to obtain accurate market quotations for these securities, making it more difficult to determine the Fund’s NAV. In cases where market quotations are not available, lower rated securities are valued using guidelines established by the Board of Trustees.
Perceived credit quality in this market can change suddenly and unexpectedly and may not fully reflect the actual risk posed by a particular lower rated or unrated security. Subsequent to its purchase by the Fund, the rating of an issue of debt securities may be reduced. In such a case, the Sub-Adviser will take action that it believes to be advantageous to the Fund, including continuing to hold the downgraded securities. However, the Sub-Adviser will engage in an orderly disposition of the downgraded securities or other securities to the extent necessary to ensure the Fund’s holdings of securities that are considered by the Fund to be below-investment grade will not exceed 15% of its net assets, as described in the section entitled “Illiquid Investments and Restricted Securities” in this SAI.
Ratings, however, are general and are not absolute standards of quality. There is no guarantee that the ratings provided by ratings agencies will necessarily provide an accurate reflection of the credit quality of the securities they rate. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix A to this SAI.
Cash Management. The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in the GuideStone Funds Money Market Fund. To the extent the Fund invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies. Generally, these securities offer less potential for gains than other types of securities.
Collateralized Debt Obligations. The Fund may invest in collateralized debt obligations (“CDOs”), which are securitized interests in pools of, generally non-mortgage, assets. Assets called collateral usually comprise loans or debt instruments. A CDO may be called a collateralized loan obligation (“CLO”) or collateralized bond obligation (“CBO”) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO’s collateral otherwise underperforms, scheduled payments to senior tranches take
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precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinated to it.
Despite the protection from the riskier tranches, senior CBO or CLO tranches can experience substantial losses due to actual defaults (including collateral default), the total loss of the riskier tranches due to losses in the collateral, market anticipation of defaults, fraud by the trust and the illiquidity of CBO or CLO securities.
The risks of an investment in a CDO largely depend on the type of underlying collateral securities and the tranche in which the Fund invests. Risks of CDOs include: (i) the possibility that distributions from collateral securities will be insufficient to make interest or other payments; (ii) the possibility that the quality of the collateral may decline in value or default, (iii) market and liquidity risks affecting the price of a structured finance investment, if required to be sold, at the time of sale, and (iv) if the particular structured product is invested in a security in which the Fund is also invested, this would tend to increase the Fund’s overall exposure to the credit of the issuer of such securities. In addition, due to the complex nature of a CDO, an investment in a CDO may not perform as expected.
Closed-End Funds, Private Funds and Other Pooled Investment Vehicles. The Fund may invest in other registered funds, including closed-end interval funds, and in funds that are exempt from registration as investment companies, such as private funds and similar pooled investment vehicles. These investments are illiquid and may be difficult to value. These funds will invest a large percentage, if not all, of their assets in securities or other assets that do not have readily ascertainable market prices, and may involve a substantial risk of loss. The portfolios of these funds may be highly concentrated and non-diversified. When private equity, private debt, private real estate or other assets that are not publicly traded are out of favor, the Fund may experience depressed values in these investments without an ability to dispose of the investment. The Fund is not afforded the protections of the 1940 Act when it invests in private funds or other exempt pooled investment vehicles. Investments in start-up funds or with managers with limited or no operating history involve substantial risk because the Adviser will have limited information on which to base its assessment of, in particular, the operational risks of such an investment.
Commercial Paper. The Fund may invest in commercial paper, which includes short-term unsecured promissory notes, variable rate demand notes and variable rate master demand notes issued by bank holding companies, corporations and financial institutions and similar instruments the interest on which is subject to federal income tax issued by government agencies and instrumentalities. The Fund will only invest in commercial paper to the extent consistent with its investment policies, including its policies regarding credit quality and ratings.
Convertible Securities. The Fund may invest in convertible securities and in convertible securities of non-U.S. issuers. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure and therefore generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.
The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer
8	GuideStone Funds

and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed income securities.
Capital appreciation for the Fund may result from an improvement in the credit standing of an issuer whose securities are held in the Fund or from a general lowering of interest rates, or a combination of both. Conversely, a reduction in the credit standing of an issuer whose securities are held by the Fund or a general increase in interest rates may be expected to result in capital depreciation to the Fund.
In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality are also likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates. Additionally, investments by the Fund in convertible debt securities may be unrated; therefore, judgment may play a greater role in determining the credit risk or the default risk of an unrated convertible security. The Fund will generally reduce risk to the investor by diversification, credit analysis and attention to current developments in trends of both the economy and financial markets. However, while diversification reduces the effect on the Fund of any single investment, it does not reduce the overall risk of investing in lower quality securities.
Cybersecurity Risk. With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may be more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to the Fund’s assets, customer data, or proprietary information, or cause the Fund or its service providers (including, but not limited to, the Adviser, distributor, fund accountant, custodian, transfer agent, Sub-Advisers (if applicable) and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or the Fund, customers or employees being unable to access electronic systems (“denial of services”), loss or theft of proprietary information or corporate data, physical damage to a computer or network system or remediation costs associated with system repairs.
Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or its service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures or financial loss of a significant magnitude and could result in allegations that the Fund or its service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund’s third party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.
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Depositary Arrangements. The Fund may invest in American Depositary Receipts (“ADRs”) and regular shares of foreign companies traded and settled on U.S. exchanges and OTC markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying foreign securities. ADRs are denominated in U.S. dollars. They are publicly traded on exchanges or OTC in the United States.
The Fund may invest in both sponsored and unsponsored ADR programs. There are certain risks associated with investments in unsponsored ADR programs. Because the non-U.S. securities issuer does not actively participate in the creation of the ADR program, the underlying agreement for service and payment will be between the depositary and the shareholder. The company issuing the stock underlying the ADR pays nothing to establish the unsponsored facility because fees for ADR issuance and cancellation are paid by brokers. Investors directly bear the expenses associated with certificate transfer, custody and dividend payment.
In an unsponsored ADR program, there may also be several depositories with no defined legal obligations to the non-U.S. company. The duplicate depositories may lead to marketplace confusion because there would be no central source of information for buyers, sellers and intermediaries. The efficiency of centralization gained in a sponsored program can greatly reduce the delays in delivery of dividends and annual reports.
Investments in ADRs involve certain risks not typically involved in purely domestic investments. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.
The Fund may also invest in European Depositary Receipts (“EDRs”), International Depositary Receipts (“IDRs”) and Global Depositary Receipts (“GDRs”). These are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and are usually denominated in foreign currencies. They may not be denominated in the same currency as the securities they represent. Generally, EDRs, GDRs and IDRs are designed for use in the foreign securities markets. Investments in EDRs, GDRs and IDRs involve certain risks not typically involved in purely domestic investments, including currency exchange risk. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.
The Fund may also invest in other forms of depositary receipts that are certificates issued by non-U.S. institutions evidencing ownership of underlying foreign securities, including non-voting depositary receipts (“NVDRs”). Such depositary receipts may or may not be traded in a secondary market, and, as is the case with the NVDRs, might only be redeemable by the issuer. Investments in these depositary receipts may provide economic exposure to the underlying security, but may be less liquid and more volatile than the underlying securities, which may be issued by companies in emerging markets. In addition, investments in these depositary receipts are subject to many of the same risks associated with investing directly in foreign securities. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI. Investments in these depositary receipts, particularly NVDRs, may not entitle the holders to vote the underlying shares.
Dollar Rolls. The Fund may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA (“to be announced”) or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Fund may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Fund accounts for dollar roll transactions as purchases and sales, which has the effect of increasing its portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Fund may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts. For additional information, see the section entitled “Mortgage Dollar Rolls” in this SAI.
Faith-based Investing. The Fund may not invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. Faith-based investing, in accordance with the GuideStone Financial Resources stated policy, is an integral part of the investment program of the Trust. The implementation of the Fund’s faith-based investment guidelines is overseen by members of the Adviser’s executive and senior management team.
10	GuideStone Funds

It is important to understand that in certain cases it may be more difficult to implement the Fund’s faith-based investment guidelines. Faith-based investing outside the United States is often more challenging due to a vastly larger universe of securities and varying laws and regulations governing disclosure requirements. Generally, there is less information available to the public about the business activities and practices of foreign companies. As a result, it is more difficult to effectively apply investing guidelines abroad than it is in the United States. In addition, it can be more difficult to implement the Fund’s faith-based investment guidelines with respect to portfolios that are managed using quantitative investment management processes. The Adviser consistently evaluates portfolios for companies that violate the guidelines and places these companies on a restricted list as it becomes aware of them. There is also the possibility that a company held by the Fund may subsequently become involved in products, services or activities, through a corporate acquisition or change of business strategy, that causes the company to become inconsistent with the Trust’s faith-based investment guidelines. Accordingly, there is the risk that, from time to time, securities acquired by the Fund subsequently will be determined to be inconsistent with the Trust’s faith-based investment guidelines. When the Fund becomes aware that it has invested in such a security, the Fund will seek to eliminate the position as soon as reasonably possible, which could result in a loss or gain to the Fund.
Foreign Currency
Foreign Currency — Generally. The Fund may invest in securities denominated in foreign currencies. As part of the cash overlay program, the Fund may also utilize foreign currency futures contracts, which are discussed in this section. The performance of investments in securities and obligations denominated in a foreign currency will be impacted by the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy. Absent other events that could otherwise affect the value of a foreign security or obligation (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security or obligation in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security or obligation.
Although the Fund may invest in securities and obligations denominated in foreign currencies as discussed herein, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments, or central banks. They can also be affected by currency controls, or by political developments in the U.S. or abroad. To the extent a Fund’s total assets, adjusted to reflect its net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. In addition, through the use of forward currency exchange contracts and other currency instruments as described below, the respective net currency positions of the Funds may expose them to risks independent of their securities positions. Although the net long and short foreign currency exposure of the Equity Funds, Bond Funds, Strategic Alternatives Fund and Global Impact Fund will not exceed their total asset value, to the extent a Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions. The Funds are also subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency.
Foreign Currency — Forward Currency Exchange Contracts. The Fund may enter into forward currency exchange contracts in order to hedge to the U.S. dollar and to hedge one foreign currency against changes in exchange rates for a different foreign currency. The Fund may also use forward currency exchange contracts for non-hedging purposes, even if it does not own securities denominated in that currency. Forward currency exchange contracts represent an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. This allows the Fund to establish a rate of exchange for a future point in time.
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When the Fund owns securities denominated in a foreign currency that the Sub-Adviser anticipates may decline substantially relative to the U.S. dollar or other leading currencies, the Fund may attempt to reduce this currency risk by entering into a forward currency exchange contract to sell, for a fixed amount, an amount of the foreign currency approximating the value of some or all of the Fund’s securities denominated in that foreign currency. When the Fund creates a short position in a foreign currency, it may enter into a forward contract to buy, for a fixed amount, an amount of foreign currency approximating the short position. The Fund’s net long and short foreign currency exposure will not exceed its total asset value.
In addition, when entering into a contract for the purchase or sale of a security, the Fund may enter into a forward currency exchange contract for the amount of the purchase or sale price. This protects the Fund against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.
Portfolio securities hedged by forward currency exchange contracts are still subject to fluctuations in market value. In addition, it will not generally be possible to match precisely the amount covered by a forward currency exchange contract. Additionally, the value of the securities involved will fluctuate based on market movements after the contract is entered into. Such imperfect correlation may cause the Fund to sustain losses that will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. While forward currency exchange contracts may protect the Fund from losses resulting from movements in exchange rates adverse to the Fund’s position, they may also limit potential gains that result from beneficial changes in the value of such currency. The Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.
Forward contracts in which the Fund may engage also include non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid. NDFs are classified as swaps and regulated as such under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”). NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.
Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.
NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. Although NDFs historically have been traded OTC, in the future, pursuant to the Dodd-Frank Act, they may be exchange-traded. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. With respect to NDFs that are centrally-cleared, while central clearing is intended to decrease counterparty risk, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor. Even if some NDFs remain traded OTC, they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps. For more information about the risks associated with utilizing swaps, please see the section entitled “Swaps — Generally” in this SAI.
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Foreign Currency — Currency Futures Contracts and Related Options Transactions. The Fund may also engage in futures contracts on foreign currencies and related options transactions, for the same purposes that they are permitted to use forward currency exchange contracts. A currency futures contract is a standardized contract for the future delivery of a specified amount of currency at a future date at a price set at the time of the contract. The Fund may enter into currency futures contracts traded on regulated commodity exchanges, including non-U.S. exchanges. The Fund may either accept or make delivery of the currency specified at the maturity of a futures contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Buyers and sellers of currency futures and options thereon are subject to the same risks that apply to the use of futures generally. These risks are set forth in the section entitled “Futures and Options on Futures” in this SAI.
Foreign Currency — Currency Options. The Fund may also write covered put and covered call options and purchase put and call options on foreign currencies, for the same purposes that they are permitted to use forward currency exchange contracts. The Fund will write or purchase currency options that are traded on U.S. or foreign exchanges or OTC.
A call option written by the Fund obligates it to sell specified currency to the holder of the option at a specified price at any time before the expiration date. A put option written by the Fund obligates it to purchase specified currency from the option holder at a specified time before the expiration date. The writing of currency options involves the risk that the Fund may be required to sell the specified currency (subject to a call) at a price that is less than the currency’s market value or to purchase the specified currency (subject to a put) at a price that exceeds the currency’s market value. The use of currency options is subject to the same risks that apply to options generally. These risks are set forth in the section entitled “Futures and Options on Futures” in this SAI.
The purchase of a call option would entitle the Fund to purchase specified currency at a specified price during the option period. The Fund would ordinarily realize a gain if, during the option period, the value of the currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option. The Fund may forfeit the entire amount of the premium plus related transaction costs if exchange rates move in a manner adverse to the Fund’s position.
The Fund may, for example, purchase put options in anticipation of a decline in the dollar value of currency in which securities in its portfolio are denominated. The purchase of a put option would entitle the Fund to sell a specific currency at a specified price during the option period. This is meant to offset or hedge against a decline in the dollar value of such portfolio securities due to currency exchange rate fluctuations. The Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.
Foreign Currency — TBAs. The Fund may enter into to-be-announced purchase commitments to purchase securities for a fixed price at a future date, typically not exceeding 45 days (“TBAs”). As with other delayed delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in the Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying portfolio securities, according to the procedures described in the section entitled “Valuation of Shares” in this SAI.
Foreign Currency — Cover Requirements. When the Fund engages in forward currency exchange contracts, currency futures contracts and options thereon, and currency put and call options, it will comply with guidelines established by the U.S. Securities and Exchange Commission (“SEC”) with respect to coverage of these
Statement of Additional Information	13

strategies. These coverage guidelines are set forth in the section entitled “Futures and Options on Futures — Cover Requirements” in this SAI.
Foreign Securities and Obligations. The Fund may invest in ADRs and regular shares of foreign companies traded and settled on U.S. and foreign exchanges and OTC markets. The Fund may invest a portion of its assets in debt obligations issued by foreign issuers, including obligations not traded and settled on U.S. exchanges and OTC markets. These obligations may be issued by supranational entities, including international organizations, designed or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies.
Investment in foreign securities and obligations involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States and in investments denominated in foreign currencies. Market risk involves the possibility that stock prices will decline over short or even extended periods. The stock markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of the Fund that invests in foreign stocks. The holdings of the Fund that invests in fixed income securities will be sensitive to changes in interest rates and the interest rate environment. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes.
Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability.
Future political and economic developments, the possible imposition of withholding taxes on dividend and interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect an investment in foreign securities or obligations. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements. For a discussion of risks and instruments related to foreign currency, see the section entitled “Foreign Currency” in this SAI.
Investment in foreign securities and obligations may involve higher costs than investment in U.S. securities and obligations. Investors should understand that the expense ratios of the Fund generally can be expected to be higher than those of a fund investing primarily in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions in foreign markets, costs arising from delays in settlements of transactions and the imposition of withholding taxes by foreign governments on dividends and interest payable on the Fund’s foreign portfolio securities. To the extent those taxes are not offset by credits or deductions allowed to investors under the federal income tax law (such as the Fund’s pass-through to its shareholders of foreign taxes it pays — see “Taxation — General” in this SAI), they may reduce the net return to the shareholders.
In addition, the Fund may invest its assets in countries with emerging economies or securities markets. These countries are primarily located in the Asia-Pacific region, Eastern Europe, Latin and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and less reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities. They also could cause the Fund to miss attractive investment opportunities, to have a portion
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of its assets uninvested, to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered, or to incur losses due to the Fund’s inability to complete a contractual obligation to deliver securities. In addition, frontier countries generally have smaller economies and/or less developed capital markets than traditional emerging markets, and may be more politically instable, and as a result, the risks of investing in emerging market countries are magnified in frontier countries.
More specific disclosure related to investments in certain countries or geographic regions is provided below:
Asia-Pacific Countries. In addition to the risks associated with foreign and emerging markets, the developing market Asia-Pacific countries in which the Fund may invest are subject to certain additional or specific risks. The Fund may make substantial investments in Asia-Pacific countries. In the Asia-Pacific markets, there is a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of these markets also may be affected by developments with respect to more established markets in the region, such as Japan and Hong Kong. Brokers in developing market Asia-Pacific countries typically are fewer in number and less well-capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the Fund’s investment performance.
Many of the developing market Asia-Pacific countries may be subject to a greater degree of economic, political and social instability than is the case in the United States and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and/or (v) ethnic, religious and racial disaffection. In addition, the governments of many of such countries, such as Indonesia, have a heavy role in regulating and supervising the economy.
An additional risk common to most such countries is that the economy is heavily export-oriented and, accordingly, is dependent upon international trade, which could be negatively impacted during a synchronized slowdown in global economic activity. The existence of overburdened infrastructure and obsolete financial systems also present risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. The legal systems in certain developing market Asia-Pacific countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market Asia-Pacific countries. Similarly, the rights of investors in developing market Asia-Pacific companies may be more limited than those of shareholders of U.S. corporations. It may be difficult or impossible to obtain and/or enforce a judgment in a developing market Asia-Pacific country.
Governments of many developing market Asia-Pacific countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies, including the largest in the country. Accordingly, government actions in the future could have a significant effect on economic conditions in developing market Asia-Pacific countries, which could affect private sector companies, as well as the value of securities in the Fund’s portfolio. In addition, economic statistics of developing market Asia-Pacific countries may be less reliable than economic statistics of more developed nations.
It is possible that developing market Asia-Pacific issuers may not be subject to the same accounting, auditing and financial reporting standards as U.S. companies. Inflation accounting rules in some developing market Asia-Pacific countries require companies that keep accounting records in the local currency, for both tax and accounting purposes, to restate certain assets and liabilities on the company’s balance sheet in order to express
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items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing market Asia-Pacific companies. In addition, satisfactory custodial services for investment securities may not be available in some developing Asia-Pacific countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.
Certain developing Asia-Pacific countries are especially large debtors to commercial banks and foreign governments. Fund management may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular developing Asia-Pacific country. The Fund may invest in countries in which foreign investors, including management of the Fund, have had no or limited prior experience.
Brazil. Investing in Brazil involves certain considerations not typically associated with investing in the United States. Additional considerations include: (i) investment and repatriation controls, which could affect the Fund’s ability to operate, and to qualify for the favorable tax treatment afforded to regulated investment companies for U.S. federal income tax purposes; (ii) fluctuations in the rate of exchange between the Brazilian real and the U.S. dollar; (iii) the generally greater price volatility and lesser liquidity that characterize Brazilian securities markets, as compared with U.S. markets; (iv) the effect that balance of trade could have on Brazilian economic stability and the Brazilian government’s economic policy; (v) potentially high rates of inflation, a rising unemployment rate and a high level of debt, each of which may hinder economic growth; (vi) governmental involvement in and influence on the private sector; (vii) Brazilian accounting, auditing and financial standards and requirements, which differ from those in the United States; (viii) political and other considerations, including changes in applicable Brazilian tax laws; and (ix) restrictions on investments by foreigners. In addition, commodities, such as oil, gas and minerals, represent a significant percentage of Brazil’s exports and, therefore, its economy is particularly sensitive to fluctuations in commodity prices. Additionally, an investment in Brazil is subject to certain risks stemming from political and economic corruption. For example, the Brazilian Federal Police conducted a criminal investigation into corruption allegations, known as Operation Car Wash, which led to charges against high level politicians and corporate executives and resulted in substantial fines for some of Brazil’s largest companies. This has had a widespread political and economic impact and may continue to affect negatively the country and the reputation of Brazilian companies connected with the investigation, and therefore, the trading price of securities issued by those companies.
China. Investing in China involves special considerations not typically associated with investing in countries with more democratic governments or more established economies or currency markets. These risks include: (i) the risk of nationalization or expropriation of assets or confiscatory taxation; (ii) greater governmental involvement in and control over the economy, interest rates and currency exchange rates; (iii) controls on foreign investment and limitations on repatriation of invested capital; (iv) greater social, economic and political uncertainty (including the risk of war); (v) dependency on exports and the corresponding importance of international trade; (vi) currency exchange rate fluctuations; and (vii) the risk that certain companies in which the Fund may invest may have dealings with countries subject to sanctions or embargoes imposed by the U.S. government or identified as state sponsors of terrorism. The government of China maintains strict currency controls in support of economic, trade and political objectives and regularly intervenes in the currency market. The government’s actions in this respect may not be transparent or predictable. As a result, the value of the Yuan, and the value of securities designed to provide exposure to the Yuan, can change quickly and arbitrarily. Furthermore, it is difficult for foreign investors to directly access money market securities in China because of investment and trading restrictions. While the economy of China has enjoyed substantial economic growth in recent years, there can be no guarantee this growth will continue. These and other factors may decrease the value and liquidity of the Fund’s investments. Recently, the United States and China have announced that each country would impose certain tariffs on exports from the other country. Though the impact and duration of such tariffs is uncertain the imposition of tariffs by either country may negatively affect each country’s economy and the U.S. and foreign markets and may negatively affect the Fund’s investment.
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China A-shares are equity securities of companies based in mainland China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”). Foreign investment in A-shares on the SSE and SZSE is historically not permitted other than through a license granted under regulations in the People’s Republic of China (“PRC”) known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“RQFII”) systems. Each license permits investment in A-shares only up to a specified quota.
Because restrictions continue to exist and capital therefore cannot flow freely into and out of the A-Share market, it is possible that in the event of a market disruption, the liquidity of the A-Share market and trading prices of A-Shares could be more severely affected than the liquidity and trading prices of markets where securities are freely tradable and capital therefore flows more freely. The Fund cannot predict the nature or duration of such a market disruption or the impact that it may have on the A-Share market and the short-term and long-term prospects of its investments in the A-Share market. In the event that the Fund invests in A-Shares directly, the Fund may incur significant losses, or may not be able fully to implement or pursue its investment objectives or strategies, due to investment restrictions on RQFIIs and QFIIs, illiquidity of the Chinese securities markets or delay or disruption in execution or settlement of trades. A-Shares may become subject to frequent and widespread trading halts.
The Chinese government has in the past taken actions that benefitted holders of A-Shares. As A-Shares become more available to foreign investors, such as the Fund, the Chinese government may be less likely to take action that would benefit holders of A-Shares. In addition, there is no guarantee that an A-Shares quota will be sufficient for the Fund’s intended scope of investment.
The regulations which apply to investments by RQFIIs and QFIIs, including the repatriation of capital, are relatively new. The application and interpretation of such regulations are therefore relatively untested. In addition, there is little precedent or certainty evidencing how such discretion may be exercised now or in the future, and even if there were precedent, it may provide little guidance as PRC authorities would likely continue to have broad discretion.
Investment in eligible A-shares listed and traded on the SSE is now permitted through the Stock Connect program. Stock Connect is a securities trading and clearing program established by Hong Kong Securities Clearing Company Limited, the SSE and Chinese Securities Depositary and Clearing Corporation that aims to provide mutual stock market access between China and Hong Kong by permitting investors to trade and settle shares on each market through their local exchanges. The Fund may invest in other investment companies that invest in A-shares through Stock Connect or on such other stock exchanges in China which participate in Stock Connect from time to time. Under Stock Connect, the Fund’s trading of eligible A-shares listed on the SSE would be effectuated through its Hong Kong broker.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connect, trading through Stock Connect’s Northbound Trading Link is subject to aggregate and daily investment quota limitations that require that buy orders for A-shares be rejected once the remaining balance of the relevant quota drops to zero or the daily quota is exceeded (although the Fund will be permitted to sell A-shares regardless of the quota balance). These limitations may restrict the Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through Stock Connect is subject to trading, clearance and settlement procedures that could pose risks to the Fund. A-shares purchased through Stock Connect generally may not be sold or otherwise transferred other than through Stock Connect in accordance with applicable rules. In addition, Stock Connect will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, an investment in A-shares through Stock Connect may subject the Fund to a risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading.
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Developing and Emerging Markets. Emerging and developing markets abroad may offer special opportunities for investing, but may have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries.
Investing in emerging markets securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies. The currencies of emerging markets countries may experience significant declines against the U.S. dollar. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions.
Europe. Investing in European countries may impose economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. European Union (“EU”) member countries are required to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners, including some or all of the emerging markets materials sector countries. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above. The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, Italy’s credit rating was recently downgraded, which may result in deteriorating investor confidence in other European economies. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro and/or withdraw from the EU. The
18	GuideStone Funds

impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching and could adversely impact the value of investments in the region.
In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The United Kingdom officially left the European Union on January 31, 2020, with a transitional period set to end on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the UK and other European Union countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
Japan. Japanese investments may be significantly affected by events influencing Japan’s economy and changes in the exchange rate between the Japanese yen and the U.S. Dollar. Japan’s economy fell into a long recession in the 1990s. After a few years of mild recovery in the mid-2000s, Japan’s economy fell into another recession as a result of the recent global economic crisis. Japan is heavily dependent on exports and foreign oil. Furthermore, Japan is located in a seismically active area, and in 2011 experienced an earthquake of a sizeable magnitude and a tsunami that significantly affected important elements of its infrastructure and resulted in a nuclear crisis. Since these events, Japan’s financial markets have fluctuated dramatically. The full extent of the impact of these events on Japan’s economy and on foreign investment in Japan is difficult to estimate. Japan’s economic prospects may be affected by the political and military situations of its near neighbors, notably North and South Korea, China and Russia.
Russia. Investing in Russia involves risks and special considerations not typically associated with investing in United States. Since the breakup of the Soviet Union at the end of 1991, Russia has experienced dramatic political and social change. The political system in Russia is emerging from a long history of extensive state involvement in economic affairs. The country is undergoing a rapid transition from a centrally-controlled command system to a market-oriented, democratic model. As a result, relative to companies operating in Western economies, companies in Russia are characterized by a lack of: (i) management with experience of operating in a market economy; (ii) modern technology; and, (iii) a sufficient capital base with which to develop and expand their operations. It is unclear what will be the future effect on Russian companies, if any, of Russia’s continued attempts to move toward a more market-oriented economy. Russia’s economy has experienced severe economic recession, if not depression, since 1990 during which time the economy has been characterized by high rates of inflation, high rates of unemployment, declining gross domestic product, deficit government spending and a devalued currency. The economic reform program has involved major disruptions and dislocations in various sectors of the economy, and those problems have been exacerbated by growing liquidity problems. Russia’s economy is also heavily reliant on the energy and defense-related sectors, and is therefore susceptible to the risks associated with these industries. Further, Russia presently receives significant financial assistance from a number of countries through various programs. To the extent these programs are reduced or eliminated in the future, Russian economic development may be adversely impacted. The laws and regulations in Russia affecting Western investment business continue to evolve in an unpredictable manner. Russian laws and regulations, particularly those involving taxation, foreign investment and trade, title to property or securities, and transfer of title, which may be applicable to the Fund’s activities are relatively new and can change quickly and unpredictably in a manner far more volatile than in the United States or other developed market economies. Although basic commercial laws are in place, they are often unclear or contradictory and subject to varying interpretation, and may at any time be amended, modified, repealed or replaced in a manner adverse to the interest of the Fund.
As a result of recent events involving Ukraine and Russia and other developments involving Russia, the United States and the EU have imposed sanctions on certain Russian individuals and companies, including certain financial institutions, have limited certain exports and imports to and from Russia and have imposed diplomatic
Statement of Additional Information	19

punishments, such as the expulsion of Russian diplomats. The United States and other nations or international organizations may impose additional, broader economic sanctions or take other actions that may adversely affect Russian-related issuers in the future. These sanctions, any future sanctions or other actions, or even the threat of further sanctions or other actions, may negatively affect the value and liquidity of the Fund’s investments. Russia may undertake countermeasures or retaliatory actions which may further impair the value and liquidity of the Fund’s investments.
Taiwan. Investment in Taiwanese issuers may subject the Fund to loss in the event of adverse political, economic, regulatory and other developments that affect Taiwan, including fluctuations of the New Taiwan dollar versus the U.S. dollar. Taiwan has few natural resources; therefore, any fluctuation or shortage in the commodity markets could have a negative impact on the Taiwanese economy. Appreciation of the New Taiwan dollar, rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to other countries with cheaper work forces. Continued labor outsourcing may adversely affect the Taiwanese economy. Taiwanese firms are among the world’s largest suppliers of computer monitors and leaders in personal computer manufacturing. A slowdown in global demand for these products will likely have an adverse impact on the Taiwanese economy. The Chinese government views Taiwan as a renegade province and continues to contest Taiwan’s sovereignty. The outbreak of hostilities between the two nations, or even the threat of an outbreak of hostiles, will likely adversely impact the Taiwanese economy. Such risks, among others, may adversely affect the value of the Fund’s investments.
Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions. To the extent consistent with their respective investment objectives, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment (sometimes called delayed delivery) basis. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are normally negotiated directly with the other party.
When the Fund purchases securities on a when-issued basis or purchases or sells securities on a forward commitment basis, the Fund may complete the transaction and actually purchase or sell the securities. However, if deemed advisable as a matter of investment strategy, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.
When the Fund purchases securities on a when-issued, delayed-delivery or forward commitment basis, it will segregate liquid assets having a value determined daily at least equal to the amount of its purchase commitments until three days prior to the settlement date, or it will otherwise cover its position. In the case of a forward commitment to sell securities, the Fund will segregate with its custodian actual securities or liquid assets that are unencumbered and daily marked-to-market, while the commitment is outstanding. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases, forward commitments and delayed-delivery transactions.
Futures and Options on Futures
Futures and Options on Futures — Generally. The Fund may purchase or sell (1) put and call options on securities, indexes and other financial instruments; and (2) futures contracts and options thereon. The Fund may enter into such futures transactions on domestic exchanges. The Fund may enter into such futures transactions on domestic exchanges and generally may do so on foreign exchanges as well. However, certain products listed on foreign exchanges require special regulatory approval before being offered or sold to persons located in the United States. Futures (and options thereon) on broad-based stock indexes must be approved by the Commodity Futures Trading Commission (“CFTC”). Security futures (futures on single securities or narrow-based indexes) may only be offered and sold in accordance with guidance issued by the CFTC and SEC. Debt obligations of a foreign government must be designated as an exempted security by the SEC under SEC Rule 3a12-8 before a
20	GuideStone Funds

futures contract or option thereon can be offered or sold in the United States. In addition, the Fund may invest and reinvest in long or short positions in any of the instruments contemplated in this section. The Fund may purchase or sell (1) put and call options on fixed income securities; and (2) futures contracts and options thereon. The Fund may from time to time invest in U.S. Treasury securities, exchange listed equity futures contracts and exchange listed U.S. Treasury futures contracts in order to gain exposure to the U.S. equity and fixed income markets on cash balances. The Fund may sell short exchange listed equity futures contracts to reduce market exposure and may sell short exchange listed U.S. Treasury future contracts to reduce market exposure.
Futures and Options on Futures — Futures Contracts Generally. A futures contract may generally be described as an agreement between two parties to buy and sell a specified quantity of a particular instrument, such as a security, currency or index, during a specified future period at a specified price. When interest rates are rising or securities prices are falling, the Fund can seek, through the sale of futures contracts, to offset a decline in the value of its current portfolio securities. When rates are falling or prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when they affect anticipated purchases.
Although futures contracts by their terms generally call for the actual delivery or acquisition of the underlying instrument or the cash value of the instrument, in most cases, the contractual obligation is fulfilled before the date of the contract without having to make or take such delivery. The contractual obligation is offset by buying or selling, as the case may be, on a commodities exchange an identical futures contract calling for delivery in the same period. Such a transaction, which is executed through a member of an exchange, cancels the obligation to make or take delivery of the instrument or the cash value of the instrument underlying the contractual obligations. Such offsetting transactions may result in a profit or loss, and the Fund may incur brokerage fees when it purchases or sells futures contracts. While the Fund’s futures contracts will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying instrument whenever it appears economically advantageous for it to do so.
The use of options and futures is subject to applicable regulations of the SEC and CFTC and the several exchanges upon which they are traded. In addition, the Fund’s ability to use options and futures may be limited by tax considerations. For more information, see the section entitled “Taxation” in this SAI. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Adviser is not deemed to be a commodity pool operator, nor the Fund a commodity pool, under the Commodity Exchange Act (the “CEA”) Rule 4.5 and neither the Fund nor the Adviser is subject to registration as such under the CEA.
Under Rule 4.5, if the Fund uses commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC) the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of a fund’s NAV, or alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition, to qualify for an exclusion, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund is subject to the risk that a change in U.S. law and related regulations will impact the way the Fund operates, increase the particular costs of the Fund’s operation and/or change the competitive landscape. In this regard, any further amendments to the CEA or its related regulations that subject the Fund to additional regulation may have adverse impacts on the Fund’s operations and expenses.
Futures and Options on Futures — Options Generally. Options may relate to particular securities, foreign and domestic securities indexes, financial instruments, foreign currencies or the yield differential between two securities.
Statement of Additional Information	21

Such options may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation (“OCC”). A call option for a particular security gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price before the expiration of the option, regardless of the market price of the security. A premium is paid to the writer by the purchaser in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell and a writer the obligation to buy the security at the stated exercise price before the expiration date of the option, regardless of the market price of the security.
In addition, some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by the Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.
Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.
The Fund’s obligation to sell an instrument subject to a covered call option written by it, or to purchase an instrument subject to a secured put option written by it, may be terminated before the expiration of the option by the Fund’s execution of a closing purchase transaction. This means that the Fund buys on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a closing purchase plus related transaction costs may be greater than the premium received upon the original option, in which event the Fund will experience a loss. There is no assurance that a liquid secondary market will exist for any particular option. The Fund that has written an option and is unable to effect a closing purchase transaction will not be able to sell the underlying instrument (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned instrument is delivered upon exercise. The Fund will be subject to the risk of market decline or appreciation in the instrument during such period.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. The amount of this asset or liability will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by the Fund expires unexercised, the Fund will realize a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold), and the liability related to such option will be eliminated. If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
There are several other risks associated with options. For example, there are significant differences among the securities, currency and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded OTC or on an exchange, may be absent for reasons that include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening
22	GuideStone Funds

transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
Futures and Options on Futures — Financial Futures Contracts. Financial futures contracts are simply futures contracts that obligate the holder to buy or sell a financial instrument, such as a U.S. Treasury security, an equity security or foreign currency, during a specified future period at a specified price. A sale of a financial futures contract means the acquisition of an obligation to sell the financial instrument called for by the contract at a specified price on a specified date. A purchase of a financial futures contract means the acquisition of an obligation to buy the financial instrument called for by the contract at a specified price on a specified date.
Futures and Options on Futures — Bond Index Futures and Options. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund’s investment strategy in employing futures contracts based on an index of debt securities may be similar to that used by them in other financial futures transactions. The Fund may also buy and write put and call options on such index futures and enter into closing transactions with respect to such options.
Futures and Options on Futures — Interest Rate Futures and Options. Interest rate futures contracts are a type of financial futures contracts that call for the future delivery of U.S. government securities or index-based futures contracts. The value of these instruments changes in response to changes in the value of the underlying security or index, which depends primarily on prevailing interest rates.
The Fund may, for example, enter into interest rate futures contracts in order to protect its portfolio securities from fluctuations in interest rates without necessarily buying or selling the underlying fixed income securities. For example, if the Fund owns bonds and interest rates are expected to increase, it might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contract to the Fund would increase at approximately the same rate, thereby keeping the NAV of the Fund from declining as much as it otherwise would have.
Futures and Options on Futures — Stock Index Futures Contracts. A stock index futures contract is a type of financial futures contract that obligates the seller to deliver (and the purchaser to buy) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement was made. Open futures contracts are valued on a daily basis, and the Fund may be obligated to provide or receive cash reflecting any decline or increase in the contract’s value. No physical delivery of the underlying stocks in the index is made in the future.
For example, the Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and it anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of stocks that it intends to buy.
Futures and Options on Futures — Options on Indexes and Yield Curve Options. Options on indexes and yield curve options provide the holder with the right to make or receive a cash settlement upon exercise of the option.
Statement of Additional Information	23

With respect to options on indexes, the amount of the settlement will equal the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple. With respect to yield curve options, the amount of the settlement will equal the difference between the yields of designated securities. Yield curve options are traded OTC, and because they have been only recently introduced, established trading markets for these securities have not yet developed.
Futures and Options on Futures — Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right, but not the obligation, to sell or to purchase, respectively, the underlying futures contract for a specified price at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
Futures and Options on Futures — Options on Stock Index Futures. The Fund may buy and sell call and put options on stock index futures. Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account, which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.
Futures and Options on Futures — Cover Requirements. The Fund will comply with SEC guidelines for covering future commitments that result from certain investment strategies such as futures contracts and options thereon, put and call options and forward currency exchange contracts. SEC guidelines generally require that when entering into such transactions the Fund either (1) sets aside cash or liquid, unencumbered, daily marked-to-market securities in one or more segregated accounts with the custodian in the prescribed amount or (2) holds securities or other options or futures contracts whose values are expected to offset (“cover”) their obligations thereunder. The Fund cannot sell or close out securities, currencies or other options or futures contracts used for cover while these strategies are outstanding, unless the Fund replaces them with similar assets. As a result, if the Fund sets aside a large percentage of its assets to cover such obligations, it runs the risk that portfolio management will be impeded or that it will not be able to meet redemption requests or the other current obligations. If the market or fair value of the assets used for cover declines, the Fund will segregate daily additional liquid assets so that the value of the segregated assets will equal the amount of such commitments by the Fund.
The Fund may cover a forward currency exchange contract to sell a currency by owning the currency or securities denominated in the currency, or holding another forward currency exchange contract or call option permitting the Fund to buy the same currency at a price that is (1) no higher than the Fund’s price to sell the currency or (2) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. The Fund may cover a forward currency exchange contract to buy a foreign currency by holding another forward currency exchange contract or put option permitting the Fund to sell the same currency at a price that is (1) as high as or higher than the Fund’s price to buy the currency or (2) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.
To the extent the Fund enters into a futures contract, it will deposit in a segregated account with the futures commission merchant, cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract, as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. If the value of the futures contract declines relative to the Fund’s position, the Fund will be required to pay to the futures commission merchant an amount equal to such change in
24	GuideStone Funds

value. If the Fund has insufficient cash, it may have to sell portfolio securities at a time when it may be disadvantageous to do so in order to meet such daily variations in margins.
When selling a call option, the Fund will segregate with its custodian and mark-to-market daily liquid assets that, when added to the amounts deposited as margin, equal the total market value of the investment underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same investment at a price no higher than the strike price of the call option, by owning the instruments underlying the contract or by holding a separate call option permitting the Fund to purchase the same investment at a price not higher than the strike price of the call option sold by the Fund.
When selling a put option, the Fund will segregate with its custodian and mark-to-market daily liquid assets that equal the purchase price of the investment underlying the put option less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same option or by owning a separate put option permitting it to sell the same investment so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund.
With respect to yield curve options, a call or put option is covered if the Fund holds another call or put, respectively, on the spread between the same two securities and maintains in a segregated account liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option is generally limited to the difference between the amount of the Fund’s liability under the option it wrote less the value of the option it holds. The Fund may also cover yield curve options in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.
Futures and Options on Futures — Future Developments. The Fund may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but that may be developed, to the extent such opportunities are both consistent with the Fund’s investment goals and legally permissible for the Fund.
Illiquid Investments and Restricted Securities. The Fund will invest no more than 15% of the value of its net assets in illiquid investments. An “illiquid investment” means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. For example, repurchase agreements maturing in more than seven days are illiquid securities. The Fund’s closed-end interval funds, private funds and other similar pooled investment vehicles offer limited liquidity and will be illiquid investments.
Subject to these limitations, the Fund may invest in restricted securities where such investment is consistent with the Fund’s investment objective, and such securities are considered liquid to the extent the Adviser or Sub-Adviser determines that there is a liquid institutional or other market for such securities, such as restricted securities that may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”), and for which a liquid institutional market has developed.
Restricted securities are securities that may not be sold to the public without registration under the 1933 Act or an exemption from registration. Restricted securities involve certain risks, including the risk that a secondary market may not exist when a holder wants to sell them. In addition, the price and valuation of these securities may reflect a discount because they are perceived as having less liquidity than the same securities that are not restricted. If the Fund suddenly has to sell restricted securities, time constraints or lack of interested, qualified buyers may prevent the Fund from receiving the value at which the securities are carried on its books at the time of the sale. Alternatively, the Adviser or Sub-Adviser may sell unrestricted securities it might have retained if the Fund had only held unrestricted securities.
Statement of Additional Information	25

Impact Investments. Because the Fund's investment approach intentionally seeks to have a positive, measurable social impact in accordance with Christian values alongside financial returns, the Adviser and the Sub-Advisers will not consider investments for the Fund that may generate higher investment returns. In seeking to generate positive, social impact, the Adviser and Sub-Advisers may rely on data and information that may later prove to be incomplete or inaccurate. There are divergences of views of how to measure and verify positive, social impact, and the Fund's measurements will differ from other funds that do not apply a distinctively Christian element to those measurements.
Inflation-Indexed Securities. The Fund may invest in inflation-indexed securities issued by the U.S. Treasury and others. Inflation-indexed securities are debt securities the principal value of which is adjusted periodically in accordance with changes in a measure of inflation. Inflation-indexed securities issued by the U.S. Treasury use the Consumer Price Index for Urban Consumers (“CPI-U”) published by the U.S. Bureau of Labor Statistics. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. Two structures for inflation-indexed securities are common: the U.S. Treasury and some other issuers utilize a structure that adjusts the principal value of the security according to the rate of inflation; most other issuers pay out the Consumer Price Index adjustments as part of a semi-annual coupon.
In the first, the interest rate on the inflation-indexed bond is fixed, while the principal value rises or falls semi-annually based on changes in a published measure of inflation. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In the second, the inflation adjustment for certain inflation-indexed bonds is reflected in the semiannual coupon payment. As a result, the principal value of these inflation-indexed bonds does not adjust according to the rate of inflation.
In general, the value of inflation-indexed securities increases in periods of general inflation and declines in periods of general deflation. If inflation is lower than expected during the period the Fund holds an inflation-indexed security, the Fund may earn less on it than on a conventional bond. Inflation-indexed securities are expected to react primarily to changes in the “real” interest rate (i.e., the nominal, or stated, rate less the rate of inflation), while a typical bond reacts to changes in the nominal interest rate. Accordingly, inflation-indexed securities have characteristics of fixed-rate U.S. Treasury securities having a shorter duration. Changes in market interest rates from causes other than inflation will likely affect the market prices of inflation-indexed securities in the same manner as conventional bonds.
Any increase in the principal value of an inflation-indexed security is taxable in the taxable year the increase occurs, even though its holders do not receive cash representing the increase until the security matures, and the amount of that increase for the Fund generally must be distributed each taxable year to its shareholders. See the “Taxation” section of this SAI. Thus, the Fund that invests therein could be required, at times, to liquidate other investments in order to satisfy its distribution requirements.
Interest Rate Swaps, Floors and Caps and Currency Swaps. The Fund may enter into interest rate swaps and may purchase interest rate floors or caps. The Fund will typically use interest rate swaps to preserve a return on a particular investment or portion of its portfolio or to shorten the effective duration of its portfolio investments. Interest rate swaps involve the exchange by the Fund with another party of its commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. The purchase of an interest rate floor or cap entitles the purchaser to receive payments of interest on a notional principal amount from the seller, to the extent the specified index falls below (floor) or exceeds (cap) a predetermined interest rate. The Fund may also enter into currency swaps, which involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.
The Fund will only enter into interest rate swaps or interest rate floor or cap transactions on a net basis (i.e., the two payment streams are netted out) with the Fund receiving or paying, as the case may be, only the net amount
26	GuideStone Funds

of the two payments. In contrast, currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Inasmuch as these transactions are entered into for good faith hedging purposes, the Fund and the Adviser believe that such obligations do not constitute senior securities as defined in the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each interest rate or currency swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate NAV at least equal to such accrued excess will be segregated by the Fund.
If there is a default by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. In addition, some swaps are, and more in the future may be, centrally cleared. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the Interbank market.
Interfund Borrowing and Lending. The SEC has granted the Trust an exemptive order to allow the Fund to participate in a credit facility whereby the Fund, under certain conditions, would be permitted to lend money directly to and borrow directly from other series of the Trust for temporary purposes. The Trust has not implemented the interfund credit facility. It is anticipated that the credit facility, if implemented, will provide the borrowing fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions. However, redemption requests normally are satisfied immediately. The credit facility would provide a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities.
Investment Companies. The Fund may invest in shares of other investment companies, to the extent permitted by the 1940 Act and by exemptive orders granted by the SEC. This includes shares of other open-end, management investment companies (commonly called mutual funds), closed-end funds and ETFs. Section 12(d)(1)(A) of the 1940 Act states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. Investments by the Fund in private funds and similar pooled investment vehicles are not subject to the limits of Section 12(d)(1)(A). In reliance on an SEC exemptive rule, the Fund may invest an unlimited amount of its uninvested cash and cash collateral received in connection with securities lending in shares of money market funds and unregistered funds that operate in compliance with Rule 2a-7 under the 1940 Act, whether or not advised by the Adviser or an affiliate, under specified conditions. Among other things, the conditions preclude the investing Fund from paying a sales charge, as defined in rule 2830(b) of the Conduct Rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) (“sales charge”), or service fee, as defined in rule 2830(b) of the Conduct Rules of the FINRA, in connection with its purchase or redemption of the money market fund’s or unregistered fund’s shares, or the Fund’s investment adviser must waive a sufficient amount of its advisory fee to offset any such sales charge or service fee.
The Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. When investing in securities of other investment companies, the Fund will be indirectly exposed to all the risks of such investment companies’ portfolio investments. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, including operating costs and investment advisory and administration fees. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.
Statement of Additional Information	27

In addition, the Fund may invest, subject to certain conditions, cash collateral received in connection with securities lending in shares of a registered fund advised by The Northern Trust Company that invests in securities that satisfy the quality requirements of Rule 2a-7 and have short maturities.
Investment Companies — Exchange-Traded Funds. ETFs are a type of investment company (or similar entity) the shares of which are bought and sold on a securities exchange. An ETF represents a portfolio of securities (or other assets) generally designed to track a particular market index or other referenced asset. ETFs also may be actively managed. Many ETFs have obtained exemptive relief from the SEC to permit other investment companies (such as the Fund) to invest in their shares beyond the statutory limits on investments in other investment companies governed by Section 12(d)(1)(A) of the 1940 Act, subject to certain conditions and pursuant to contractual arrangements between the ETFs and the investing funds. The Fund may rely on these exemptive orders in investing in ETFs. The risks of owning an ETF generally reflect the risks of owning the underlying portfolio securities or other financial instruments it holds, although lack of liquidity in an ETF could result in it being more volatile, and ETFs have fees which increase their costs. In addition, there is the risk that an ETF may fail to closely track the index, if any, that it is designed to replicate. Although the market price of an ETF is related to the ETF’s underlying portfolio assets, shares of ETFs (like shares of closed-end investment companies) can trade at a discount or premium to net asset value. In addition, a failure to maintain the exchange listing of an ETF’s shares and substantial market or other disturbances could adversely affect the value of such securities. Because ETFs are listed on an exchange, they may be subject to trading halts, may trade at a discount or premium to their NAV and may not be liquid. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.
Large Shareholders. Shares held by large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as shares held by other funds of the Trust, may from time to time represent a substantial portion of the Fund’s assets. Accordingly, the Fund is subject to the potential for large-scale inflows and outflows as a result of purchases and redemptions of its shares by such large shareholders. While it is impossible to predict the overall effect of these transactions over time, there could be an adverse impact on the Fund’s performance. In the event of such redemptions or investments, the Fund could be required to sell securities or to invest cash at a time when it may not otherwise desire to do so. Such transactions may increase the Fund’s brokerage and/or other transaction costs and affect the liquidity of the Fund’s portfolio. In addition, when funds of funds (e.g., the Trust’s Target Date Funds or the Target Risk Funds) or other investors own a substantial portion of the Fund’s shares, a large redemption by such an investor could cause actual expenses to increase, or could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Redemptions of Fund shares could also accelerate the Fund’s realization of capital gains (which would be taxable to its shareholders when distributed to them) if sales of securities needed to fund the redemptions result in net capital gains. The impact of these transactions is likely to be greater when a fund of funds or other significant investor purchases, redeems or owns a substantial portion of the Fund’s shares. A high volume of redemption requests can impact the Fund the same way as the transactions of a single shareholder with substantial investments.
LIBOR Rate Risk. Many debt securities, derivatives and other financial instruments, including some of the Fund’s investments, utilize the London Interbank Offered Rate (“LIBOR”) as the reference or benchmark rate for variable interest rate calculations. However, the use of LIBOR started to come under pressure following manipulation allegations in 2012. Despite increased regulation and other corrective actions since that time, concerns have arisen regarding its viability as a benchmark, due largely to reduced activity in the financial markets that it measures.
In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new Secured Overnight Funding Rate (“SOFR”), which is intended to be a broad measure of secured overnight U.S. Treasury repo rates, as an appropriate replacement for LIBOR. Bank working groups and regulators in other countries have suggested other alternatives for their markets, including the Sterling Overnight Interbank Average Rate (“SONIA”) in England.
28	GuideStone Funds

In July 2017, the Financial Conduct Authority (the “FCA”), the United Kingdom financial regulatory body, announced that after 2021 it will cease its active encouragement of U.K. banks to provide the quotations needed to sustain LIBOR. That announcement suggests that LIBOR may cease to be published after that time.
Various financial industry groups have begun planning for that transition, but there are obstacles to converting certain longer term securities and transactions to a new benchmark. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund’s performance and/or NAV. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Loan Participations. The Fund may purchase participations in commercial loans. Such indebtedness may be secured or unsecured. Loan participations typically represent direct participation in a loan to a corporate borrower and generally are offered by banks or other financial institutions or lending syndicates. The Fund may participate in such syndications, or can buy part of a loan, becoming a part lender. When purchasing loan participations, the Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The participation interests in which the Fund intends to invest may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, the Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. In addition, holders of the loans, such as the Fund, may be required to indemnify the agent bank in certain circumstances.
Purchases of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If the Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation or that the collateral can be liquidated.
The Fund invest in loan participations with credit quality comparable to that of issuers of their securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Some companies may never pay off their indebtedness or may pay only a small fraction of the amount owed. Consequently, when investing in indebtedness of companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested.
Loans and other types of direct indebtedness may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Sub-Adviser believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in
Statement of Additional Information	29

determining the Fund’s NAV than if that value were based on available market quotations and could result in significant variations in the Fund’s daily share price. At the same time, some loans’ interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. In addition, the Fund currently intends to treat indebtedness for which there is no readily available market as illiquid for purposes of its limitation on illiquid investments. Investments in loan participations are considered to be debt obligations for purposes of the investment restriction relating to the lending of funds or assets by the Fund.
Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. Loans and other debt instruments that are not in the form of securities may offer less legal protection to the Fund in the event of fraud or misrepresentation.
Investments in loans through a direct assignment of the financial institution’s interests with respect to the loan may involve additional risks to the Fund. For example, if a loan is foreclosed, the Fund could become part owner of any collateral and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on the Sub-Advisers’ research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Master Limited Partnerships. The Fund may invest in master limited partnerships (“MLPs”). MLPs are publicly-traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. Because MLPs are partnerships, investments in securities of MLPs involve risks that differ from investments in common stock, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price, resulting from regulatory changes or other reasons.
Certain MLP securities may trade in lower volumes due to their smaller capitalizations. Accordingly, those MLPs may be subject to more abrupt or erratic price movements, may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price, and investment in those MLPs may restrict the Fund’s ability to take advantage of other investment opportunities. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns, which may affect the overall performance of the Fund.
Investing in MLPs involves certain risks related to investing in their underlying assets and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. MLPs are subject to various risks related to the underlying operating companies they control, including dependence upon specialized management skills and the risk that such companies may lack or have limited operating histories. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. Many MLPs are also subject to regulatory risks due to the imposition of various federal, state and local environmental laws and health and safety laws as well as laws and regulations specific to their particular activities.
The Fund must recognize income that is allocated from underlying MLPs for federal income tax purposes, even if the Fund does not receive cash distributions from the MLPs in an amount necessary to pay such tax liability. In addition, part of a distribution received by the Fund as the holder of an MLP interest may be treated as a “return of capital,” which would reduce the Fund’s adjusted tax basis in the interests and thus result in an increase in the
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amount of gain (or decrease in the amount of loss) the Fund will recognize for federal income tax purposes on the sale of all or part of the interest or on subsequent distributions in respect of such interests. Furthermore, any return of capital distribution received from the MLP may require the Fund to restate the character of its distributions and amend any shareholder tax reporting previously issued.
MLPs generally do not pay federal income tax at the partnership level, subject to the application of certain partnership audit rules. Rather, each partner is allocated a proportionate share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law, or a change in the underlying business mix of a given MLP, could result in an MLP being treated as a corporation for federal income tax purposes, which would result in the MLP being required to pay federal income tax (as well as state and local income taxes) on its taxable income. The treatment of an MLP as a corporation for federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. If any MLP in which the Fund invests were treated as a corporation for those purposes, it could result in a reduction of the value of the Fund’s investment in the MLP and lower income to the Fund.
Under certain circumstances, an MLP could be deemed to be an investment company. If that occurs, the Fund’s investment in the MLP’s securities would be limited by the 1940 Act. For more information, see “Investment Companies” disclosure in this section of the SAI.
Money Market Instruments. To the extent consistent with its investment objective and strategies, the Fund may invest a portion of its assets in short-term high-quality instruments, such as those that are eligible for investment by a Rule 2a-7 money market fund. In addition, the Fund may invest its cash reserves in shares of the GuideStone Funds Money Market Fund.
Mortgage-Backed Securities. The Fund may purchase mortgage-backed securities in accordance with its investment strategies as stated in the Prospectus. Mortgage-backed securities (“MBS”) represent direct or indirect participations in, or are secured by and payable from, pools of mortgage loans. Those securities may be guaranteed by a U.S. government agency or instrumentality (such as the Government National Mortgage Association, or “Ginnie Mae”); issued and guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by the Federal National Mortgage Association, or “Fannie Mae,” or the Federal Home Loan Mortgage Corporation, or “Freddie Mac” (collectively, the “GSEs”), and described in greater detail below); or issued by fully private issuers. Private issuers are generally originators of and investors in mortgage loans and include savings associations, mortgage bankers, commercial banks, investment bankers, and special purpose entities. Private MBS may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private issuers or the mortgage poolers.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned by stockholders. It is subject to general regulation by the Federal Housing Finance Authority (“FHFA”). Fannie Mae purchases residential mortgages from a list of approved seller/servicers that include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on pass-through securities that it issues, but those securities are not backed by the full faith and credit of the U.S. government. Freddie Mac is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned by stockholders. Freddie Mac issues Participation Certificates (“PCs”), which represent interests in mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on the PCs it issues, but those PCs are not backed by the full faith and credit of the U.S. government.
The U.S. Treasury historically has had the authority to purchase obligations of Fannie Mae and Freddie Mac. However, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend the GSEs emergency funds and to purchase their stock. In September 2008, those capital concerns led the U.S. Treasury and the FHFA to announce that the GSEs had been placed in conservatorship.
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Since that time, the GSEs have received significant capital support through U.S. Treasury preferred stock purchases as well as U.S. Treasury and Federal Reserve purchases of their MBS. While the MBS purchase programs ended in 2010, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth. Since the GSEs were placed into conservatorship through the fourth quarter of 2017, they required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, the GSEs have together paid $278.8 billion to the Treasury in aggregate cash dividends (although those payments do not constitute a repayment of their draws). In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cut and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets. As a result, Fannie Mae and Freddie Mac each reported net losses during the fourth quarter of 2017 and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively. The FHFA stated that the GSEs may need an additional injection of Treasury capital in the future. Accordingly, no assurance can be given that the Federal Reserve, U.S. Treasury, or FHFA initiatives will ensure that the GSEs will remain successful in meeting their obligations with respect to the debt and MBS they issue into the future.
In 2012, the FHFA initiated a strategic plan to develop a program related to credit risk transfers intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either entities guaranteed by a government-sponsored stockholder-owned corporation, though not backed by the full faith and credit of the United States (such as by Fannie Mae or Freddie Mac (collectively, the “GSEs”) or special purpose entities), and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages. Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors. In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors. CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche. This structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.
In addition, the future of the GSEs is in serious question as the U.S. government is considering multiple options, ranging on a spectrum from significant reform, nationalization, privatization, consolidation, or abolishment of the entities. Congress is considering several pieces of legislation that would reform the GSEs, proposing to address their structure, mission, portfolio limits, and guarantee fees, among other issues. The FHFA and the U.S. Treasury (through its agreement to purchase GSE preferred stock) have imposed strict limits on the size of GSEs’ mortgage portfolios. In August 2012, the U.S. Treasury amended its preferred stock purchase agreements to provide that the GSEs’ portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring the GSEs to reach the $250 billion target four years earlier than previously planned. (As of February 2017, the GSEs have met their interim reduction targets, with Freddie Mac’s balance of $295.4 billion and Fannie Mae’s balance of $268.8 billion.)
MBS may have either fixed or adjustable interest rates. Tax or regulatory changes may adversely affect the mortgage securities market. In addition, changes in the market’s perception of the issuer may affect the value of MBS. The rate of return on MBS may be affected by prepayments of principal on the underlying loans, which generally increase as market interest rates decline; as a result, when interest rates decline, holders of these securities normally do not benefit from appreciation in market value to the same extent as holders of other non-callable debt securities. Because many mortgages are repaid early, the actual maturity and duration of MBS are typically shorter than their stated final maturity and their duration calculated solely on the basis of the stated life and payment schedule. In calculating its dollar-weighted average maturity and duration, the Fund may apply
32	GuideStone Funds

certain industry conventions regarding the maturity and duration of mortgage-backed instruments. Different analysts use different models and assumptions in making these determinations. Increasing market interest rates generally extend the effective maturities of mortgage-backed securities, increasing their sensitivity to interest rate changes.
MBS may be issued in the form of collateralized mortgage obligations (“CMOs”) or collateralized mortgage-backed bonds (“CBOs”). CMOs are obligations that are fully collateralized, directly or indirectly, by a pool of mortgages; payments of principal and interest on the mortgages are passed through to the holders of the CMOs, although not necessarily on a pro rata basis, on the same schedule as they are received. CBOs are general obligations of the issuer that are fully collateralized, directly or indirectly, by a pool of mortgages. The mortgages serve as collateral for the issuer’s payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with mortgage-backed “pass-through” securities issued or guaranteed by U.S. government agencies or instrumentalities) or on a modified basis (as with CMOs). Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity or the duration of a CMO but not that of a CBO (although, like many bonds, CBOs may be callable by the issuer prior to maturity). To the extent that rising interest rates cause prepayments to occur at a slower than expected rate, a CMO could be converted into a longer-term security that is subject to greater risk of price volatility.
Governmental, government-related, and private entities (such as commercial banks, savings institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, including securities broker-dealers and special purpose entities that generally are affiliates of the foregoing established to issue such securities) may create mortgage loan pools to back CMOs and CBOs. Such issuers may be the originators and/or servicers of the underlying mortgage loans, as well as the guarantors of the MBS. Pools created by non-governmental issuers generally offer a higher rate of interest than governmental and government-related pools because of the absence of direct or indirect government or agency guarantees. Various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance and letters of credit, may support timely payment of interest and principal of non-governmental pools. Governmental entities, private insurers, and mortgage poolers issue these forms of insurance and guarantees. There can be no assurance that private insurers or guarantors can meet their obligations under insurance policies or guarantee arrangements. The Fund may, consistent with the Fund’s investment objective, policies and limitations and quality standards, consider making investments in new types of MBS as such securities are developed and offered to investors.
Freddie Mac CMOs are debt obligations of Freddie Mac issued in multiple tranches having different maturity dates that are secured by the pledge of a pool of conventional mortgage loans purchased by Freddie Mac. Unlike Freddie Mac PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with Freddie Mac’s mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of Federal Housing Administration (FHA) prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual tranches of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of Freddie Mac’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This “pass-through” of prepayments has the effect of retiring most CMO tranches prior to their stated final maturity.
If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet Freddie Mac’s minimum sinking fund obligation on the next sinking fund payment date, Freddie Mac agrees to make up the deficiency from its general funds. Freddie Mac has the right to substitute collateral in the event of delinquencies and/or defaults.
Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors
Statement of Additional Information	33

in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls. The Fund may purchase pools of mortgage securities for future settlement, generally 30 to 60 days. Please refer to the section entitled “Forward Commitments, When-Issued Securities and Delayed-Delivery Transactions” in this SAI. In a mortgage “dollar roll,” the Fund sells these mortgages for delivery prior to settlement and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) but not identical securities on a specified future date from the same party. To be considered similar, the securities returned to the Fund, generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. During the period before the repurchase, the Fund forgoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the “drop”), as well as by the interest earned on the investments which have been set aside to cover the amount due at settlement. Another possible reason the Fund may enter into these transactions is to gain the economic benefit from the ownership of mortgage pools while avoiding the administrative cost of accounting for monthly principal and interest payments.
The market value of the mortgage pools may rise prior to the future settlement date which would benefit the Fund. Conversely, the value of the mortgage pools could fall in which case the Fund would incur a loss in market value. Cash, which would be used to purchase the mortgages, will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain, until the settlement date, segregated cash or liquid assets in an amount equal to its forward purchase price.
Mortgages purchased for forward delivery involve certain risks, including a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund. There is no assurance that mortgage dollar rolls will be economically beneficial to the Fund.
Municipal Instruments. The Fund may invest in obligations issued or guaranteed by municipalities and states. Municipal instruments are generally issued to finance public works, such as airports, bridges, highways, housing, health-related entities, transportation-related projects, educational programs, water and pollution control and sewer works. They are also issued to repay outstanding obligations, to raise funds for general operating expenses and to make loans to other public institutions and for other facilities. Municipal instruments include private activity bonds issued by or on behalf of public authorities.
Private activity bonds are, or have been, issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.
Municipal instruments include both “general” and “revenue” obligations. General obligations are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as lease revenue payments from the user of the facility being financed. Private activity bonds are in most cases revenue securities and are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of a private activity bond is usually directly related to the credit standing of the private user of the facility involved.
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The Fund may also invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund (if such a fund has been established), the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.
Within the principal classifications of municipal instruments described above there are a variety of categories, including municipal bonds, municipal notes, municipal leases, custodial receipts and participation certificates. Municipal notes include tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes. Municipal leases and participation certificates are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. Participation certificates may represent participations in a lease, an installment purchase contract or a conditional sales contract. Certain municipal lease obligations (and related participation certificates) may include “non-appropriation” clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Custodial receipts are underwritten by securities dealers or banks and evidence ownership of future interest payments, principal payments or both on certain municipal securities. Municipal leases (and participations in such leases) present the risk that a municipality will not appropriate funds for the lease payments.
An issuer’s obligations under its municipal instruments are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal instruments may be materially adversely affected by litigation or other conditions.
Certain of the municipal instruments held by the Fund may be insured as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal instrument at the time of its original issuance. If the issuer defaults on an interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors.
In addition, municipal instruments may be backed by letters of credit or guarantees issued by domestic or foreign banks or other financial institutions that are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or guarantee with respect to a municipal instrument held by the Fund, including a change in the credit quality of any such bank or financial institution, could result in a loss to the Fund and adversely affect the value of its shares. As described in the section entitled “Foreign Securities and Obligations” in this SAI, letters of credit and guarantees issued by foreign banks and financial institutions involve certain risks in addition to those of similar instruments issued by domestic banks and financial institutions.
The Fund may invest in municipal leases, which may be considered liquid under guidelines established by the Board of Trustees. The guidelines will provide for determination of the liquidity of a municipal lease obligation based on factors including the following: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer. The Fund, under the supervision of a Sub-Adviser, will also consider the continued marketability of a municipal lease obligation based upon an analysis of the general credit quality of the municipality issuing the obligation and the essentiality to the municipality of the property covered by the lease.
Currently, it is not the intention of the Fund to invest more than 25% of the value of its total assets in municipal instruments whose issuers are in the same state.
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Negative Interest Rates. Recently, certain countries have experienced negative interest rates on deposits and debt instruments that have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States, if these economies experience deflationary conditions. The imposition of negative interest rates is used as a monetary policy tool to encourage economic growth during periods of deflation. These market conditions may increase the Fund’s exposures to the risks associated with rising interest rates. To the extent the Fund has a bank deposit or holds a debt instrument with a negative interest rate to maturity, the Fund could generate a negative return on that investment. A number of factors may contribute to debt instruments trading at a negative yield including, but not limited to, central bank monetary policies intended to help create self-sustaining growth in the local economy. While negative yields can be expected to reduce demand for fixed income investments trading at a negative interest rate, investors may be willing to continue to purchase such investments for a number of reasons including, but not limited to, price insensitivity, arbitrage opportunities across fixed income markets or rules-based investment strategies. If negative interest rates become more prevalent in the market, it is expected that investors will seek to reallocate assets to other income-producing assets such as investment grade and high-yield debt instruments, or equity investments that pay a dividend. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield and the value of debt instruments over time. In addition, a move to higher yielding investments may cause investors, including the Fund, to seek fixed income investments with longer duration and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit the Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets and may expose fixed income and related markets to heightened volatility and potential illiquidity.
Portfolio Turnover Rate. The higher the portfolio turnover, the higher the overall brokerage commissions, dealer mark-ups and mark-downs and other direct transaction costs incurred. The Adviser and Sub-Advisers do take these costs into account, since they affect overall investment performance. However, portfolio turnover may vary greatly from year to year as well as within a particular year and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings and cash requirements for redemption of shares. Portfolio turnover rates for the Fund may be higher than those of mutual funds with a single manager. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate. Since the Fund has not commenced operations, there is no portfolio turnover history to report for the last two fiscal years.
Preferred Stocks. The Fund may invest in preferred stock. Preferred stockholders have a greater right to receive liquidation payments, and usually dividends, than do common stockholders. However, preferred stock is subordinated to the liabilities of the issuer in all respects. Preferred stock may or may not be convertible into common stock.
As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element will decline as interest rates and perceived credit risk rises. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.
Private Investments. The Fund may invest in equity and debt securities issued by privately-offered investment funds that are exempt from registration under the 1933 Act and are typically excluded from the definition of investment company under the 1940 Act. These private investment funds are commonly referred to as private funds, private equity funds or private debt funds. These private funds are generally available only to accredited investors, such as the Fund and other institutional investors.
Privately Placed and Restricted Securities. The Fund’s investments may include privately placed or restricted securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or on the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the
36	GuideStone Funds

lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.
The Fund may invest in a private investment in public equity (“PIPE”), in which the Fund purchases stock in a private placement of securities. There is a risk that if the market price drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of the Fund’s investment. PIPE transactions typically involve the purchase of securities directly from a publicly traded company or its affiliates in a private placement transaction, typically at a discount to the market price of the company’s common stock. Equity issued in this manner is often subject to transfer restrictions and is therefore less liquid than equity issued through a registered public offering. In a PIPE transaction, the Fund may bear the price risk from the time of pricing until the time of closing. The Fund may be subject to lock-up agreements that prohibit transfers for a fixed period of time. In addition, because the sale of the securities in a PIPE transaction is not registered under the 1933 Act, the securities are “restricted” and cannot be immediately resold by the investors into the public markets. The Fund may enter into a registration rights agreement with the issuer pursuant to which the issuer commits to file a resale registration statement allowing the Fund to publicly resell its securities. Accordingly, PIPE securities may be deemed illiquid. However, the ability of the Fund to freely transfer the shares is conditioned upon, among other things, the SEC’s preparedness to declare the resale registration statement effective covering the resale, from time to time, of the shares sold in the private financing and the issuer’s right to suspend the Fund’s use of the resale registration statement if the issuer is pursuing a transaction or some other material non-public event is occurring. Accordingly, PIPE securities may be subject to risks associated with illiquid securities.
Real Estate Investments. The Fund may invest in real estate investment trusts (“REITs”) and other real estate-related securities. A REIT is a company dedicated to owning, and usually operating, income-producing real estate or to financing real estate.
REITs can generally be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest directly in real property, while mortgage REITs invest in mortgages on real property. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses and variations in rental income. Generally, increases in interest rates will, decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of a REIT’s investments. In addition, equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of credit extended.
Equity and mortgage REITs are dependent upon management skill and are subject to the risks of financing projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
Adverse economic, business or political developments affecting the real estate sector could have a major effect on the value of the Fund’s investments. REITs pool investors’ funds for investment primarily in income-producing real estate or real estate loans or interests. A tax-qualified REIT is not taxed on its net income and net realized gains it distributes to its shareholders if it complies with several requirements relating to its organization, ownership, diversification of assets, and sources of income and a requirement that it distribute to its shareholders at least 90% of the sum of its taxable income (other than net capital gain) plus certain “net income from foreclosure property” for each taxable year. The Fund will not invest in real estate directly but only in securities issued by real estate and real estate-related companies, except that the Fund may hold real estate and sell real estate acquired through default, liquidation or other distributions of an interest in real estate as a result of the Fund’s ownership of securities issued by real estate or real estate-related companies.
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In addition, a U.S. REIT could possibly fail to qualify for the beneficial tax treatment available to REITs under the Internal Revenue Code of 1986, as amended (the “Code”), or to maintain its exemption from registration under the 1940 Act, and foreign REITs could possibly fail to qualify for any beneficial tax treatments available in their local jurisdictions. For example, Japanese REITs (“J-REITs”) are subject to complex tax regulation in Japan and a failure to comply with those requirements could disqualify the J-REIT from special tax benefits and reduce the amount available for distribution to J-REIT investors.
Recent Market Conditions. The financial markets in which the Fund invest are subject to price volatility that could cause losses in the Fund. Market volatility may result from a variety of factors.
Global economies and financial markets are increasingly interconnected, which increases the possibilities that political, economic and other conditions (including, but not limited to, natural disasters, pandemics, epidemics and social unrest) in one country or region might adversely impact issuers in a different country or region.
The recent outbreak of the novel coronavirus, first detected in December 2019, rapidly became a pandemic and has resulted in disruptions to the economies of many nations, individual companies and the markets in general, the impact of which cannot necessarily be foreseen at the present time. This has created closed borders, quarantines, supply chain disruptions and general anxiety, negatively impacting global markets in an unforeseeable manner. The impact of the novel coronavirus and other such future infectious diseases in certain regions or countries may be greater or less due to the nature or level of their public health response or due to other factors. Health crises caused by the recent coronavirus outbreak or future infectious diseases may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of such health crises may be quick, severe and of unknowable duration. This pandemic and other epidemics and pandemics that may arise in the future could result in continued volatility in the financial markets and lead to increased levels of Fund redemptions, which could have a negative impact on the Fund and could adversely affect the Fund’s performance.
Official statistics indicate a recent growth rate in China that is significantly lower than that in the early part of the decade. This has adversely affected worldwide commodity prices and the economies of many countries, especially those that depend heavily on commodity production and/or trade with China. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
The financial crisis that began in 2008 was followed in many Western countries by a long period of growth that was slower than the historical average, the disappearance of some traditional industries and jobs, and an uneven distribution of economic opportunities. This, in turn, has spurred some countries, including the United States, to adopt or consider adopting more protectionist trade policies, to adopt more business-friendly regulatory regimes, and to enact a reduced corporate income tax rate or to consider reducing corporate income tax rates. The United States is also said to be considering, at times, significant new investments in infrastructure and national defense which, coupled with lower federal income taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. Changes in market conditions will not have the same impact on all types of securities.
In some countries where economic conditions are still recovering from the 2008 crisis, they are nevertheless perceived as still fragile. The financial crisis caused strains among countries in the EU that have not been fully resolved, and it is not yet clear what measures, if any, EU or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
Regulatory changes adopted in response to the 2008 crisis have caused some financial services companies to exit longstanding lines of business, resulting in dislocations for other market participants. Reduced access to borrowing may negatively affect many issuers worldwide.
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High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. Interest rates have been unusually low in recent years in the United States and abroad.
A potential slowdown in global economic growth could impact the equity and fixed income securities markets in some ways unforeseen. In March 2019, the Federal Reserve announced accommodative changes to its balance-sheet reduction plan. These accommodative signals represented a shift in the central bank’s sentiment from being one of raising rates to one of a “patient” or dovish approach to monetary policy. In August, September and October 2019, the Federal Reserve decreased rates in response to decelerating global economic growth. In response to the impact of the novel coronavirus, in March 2020, the Federal Reserve announced cuts to the target range of the federal funds rate and a new round of quantitative easing. Changes to the monetary policy by the Federal Reserve or other regulatory actions could expose fixed income and related markets to heightened volatility, interest rate sensitivity and reduced liquidity, which may impact the Fund's operations and return potential. The potential economic weakness across the globe could be problematic as traditional catalysts, including stimulating fiscal and monetary policies, would most likely be limited going forward which could put pressure on corporate earnings, and in turn, prices of equity securities. A synchronized global economic slowdown could also put pressure on fixed income securities as deteriorating corporate health could lead to spread widening (causing bond prices to fall) and higher default levels.
In June 2016, the UK approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period which ending December 31, 2020. Brexit has and may continue to result in volatility in European and global markets and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the markets of the UK and throughout Europe. The longer term economic, legal, political, regulatory and social framework to be put in place between the UK and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the UK and in wider European markets for some time. Further, the UK’s departure from the EU may spark additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
While it is not currently possible to determine the extent of the impact of the UK’s departure from the EU may have on the Fund’s investments, certain measures are being proposed and/or will be introduced, at the EU level or at the member state level, which are designed to minimize disruption in the financial markets. Notwithstanding the foregoing, the prolonged and continued uncertainty stemming from the UK’s withdrawal from the EU could negatively impact current and future economic conditions in the UK which, in turn, could negatively impact the Fund’s investments.
Because the impact of these events on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Unexpected political and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.
Repurchase Agreements. The Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements are considered to be loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after the Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements are held either by the Fund’s custodian or subcustodian (if any) or in the Fed/Treasury Book-Entry System. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price
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(including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay and costs in connection with the disposition of the underlying obligations.
Reverse Repurchase Agreements. The Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreement”). The Fund may use the proceeds of a reverse repurchase agreement to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements are considered to be borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price. The Fund will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Fund will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement.
Securities Lending. The Fund may lend portfolio securities provided the aggregate market value of securities loaned will not at any time exceed 33 1/3% of the total assets of the Fund. Through an agreement with The Northern Trust Company (the Fund’s custodian and securities lending agent), the Fund may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Fund a negotiated fee. When loaning securities, the Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Fund receives cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of The Northern Trust Company, which invests 99.5% or more of its total assets in U.S. government securities.
Securities lending transactions are entered into by the Fund under a Securities Lending Authorization Agreement which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Fund. There is a risk that a borrower may default on its obligations to return loaned securities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund’s ability to vote proxies or to settle transactions.
Securities Ratings Information. The Fund may use ratings from rating agencies to assist in determining whether to purchase, sell or hold a security. Ratings are general and are not absolute standards of quality. There is no guarantee that the ratings provided by these agencies will necessarily provide an accurate reflection of the credit quality of the securities that they rate.
Short Sales. In these transactions, a fund sells a security it does not own in anticipation of a decline in the market value of the security. The Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards, to manage risk (e.g., duration, currency, credit, etc.). To complete a short sale transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively.
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While short sales by the Fund create opportunities to increase the Fund’s return, at the same time, they involve specific risk considerations. Since the Fund in effect profits from a decline in the price of the securities sold short without the need to invest the full purchase price of the securities on the date of the short sale, the Fund’s NAV per share tends to increase more when the securities it has sold short decrease in value, and to decrease more when the securities it has sold short increase in value, than would otherwise be the case if it had not engaged in such short sales. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Fund may be required to pay in connection with the short sale. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continually increase, although the Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, the Fund might have difficulty purchasing securities to meet its short sale delivery obligations and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales.
Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.
Small Company Securities. The Fund may invest in securities issued by smaller companies. Investing in the securities of smaller companies involves greater risk, portfolio price volatility and cost. Historically, small capitalization stocks and stocks of recently organized companies have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index. Among the reasons for this greater price volatility are the lower degree of market liquidity (the securities of companies with small stock market capitalizations may trade less frequently and in limited volume) and the greater sensitivity of small companies to changing economic conditions. For example, these companies are associated with higher investment risk due to the greater business risks of small size and limited product lines, markets, distribution channels and financial and managerial resources.
The values of small company stocks will frequently fluctuate independently of the values of larger company stocks. Small company stocks may decline in price as large company stock prices rise, or rise in price as large company stock prices decline.
The additional costs associated with the acquisition of small company stocks include brokerage costs, market impact costs (that is, the increase in market prices which may result when a Fund purchases thinly traded stock) and the effect of the “bid-ask” spread in small company stocks. These costs will be borne by all shareholders and may negatively impact investment performance.
The Fund may also invest in small- or micro-capitalization companies and funds, including start-up funds that have no operating history and a limited basis upon which to evaluate the return and impact of the investment. There are increased investment and non-investment risks associated with such investments. Among other things, for example, such funds may not be able to gather sufficient assets to make investments with the breadth and depth of impact and return that their managers intend.
Stripped Obligations. The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on U.S. Treasury securities through the Fed book-entry record-keeping system. The Fed program as established by the U.S. Treasury is known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities.” The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund is able to have their beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.
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In addition, to the extent consistent with its investment objective and strategies, the Fund may acquire U.S. government obligations and their unmatured interest coupons that have been separated (“stripped”) by their holder, typically a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including “Treasury Income Growth Receipts” (“TIGRs”) and “Certificate of Accrual on Treasury Securities” (“CATS”). The stripped coupons are sold separately from the underlying principal, which is usually sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Fed Bank or, in the case of bearer securities (i.e., unregistered securities that are ostensibly owned by the bearer or holder), in trust on behalf of the owners. Some counsel to the underwriters of certain of these certificates or other evidences of ownership of U.S. Treasury securities generally have stated that, in their opinion, purchasers of the stripped securities most likely will be deemed the beneficial holders of the underlying U.S. government obligations for federal income tax purposes. The Fund is unaware of any binding legislative, judicial or administrative authority on this issue.
The Fund may buy U.S. Treasury inflation-indexed securities, including through the Fund’s cash overlay program. When the Fund buys inflation-indexed securities, the U.S. Treasury pays the Fund interest on the inflation-adjusted principal amount. Competitive bidding before the security’s issue determines the fixed interest or coupon rate. At maturity, the U.S. Treasury redeems the Fund’s securities at their inflation-adjusted principal or par amount, whichever is greater. U.S. Treasury securities are backed by the full faith and credit of the U.S. government. Every six months, the U.S. Treasury will pay interest based on a fixed rate of interest at auction. Semiannual interest payments are determined by multiplying the inflation-adjusted principal amount by one-half the stated rate of interest on each interest payment date.
Other types of stripped securities may be purchased by the Fund including stripped mortgage-backed securities (“SMBS”). SMBS are usually structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage-backed obligations. A common type of SMBS will have one class receiving all of the interest payments (“interest only”) while the other class receives all of the principal repayments (“principal only”). However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest is generally higher than prevailing market yields on other mortgage-backed obligations because its cash flow patterns are also volatile and there is a risk that the initial investment will not be fully recouped. SMBS issued by the U.S. government (or a U.S. government agency or instrumentality) may be considered liquid under guidelines established by the Board of Trustees if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.
Structured Notes. The Fund may invest in a broad category of instruments known as “structured notes.” These instruments are debt obligations issued by entities such as industrial corporations, financial institutions or governmental or international agencies. Traditional debt obligations typically obligate the issuer to repay the principal plus a specified rate of interest. Structured notes, by contrast, obligate the issuer to pay amounts of principal or interest that are determined by reference to changes in some external factor or factors, or the principal and interest rate may vary from the stated rate because of changes in these factors. For example, the issuer’s obligations could be determined by reference to changes in certain factors such as a foreign currency, an index of securities (such as the S&P 500® Index) or an interest rate (such as the U.S. Treasury bill rate). In some cases, the issuer’s obligations are determined by reference to changes over time in the difference (or “spread”) between two or more external factors (such as the U.S. prime lending rate and the total return of the stock market in a particular country, as measured by a stock index). In some cases, the issuer’s obligations may fluctuate inversely with changes in an external factor or factors (for example, if the U.S. prime lending rate goes up, the issuer’s interest payment obligations are reduced). In some cases, the issuer’s obligations may be determined by some
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multiple of the change in an external factor or factors (for example, three times the change in the U.S. Treasury bill rate). In some cases, the issuer’s obligations remain fixed (as with a traditional debt instrument) so long as an external factor or factors do not change by more than the specified amount (for example, if the value of a stock index does not exceed some specified maximum), but if the external factor or factors change by more than the specified amount, the issuer’s obligations may be sharply reduced. Structured notes can serve many different purposes in the management of the Fund. For example, they can be used to increase the Fund’s exposure to changes in the value of assets that the Fund would not ordinarily purchase directly (such as stocks traded in a market that is not open to U.S. investors). Also, they can be used to hedge the risks associated with other investments the Fund holds.
Structured notes involve special risks. As with any debt obligation, structured notes involve the risk that the issuer will become insolvent or otherwise default on its payment obligations. This risk is in addition to the risk that the issuer’s obligations (and thus the value of the Fund’s investment) will be reduced because of adverse changes in the external factor or factors to which the obligations are linked. The value of structured notes will in many cases be more volatile (that is, will change more rapidly or severely) than the value of traditional debt instruments. Volatility will be especially high if the issuer’s obligations are determined by reference to some multiple of change in the external factor or factors. Many structured notes have limited or no liquidity, so that the Fund would be unable to dispose of the investment prior to maturity. As with all investments, successful use of structured notes depends in significant part on the accuracy of the Sub-Adviser’s analysis of the issuer’s creditworthiness and financial prospects, and of the Sub-Adviser’s forecast as to changes in relevant economic financial market conditions and factors. In instances where the issuer of a structured note is a foreign entity, the usual risks associated with investments in foreign securities apply. Structured notes may be considered derivative instruments.
An equity-linked note (“ELN”) is a structured note with a reference rate that is determined by a single stock, a stock index or a basket of stocks. Equity-linked notes combine the protection normally associated with fixed income investments with the potential for capital appreciation normally associated with equity investments. Upon the maturity of the note, the holder generally receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the note, equity-linked notes may also have a “cap” or “floor” on the maximum principal amount to be repaid to holders, irrespective of the performance of the underlying linked securities. For example, a note may guarantee the repayment of the original principal amount invested (even if the underlying linked securities have negative performance during the note’s term), but may cap the maximum payment at maturity at a certain percentage of the issuance price or the return of the underlying linked securities. Alternatively, the note may not guarantee a full return on the original principal, but may offer a greater participation in any capital appreciation of the underlying linked securities. The terms of an equity-linked note may also provide for periodic interest payments to holders at either a fixed or floating rate. The secondary market for equity-linked notes may be limited, and the lack of liquidity in the secondary market may make these securities difficult to dispose of and to value. To the extent the Fund invests in equity-linked notes issued by foreign issuers, it will be subject to the risks associated with the debt securities of foreign issuers and with securities denominated in foreign currencies. Equity-linked notes are also subject to default risk and counterparty risk.
The Fund may purchase ELNs that trade on a securities exchange or those that trade on the OTC market, including Rule 144A securities. Exchange-traded notes (“ETNs”), which are typically unsecured and unsubordinated, are a type of structured note. ETNs are generally notes representing debt of a specific issuer, usually a financial institution. An ETN’s returns are linked to the performance of one or more underlying indicators, such as a particular market benchmark, strategy or reference asset, minus fees and expenses. ETNs are listed on an exchange and traded in the secondary market. An ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate (“reference instrument”) to which the ETN is linked minus certain fees. This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a reference instrument minus applicable fees, no periodic coupon payments are distributed, and no principal protection exists.
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ETNs and other structured notes are generally meant to be held until maturity, however, the Fund may sell its ETNs or other structured notes before maturity, which could result in the Fund receiving less in sales proceeds than what the Fund would have received if the notes were held to maturity. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or reference instrument remaining unchanged. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying market, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the underlying market or reference instrument. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark, strategy or reference instrument. The Fund’s decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. There may be restrictions on the Fund’s right to redeem its investment in an ETN.
ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Fund characterizes and treats ETNs for federal income tax purposes. Further, the IRS and Congress have, from time to time, considered proposals that would change the timing and character of net income and realized gains from ETNs.
Supranational Organization Obligations. The Fund may invest in obligations of supranational organizations. Supranational organizations are international banking institutions designed or supported by national governments to promote economic reconstruction, development or trade among nations (e.g., the International Bank for Reconstruction and Development). Obligations of supranational organizations may be supported by appropriated but unpaid commitments of their member countries, and there is no assurance that these commitments will be undertaken or met in the future.
Swaps — Generally. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The Fund’s investment in swaps may involve a small investment relative to the amount of risk assumed. If the Sub-Adviser is incorrect in its forecasts, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used. The risks of swap agreements depend upon the other party’s creditworthiness and ability to perform, as well as the Fund’s ability to terminate its swap agreement or reduce its exposure through offsetting transactions. Swap agreements may be illiquid, and can involve greater risks than direct investments in securities because swaps may be leveraged. The swap market is relatively new and largely unregulated. In accordance with SEC requirements, the Fund will segregate cash or liquid securities in an amount equal to its obligations under swap agreements. When an agreement provides for netting the payments by the two parties, the Fund will segregate only the amount of its net obligation, if any.
Centrally cleared swaps are either interest rate or credit default swap agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange, each a derivatives clearing organization (“DCO”), where the DCOs are the counterparty to both the buyer and seller of protection. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Fund agrees to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Fund as unrealized gains or losses until the contract is closed or settled. Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap. DCOs generally require an initial margin payment, and there may need to be some final adjustments at termination depending upon the variation payments made during the life of the swap and final settlement.
Swaps — Equity Swaps. The Fund may enter into equity swap contracts to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Equity swaps may also be used for hedging purposes or to seek to increase total
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return. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indexes of stocks).
The Fund will usually enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s potential exposure, the Fund and its Sub-Advisers believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.
Swaps — Credit Default Swaps. The Fund may use credit default swaps. A credit default swap is a type of insurance against default by an issuer. The owner of protection pays an annual premium to the seller of protection for the right to sell a bond equivalent to the amount of the swap in the event of a default on the bond. It is important to understand that the seller of protection is buying credit exposure and the buyer of protection is selling credit exposure. The Fund may act as seller or buyer. The premium on a credit default swap is paid over the term of the swap or until a credit event occurs. In the event of a default, the swap expires, the premium payments cease and the seller of protection makes a contingent payment to the buyer.
Swaps — Currency Swaps. The Fund may enter into currency swaps, as described in the section entitled “Interest Rate Swaps, Floors and Caps and Currency Swaps” in this SAI. Currency swaps involve the exchange of the rights of the Fund and another party to make or receive payments in specific currencies.
Swaps — Swaptions. The Fund may enter into a swaption (swap option) to manage exposure to fluctuations in interest rates and to enhance portfolio yield. In a swaption, the buyer, by paying a non-refundable premium for the option, gains the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date pursuant to the terms of the swaption. In some instances, a swaption may provide the buyer the right, but not the obligation, to shorten, extend, cancel or otherwise modify an existing swap agreement at a designated time on specified terms. In contrast, the writer (seller) of a swaption, in exchange for a premium, becomes obligated (if the option is exercised) to enter into a previously agreed upon swap agreement, or to perform on an existing swap agreement in accordance with the modifications permitted by the swaption, on a future date pursuant to the terms of the swaption.
Depending upon the terms of the agreement, the Fund will generally incur a greater degree of risk when it writes (sells) a swaption than it will incur when it purchases a swaption. When the Fund purchases a swaption, it only risks losing the premium it paid should it decide to let the swaption expire unexercised. However, when the Fund writes (sells) a swaption, upon exercise of the swaption, the Fund will become obligated according to the terms of the underlying previously agreed upon swap agreement, and may be obligated to pay an amount of money that exceeds the sum of the value of the premium that it received for writing (selling) the swaption plus the value that it received pursuant to the terms of the underlying swap. In addition, the Fund bears the market risk arising from any change in index values or interest rates. Entering into a swaption contract involves, to varying degrees, the
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elements of credit, market, interest rate and other risks associated with both option contracts and swap contracts. The risks are set forth in the sections entitled “Futures and Options on Futures” and “Swaps” in this SAI.
Swaps — Total Return Swaps. The Fund may enter into total return swaps. This gives the Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty.
Swaps — Variance Swap Agreements. Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, the Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, the Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. The Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Temporary Defensive Positions. The Fund may respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in temporary defensive investments. These investments may include cash, shares of the GuideStone Funds Money Market Fund, high quality short-term debt obligations and other money market instruments. During these periods, the Fund may not meet its investment objective.
U.S. Government Obligations. Examples of the types of U.S. government obligations that may be acquired by the Fund includes U.S. Treasury Bills, U.S. Treasury Notes and U.S. Treasury Bonds and stripped U.S. Treasury obligations and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration. Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the United States; some are backed only by the credit of the issuing agency or instrumentality. For instance, obligations such as Ginnie Mae participation certificates are backed by the full faith and credit of the U.S. Treasury. However, GSEs are not backed by the full faith and credit of the U.S. Treasury but are backed by the credit of the federal agencies or government sponsored entities. Accordingly, there may be some risk of default by the issuer in such cases. For more information, see the section entitled “Mortgage-Backed Securities” in this SAI.
Variable and Floating Rate Instruments. The Fund may invest in variable and floating rate instruments to the extent consistent with its investment objectives and policies described in the Prospectus. Generally, the Sub-Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. In determining weighted average portfolio maturity, an instrument may, subject to applicable SEC regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Where necessary to ensure that a variable or floating rate instrument is of the minimum required credit quality for the Fund, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.
Variable and floating rate instruments eligible for purchase by the Fund includes variable amount master demand notes (which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate), U.S., Yankee and Eurodollar floating rate notes and leveraged inverse floating rate debt instruments and notes (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the
46	GuideStone Funds

index rate of interest. The higher degree of leverage interest in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Fund may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Sub-Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Fund.
Variable and floating rate instruments (including inverse floaters) held by the Fund will be subject to the Fund’s limitation on illiquid investments when the Fund may not demand payment of the principal amount within seven days absent a reliable trading market.
Warrants and Rights. The Fund may purchase warrants and rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Warrants and rights may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. The prices of warrants and rights do not necessarily correlate with the prices of the underlying shares. The purchase of warrants and rights involves the risk that the Fund could lose the purchase value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the expiration. If a warrant or right held by the Fund is not exercised by the date of its expiration, the Fund would lose the entire purchase price of the warrant or right. Also, the purchase of warrants and rights involves the risk that the effective price paid for the warrant or right added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The market for warrants and rights may be very limited, and there may, at times, not be a liquid secondary market for warrants and rights.
Yankee Bonds. To the extent consistent with its investment policies, the Fund may invest in Yankee bonds. These are U.S. dollar-denominated bonds issued inside the United States by foreign entities. Investment in these securities involves certain risks that are not typically associated with investing in domestic securities. These risks are set forth in the section entitled “Foreign Securities and Obligations” in this SAI.
Zero Coupon, Pay-In-Kind and Capital Appreciation Securities. To the extent consistent with its investment policies, the Fund may invest in zero coupon securities, capital appreciation and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation securities are debt securities issued or sold at a discount from their face value (“original issue discount”) and do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities may also take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon, capital appreciation and PIK securities generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality.
PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
Zero coupon, capital appreciation and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, the Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all
Statement of Additional Information	47

on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue original issue discount and other non-cash income (such as additional securities paid as interest on PIK securities) on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to federal income tax. (For more information, see the section entitled “Taxation — Tax Treatment of Fund Investments” in this SAI.) Because no cash is generally received at the time of the accrual, the Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy these distribution requirements.
No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
Investment Restrictions
The Fund may invest in any company that is publicly recognized, as determined by GuideStone Financial Resources, as being in the alcohol, tobacco, gambling, pornography or abortion industries or any company whose products, services or activities are publicly recognized as being incompatible with the moral and ethical posture of GuideStone Financial Resources. These investment restrictions may only be changed by the vote of the majority of the outstanding shares of the Trust, and not an individual Fund. A “majority of the outstanding shares of the Trust” is defined as greater than 50% of the shares shown on the books of the Trust or its transfer agent as then issued and outstanding, voted in the aggregate, but does not include Shares which have been repurchased or redeemed by the Trust.
Fundamental Investment Restrictions. The following investment restrictions are applicable to the Fund and are considered fundamental, which means that they may only be changed by the vote of a majority of the Fund’s outstanding shares, which as used herein and in the Prospectus, means the lesser of: (1) 67% of the Fund’s outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the Fund’s outstanding shares. The Fund may not:
1.	Purchase securities which would cause 25% or more of the value of the Fund’s total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to municipal securities.
2.	Borrow money or issue senior securities as defined in the 1940 Act, provided that (a) the Fund may borrow money in an amount not exceeding one-third of the Fund’s total assets (including the amount of the senior securities issued but reduced by any liabilities not constituting senior securities) at the time of such borrowings, (b) the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) for temporary or emergency purposes and (c) the Fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or the issuance of shares of senior securities.
3.	With respect to 75% of the Fund’s total assets, purchase securities of any one issuer if, as a result, (a) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer, except that up to 25% of the Fund’s total assets may be invested without regard to this limitation, and except that this limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies and instrumentalities or to securities issued by other investment companies.
4.	Make loans or lend securities, except through loans of portfolio securities or through repurchase agreements, provided that for purposes of this restriction: (1) the acquisition of bonds, debentures, other debt securities or
48	GuideStone Funds

instruments or participations or other interests therein and investments in government obligations, commercial paper, certificates of deposit, bankers’ acceptances or similar instruments will not be considered the making of a loan; and (2) the participation of the Fund in a credit facility whereby the series of the Trust may directly lend to and borrow money from each other for temporary purposes, provided that the loans are made in accordance with an order of exemption from the SEC and any conditions thereto, will not be considered the making of loans.
5.	Purchase or sell real estate, except that investments in securities of issuers that invest in real estate and investments in mortgage-backed securities, mortgage participations or other instruments supported by interests in real estate are not subject to this limitation and except that the Fund may exercise rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.
6.	Underwrite securities issued by any other person, except to the extent that the Fund might be considered an underwriter under the federal securities laws in connection with its disposition of portfolio securities.
7.	Purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but the Fund may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivatives. This policy does not prohibit the Fund from purchasing shares of registered investment companies or exchange-traded pooled investment vehicles that have direct or indirect commodity investments.
Non-Fundamental Investment Restrictions. The Fund’s investment objective is a non-fundamental policy of the Fund. Additionally, the Fund has adopted the following non-fundamental restrictions. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy.
1.	The Fund shall not invest in companies for purposes of exercising control or management.
2.	The Fund shall not purchase securities on margin, except that the Fund may obtain short-term credits necessary for the clearance of transactions and may make margin deposits in accordance with CFTC regulations in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
3.	The Fund shall not sell securities short, unless the Fund owns or has the absolute and immediate right to acquire securities equivalent in kind and in the amount equal to the securities sold short without additional cash consideration or, if additional cash consideration is required to exercise the right to obtain the securities, liquid assets in the amount of such cash consideration is segregated. Provided, however, that the Fund may maintain short positions in U.S. Treasury securities and in connection with their use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.
4.	The Fund shall not purchase any portfolio security while borrowings representing more than 15% of the Fund’s total assets are outstanding (investment in repurchase agreements will not be considered to be loans for purposes of this restriction).
5.	The Fund shall invest no more than 15% of the value of its net assets in illiquid securities, a term which means securities that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment in the securities and includes, among other things, repurchase agreements maturing in more than seven days.
6	The Fund may invest in shares of investment companies only to the extent permitted by the 1940 Act and the rules thereunder and by exemptive orders granted by the SEC. If shares of the Fund are purchased by another registered open-end investment company or registered unit investment trust in reliance on Section 12(d)(1)(G)
Statement of Additional Information	49

of the 1940 Act, for so long as shares of the Fund are held by such other investment company, the Fund will not purchase securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.
If a percentage restriction on the investment or use of assets set forth in the Prospectus or this SAI is adhered to at the time a transaction is effected, later changes in percentage resulting from changing asset values will not be considered a violation. However, notwithstanding the foregoing, borrowing for investment purposes made pursuant to Section 18(f)(1), if any, will comply with the percentage limitations imposed by that Section subsequent to the incurrence of the borrowings. As noted above, the Fund excludes “municipal securities” from its policy on industry concentration. Solely for purposes of this restriction, the Fund treats securities the interest on which is excludable from gross income for federal income tax purposes that are issued by a non-governmental issuer (such as conduit revenue bonds) as being part of the industry of which that issuer is a part, and thus subject to that restriction. It is the intention of the Fund, unless otherwise indicated, that with respect to its policies that are a result of application of law, the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.
Management of the Fund
The Board of Trustees. The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to oversee the management of the Trust. The Board meets at least quarterly to review the investment performance of each series of the Trust, including the Fund, and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements. Only shareholders of the Trust, by a vote of a majority of the outstanding shares, may fill vacancies or otherwise elect a Trustee. The Board is comprised of nine individuals, two of whom are considered “interested” Trustees as defined by the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources. The remaining Trustees are deemed not to be “interested persons” of the Trust as defined by Section 2(a)(19) of the 1940 Act (“Independent Trustees”).
Board Role in Risk Oversight. The Board’s role with respect to the Trust is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Trust, primarily the Adviser and its affiliates, have responsibility for the day-to-day management of the series of the Trust, including the Fund, which includes responsibility for risk management. Examples of prominent risks include investment risk, liquidity risk, regulatory and compliance risks, operational risks, accounting risks, valuation risks, service provider risks and legal risks. As part of its oversight role, the Board, acting at its scheduled meetings, or the Chairman, acting between Board meetings, interacts with and receives reports from senior personnel of service providers, including the Adviser’s Chief Investment Officer (or a senior representative of the Adviser) and portfolio management personnel. The Board receives periodic presentations and reports from senior personnel of the Adviser or its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as accounting, administration, anti-money laundering, personal trading, valuation, investment research and securities lending. The Board also receives reports from counsel to the Trust and the Independent Trustees’ own independent legal counsel regarding regulatory compliance and governance matters. The Board interacts with and receives reports from the Chief Compliance Officer (“CCO”) of the Trust, and in connection with each scheduled meeting, the Trust’s Independent Trustees meet separately from the Adviser and Trust management, with the CCO of the Trust and independent legal counsel, on regulatory compliance matters. The Board’s oversight role does not make the Board a guarantor of the Trust’s investments or activities.
Board Leadership Structure. The Chairman of the Board of Trustees is an Independent Trustee and holds no management position with the Trust or its Adviser, Sub-Advisers or service providers. The Board has determined that its leadership structure, in which the Chairman of the Board is an Independent Trustee, along with the Board’s majority of Independent Trustees, is appropriate in light of the services provided to the Trust and provides the best protection against conflict of interests with the Trust’s Adviser and service providers.
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Information About Each Trustee’s Qualifications, Experience, Attributes or Skills. GuideStone Financial Resources primarily provides financial products and services to persons and organizations associated with the Southern Baptist Convention. In accordance with the Trust’s organizational documents, all Trustees must be active members of a Baptist church in friendly cooperation with the Southern Baptist Convention as defined in the Southern Baptist Convention Constitution and interested Trustees must also be members of the Board of Trustees of GuideStone Financial Resources. All Trustees serve without compensation except for reimbursement of expenses in attending meetings. The Board believes that the significance of each Trustee’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. However, the Board believes that Trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Trust management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. Experience relevant to having this ability may be achieved through a Trustee’s educational background; business, professional training or practice (e.g., accounting, banking, brokerage, finance or ministry); public service or academic positions; experience from service as a board member (including the Board of the Trust); senior level positions in Southern Baptist Convention member organizations such as churches or hospitals; or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, as well as other life experiences. In identifying and evaluating nominees for the Board, the Nominating Committee also considers how each nominee would affect the composition of the Board of Trustees. In seeking out and evaluating nominees, each candidate’s background is considered in light of existing board membership. The ultimate goal is a board consisting of trustees with a diversity of relevant individualized expertise. In addition to providing for Board synergy, this diversity of expertise allows Trustees to provide insight and leadership within the Board’s committee structure.
The Trustees and executive officers of the Trust, their years of birth, business address and principal occupations and prior directorships during the past five years are set forth in the following table.
Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]
INDEPENDENT TRUSTEES
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	Owner, Encompass Financial Services, Inc., 1985 – present.	[24]	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Credit Officer, First National Bank of PA, 2014 – present.	[24]	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Certified Public Accountant, 1987 – present.	[24]	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2016 – present; Certified Public Accountant, 2015 – present; G400 Relations Manager, American Institute of Certified Public Accountants, 2012 – 2015.	[24]	None
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Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Chief Executive Officer, INEA International/VHSC Cement, 2015 – 2017.	[24]	None
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired - Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1960 – 2003.	[24]	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	[24]	None
INTERESTED TRUSTEES[3]
David Cox, Sr. (1972) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	LLP Manager, Penske Logistics, Inc., 2004 – present.	[24]	None
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	[24]	None
OFFICERS WHO ARE NOT TRUSTEES[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President — Fund Operations	Since 2014	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present; Director of Financial Reporting & Process Review, GuideStone Financial Resources, 2008 – 2015.	N/A	N/A
Matt L. Peden (1967) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2001	Vice President and Chief Investment Officer, GuideStone Financial Resources, 2015 – present; Director of Portfolio Management, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – present; Global Investment Strategist, GuideStone Financial Resources, 2015 – 2016; Investment Strategist, Westwood Holdings Group, 2003 – 2015	N/A	N/A
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Name (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee During Past 5 Years[2]
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer, Chief Legal Officer and Secretary	Since 2017	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020; Vice President and Assistant General Counsel, Goldman Sachs & Co., 2012 – 2015.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present; Manager, Financial Reporting & Analysis, GuideStone Financial Resources, 2010 – 2015.	N/A	N/A
(1)	Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board of Trustees.
(2)	Directorships not included in the GuideStone Funds complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
(3)	Mr. Cox and Dr. Hahn are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of GuideStone Financial Resources.
(4)	The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
In addition to the information set forth in the trustees and officers table and other relevant qualification, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Independent Trustee:
David Cox, Sr. Mr. Cox is the LLP Manager for Penske Logistics, Inc. in Detroit, Michigan, where he has served since 2004. He has 25 years of experience in personal finance and with past licenses in the investment, insurance and mortgage industries. Mr. Cox holds a Bachelor of Science degree in Business Economics from Florida A&M University and a degree in Christian Education from Golden Gate Seminary. He is President of the Board of Directors and the Program Director of Financial Literacy for Educating U-4 Life, CDC. Mr. Cox serves as the Secretary for the Michigan African American Fellowship and Treasurer for Greater Detroit Baptist Association. He currently serves on the Board of Trustees of GuideStone Financial Resources.
Thomas G. Evans. Mr. Evans is Owner of Encompass Financial Services, Inc. He currently serves on the Board of Directors for i2E and as Secretary, Treasurer and Chairman of the Finance Committee on the Board of Directors for Leadership Oklahoma. Mr. Evans has also served as Chairman of the Board of Directors for the Baptist Foundation of Oklahoma and a member of the Board of Trustees of the Pioneer Spirit Foundation. Mr. Evans holds a Bachelor of Science degree in Business Administration from Northwestern Oklahoma State University and Master of Business Administration degree from Marylhurst University. Mr. Evans was previously a member of the Board of Directors of GuideStone Capital Management, the Board of Trustees of GuideStone Financial Resources and an Interested Trustee of the Board of Trustees of the Trust.
William Craig George. Mr. George has been the Chairman of the Board of Trustees of the Trust since January 2015 and a member of the Board of Trustees since September 2004. He has been employed with First National
Statement of Additional Information	53

Bank of PA since 2014 and currently serves as the Senior Credit Officer. In his role with First National Bank of PA, Mr. George underwrites and approves loans. Additionally, he oversees bank loan policy and bank lending compliance. He was previously employed with SunTrust Bank as an Executive Vice President/Regional Credit Officer. He has served on the board of the Pregnancy Life Care Center of Raleigh and on the Allocations Committee of Triangle United Way. Mr. George holds a Bachelor of Science degree in Business Administration from the University of North Carolina at Chapel Hill.
Randall T. Hahn, D.Min. Dr. Hahn is the Senior Pastor at The Heights Baptist Church in Colonial Heights, Virginia, where he has served since 2002. He holds a Bachelor of Arts degree from Texas A&M University, a Master of Theology degree from Dallas Theological Seminary and a Doctor of Ministry degree from Southeastern Baptist Theological Seminary. Dr. Hahn currently serves on the Board of Trustees of GuideStone Financial Resources.
Barry D. Hartis. Mr. Hartis is currently self-employed as a CPA. Previously, he served as a CPA with Haynes Strand and Company, PLLC. Mr. Hartis was the Vice President, Eastern Region of the North Carolina Baptist Men’s Association. He is a former member of the Board of Directors of the North Carolina Association of CPAs and a member of the American Institute of CPAs. Mr. Hartis has served as the Vice President for Business and Finance with Gardner-Webb University, the Vice President for Administrative Services with the College of the Albemarle and the Vice President for Business and Finance with Greensboro College. Mr. Hartis holds a Bachelor of Science degree in Accounting from the University of North Carolina at Charlotte and also holds a Certificate of Completion from the College Business Management Institute, the University of Kentucky.
Grady R. Hazel. Mr. Hazel serves as Chief Financial Officer at The Dunham School and is self-employed as a CPA. Previously, he served as a G400 Relations Manager for the American Institute of Certified Public Accountants, where he acted as a liaison to CPA firms that have 101 to 400 CPAs. He is currently Vice-Chairman of the Board of Directors of Neighbors Federal Credit Union. In addition, he serves on the board of Stonetrust Commercial Insurance Company, where he is also Chairman of the Audit Committee, and he is a board member for the State Board of Certified Public Accountants of Louisiana. Mr. Hazel is a CPA and a Chartered Global Management Accountant (CGMA). Mr. Hazel holds a Bachelor of Science degree and a Master of Business Administration degree both from Louisiana State University.
David B. McMillan. Mr. McMillan is the Chief Executive Officer (“CEO”) and Founder of Peridot Energy LLC, which today primarily provides senior management and consulting services to startup companies, since 2008. From 2015 to 2017, he was CEO of INEA International/VHSC Cement LLC, a private equity sponsored company with patented technology for converting fly ash into PozzoSlag, a replacement for Portland Cement in concrete. Mr. McMillan has previously served as a member of the Board of Trustees of GuideStone Financial Resources from 2010 to 2018, where he was Chairman of the Audit Committee from 2013 to 2018; member of the Board of Directors of GuideStone Capital Management, LLC from 2011 to 2018, where he served as Chairman from 2013 to 2018; Chairman of the Board of Directors of GuideStone Investment Services from 2014 to 2018; and Chairman of the Board of Directors of GuideStone Resource Management, Inc. from 2014 to 2018. He holds a Bachelor of Science degree in Chemical Engineering, cum laude, from Texas A&M University. In addition, Mr. McMillan is a member of the American Institute of Chemical Engineers.
Franklin R. Morgan. Mr. Morgan is a former Senior Vice President/Director with Prudential Securities. He served with Prudential Securities and predecessor firms for 43 years, and his final position with the firm was as Senior Vice President, Director of International Administration. Mr. Morgan’s main responsibilities were high level administrative management of 27 branches and support functions in 20 different countries. He was also responsible for business quality-compliance for the firm. Mr. Morgan held numerous securities licenses and was an arbitrator with the NASD (FINRA) as well as a past panel member of the New York Stock Exchange Disciplinary Board.
Ronald D. Murff. Mr. Murff is the President of JKL Group, LLC, a private investment firm in Dallas, Texas. He is also a Principal of Dalcor Companies, which is active in multi-family housing, where he has served since 2012.
54	GuideStone Funds

Previously, he worked in the banking industry, including spending more than 20 years with Guaranty Bank, a $17 billion bank operating in Texas and California. He served in several executive roles, including President of the Retail Banking Group and Chief Financial Officer, and was responsible for coordinating the spinoff of the bank from its parent company in late 2007. Mr. Murff serves on the boards of the Baylor University Medical Center, Baylor Research Institute, Southwest Transplant Alliance and Accutex Investments/Highland Residential Mortgage. He served on the Board of Regents of Baylor University from 2009 to 2018, serving as chair of several committees and then Chairman of the Board in 2016 and 2017. Mr. Murff has previously served as a trustee of GuideStone Financial Resources from June 2003 through October 2010, as an advisory director for Baylor University’s Hankamer School of Business and has served as a board member for the Federal Home Loan Bank of Dallas and the Ladybird Johnson Wildflower Center in Austin, Texas. He holds a Bachelor of Business Administration degree in Accounting from Baylor University.
The Board’s Committees
Currently, the Board has an Audit Committee, Compliance and Risk Committee, Investment Management Committee and a Nominating Committee. The responsibilities of each committee and its members are described below.
Audit Committee. The Board has an Audit Committee comprised only of the Independent Trustees, Messrs. Evans, George, Hartis, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Audit Committee has the responsibility, among other things, to (1) appoint the Trust’s independent auditors; (2) review and approve the scope of the independent auditors’ audit activity; (3) review the financial statements, which are the subject of the independent auditors’ certifications; and (4) review with such independent auditors the adequacy of the Trust’s basic accounting system and the effectiveness of the Trust’s internal accounting controls. During the fiscal year ended December 31, 2020, there were [four] meetings of the Audit Committee.
Compliance and Risk Committee. The Board has a Compliance and Risk Committee comprised of Messrs. Evans, Hartis and Morgan and Dr. Hahn, the majority of whom are Independent Trustees. Pursuant to its charter, the Compliance and Risk Committee has the responsibility, among other things, to (1) oversee generally the management of the Trust’s operational, information security, compliance, regulatory, strategic, reputational and other risks; (2) oversee generally matters relating to the Trust’s compliance controls and related policies and procedures; and (3) act as a liaison between the CCO of the Trust and the full Board when necessary and appropriate. The Compliance and Risk Committee was established in February 2015. During the fiscal year ended December 31, 2020, there were [four] meetings of the Compliance and Risk Committee.
Investment Management Committee. The Board has an Investment Management Committee comprised of only Independent Trustees, Messrs. George, Hazel, McMillan and Murff. Pursuant to its charter, the Investment Management Committee has the responsibility, among other things, to (1) review information in consideration of investment advisory and sub-advisory agreements; (2) make recommendations to the Board regarding the initial approval, reapproval or termination of investment advisory or sub-advisory agreements; (3) monitor sub-advisers to identify those that may require review by the Trust’s management or further discussion or review by the Board; and (4) serve as a liaison between the Trust’s management and the Board involving changes in Fund investment objectives and strategies, changes at the Adviser or Sub-Advisers and other material developments related to the investment management of the Funds that may warrant Board consideration. The Investment Management Committee was established in August 2011. During the fiscal year ended December 31, 2020, there were [five] meetings of the Investment Management Committee.
Nominating Committee. The Board has a Nominating Committee, comprised only of the Independent Trustees, Messrs. Evans, George, Hartis, Hazel, McMillan, Morgan and Murff. Pursuant to its charter, the Nominating Committee is responsible for the nomination of candidates to serve as Trustees. The Trust’s governing documents provide that only shareholders, by a vote of a majority of the outstanding shares, may fill vacancies in the Board or otherwise elect a Trustee. The Trust documents further provide that the selection and nomination of persons to fill vacancies on the Board to serve as Independent Trustees shall be committed to the discretion of the
Statement of Additional Information	55

Independent Trustees then serving, provided that shareholders may also nominate and select persons to serve in these positions. During the fiscal year ended December 31, 2020, there was [one] meeting of the Nominating Committee.
Shareholders owning 50% or more of the outstanding voting securities of the Trust may submit nominations for Trustee candidates in writing to the attention of Matthew A. Wolfe, Chief Compliance Officer, Chief Legal Officer and Secretary, GuideStone Funds, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244-6152.
Security and Other Interests. The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in all series of the Trust (which for each Trustee comprise all registered investment companies within the Trust’s family of investment companies overseen by him), as of December 31, 2020.
Name of Trustee	Dollar Range of Equity Securities in each Series of the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee within the Family of Investment Companies
INTERESTED TRUSTEES
David Cox, Sr.	[NONE]	[NONE]
Randall T. Hahn, D.Min	[$10,001-$50,000 in the Low-Duration Bond Fund
$50,001-$100,000 in the Medium-Duration Bond Fund
$10,001-$50,000 in the Extended-Duration Bond Fund
$10,001-$50,000 in the Global Bond Fund
$10,001-$50,000 in the Strategic Alternatives Fund
$10,001-$50,000 in the Defensive Market Strategies Fund
$50,001-$100,000 in the Equity Index Fund
$10,001-$50,000 in the Global Real Estate Securities Fund
$50,001-$100,000 in the Value Equity Fund
$50,001-$100,000 in the Growth Equity Fund
$10,001-$50,000 in the Small Cap Equity Fund
$50,001-$100,000 in the International Equity Fund
	$10,001-$50,000 in the Emerging Markets Equity Fund]	[Over $100,000]
INDEPENDENT TRUSTEES
Thomas G. Evans	[Over $100,000 in the MyDestination 2025 Fund]	[Over $100,000]
William Craig George	[NONE]	[NONE]
Barry D. Hartis	[NONE]	[NONE]
Grady R. Hazel	[NONE]	[NONE]
David B. McMillan	[$10,001-$50,000 in the Money Market Fund $10,001-$50,000 in the Defensive Market Strategies Fund $10,001-$50,000 in the Equity Index Fund $10,001-$50,000 in the Growth Equity Fund]	[Over $100,000]
Franklin R. Morgan	[NONE]	[NONE]
Ronald D. Murff	[$50,001-$100,000 in the Aggressive Allocation Fund Over $100,000 in the Growth Equity Fund Over $100,000 in the Small Cap Equity Fund]	[Over $100,000]
As a group, the Trustees and officers of the Trust owned less than 1% of each Class of a Fund, as of [January 15], 2021.
As of December 31, 2020, [the Independent Trustees or their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Trust’s Adviser, Sub-Advisers or Underwriter, or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser, Sub-Advisers or Underwriter.]
Mr. Murff’s spouse and Dr. Hahn are participants in the Southern Baptist Churches 403(b)(9) Retirement Plan established and maintained by GuideStone Financial Resources.
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The Trust pays no compensation to the Trustees. The Trust reimburses the Trustees for any expenses incurred in attending meetings. The Trust does not compensate the officers for the services they provide to the Funds.
The Adviser. The Fund has employed GuideStone Capital Management, LLC, a Texas limited liability company, as the Adviser. GuideStone Financial Resources indirectly controls the Adviser. GuideStone Financial Resources was established in 1918 and exists to assist churches and other Southern Baptist entities by making available retirement plan services, life and health coverage, risk management programs and personal and institutional investment programs. GuideStone Financial Resources is a Texas non-profit corporation of which the Southern Baptist Convention, a Georgia non-profit corporation, is the sole member.
The Sub-Advisers. The Adviser and the Trust have entered into a Sub-Advisory Agreement with Parametric Portfolio Associates LLC (“Parametric”) whereby Parametric is responsible for monitoring and investing cash balances of the Fund. The Adviser and the Sub-Advisers for the Fund determine the amount of the Fund’s cash balances. Under the agreement, Parametric may from time to time invest long and short positions in exchange listed equity future contracts (e.g., MSCI All Country World Index (ACWI)) and U.S. Treasury futures contracts to reduce market exposure in anticipation of liquidity needs or to manage risk relative to the corresponding broad-based benchmark for the Fund.
The Adviser and the Trust have also entered into a Sub-Advisory Agreement with Parametric on behalf of the Fund. Under this Sub-Advisory Agreement, Parametric may be responsible for implementing temporary investment portfolios designed to ensure that the Fund maintains its desired risk exposure. A completion portfolio may be employed, for example, if a Sub-Adviser exhibits style drift, thereby causing the Fund’s risk/return profile and style orientation to be inconsistent with the Fund’s stated objective. In such a situation, the Adviser may direct Parametric to apply the appropriate completion portfolio to restore the Fund to its desired portfolio alignment.
In addition, the Adviser and the Trust have entered into Sub-Advisory Agreements with the Sub-Advisers to manage the Fund’s investment securities. It is the responsibility of the Sub-Advisers, under the general supervision of the Adviser, to make day-to-day investment decisions for the Fund. The Sub-Advisers also place purchase and sell orders for portfolio transactions of the Fund in accordance with the Fund’s investment objectives and policies. The Adviser allocates the portion of the Fund’s assets for which a Sub-Adviser will make investment decisions. The Adviser may make reallocations at any time in its discretion. The Adviser may, from time to time, elect to trade individual stocks, fixed income securities, third-party mutual funds or ETFs for the Fund in order to manage the Fund’s risk.
Advisory Fees. Under the Advisory Agreement and Sub-Advisory Agreements, the Fund pays to the Adviser and its Sub-Advisers advisory fees, which are computed daily and paid monthly, based on annual rates of the Fund’s average net assets. For the Fund, since it has more than one share class, the fee is allocated daily to each share class based on the proportionate net assets of each share class in relation to the net assets of the Fund as a whole.
Since the Fund has not commenced operations, there are no advisory fees paid to the Adviser or aggregate advisory fees paid to the Sub-Advisers to report for the last three fiscal years.
Securities Lending Activities. The Northern Trust Company serves as the securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a securities lending agency agreement entered into between the Trust and The Northern Trust Company.
In its capacity as securities lending agent for the Fund, The Northern Trust Company will select securities to be loaned; locate borrowers; monitor loan opportunities; negotiate the terms of the loans with borrowers; monitor the value of the securities on loan and the value of the corresponding collateral; invest cash collateral in accordance with the Trust’s instructions; maintain custody of non-cash collateral; communicate with borrowers regarding daily marking to market the collateral; arrange for the return of the loaned securities and collateral upon the
Statement of Additional Information	57

termination of the loan; manage entitlements; post earned revenue and expenses; and perform recordkeeping and accounting services.
Since the Fund has not commenced operations, there is no gross income reported by the Fund, fees and/or other compensation paid by the Fund, net income earned by the Fund or any other fees or payments incurred by the Fund from securities lending securities.
Control Persons of Sub-Advisers: The following is a description of parties who control the Sub-Advisers.
Global Impact Fund:
Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206: Janus is an indirect wholly owned subsidiary of Janus Henderson Group plc (“Janus Henderson Group”). Janus Henderson Group, an independent investment management firm incorporated in Jersey, Channel Islands, is a dually-listed, publicly-traded company on the New York Stock Exchange (NYSE: JHG) and the Australian Stock Exchange (ASX: JHG), conducting business as Janus Henderson Investors.
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”), 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402: RBC GAM US is a wholly owned subsidiary of RBC USA Holdco Corporation, which is an indirect, wholly owned subsidiary of the Royal Bank of Canada (“RBC”). RBC is publicly held and traded on the New York Stock Exchange and Toronto Stock Exchange.
Cash Overlay Program:
Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104: Parametric is a registered investment adviser offering a variety of structured portfolio solutions. Parametric is an indirect, wholly owned subsidiary of Eaton Vance Corp. effective as of November 1, 2019.
Fund Expenses. The Fund pays the expenses incurred in its operations, including its pro rata share of expenses of the Trust. These expenses include investment advisory and administrative fees; registration fees; interest charges; taxes; expenses connected with the execution, recording and settlement of security transactions; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of preparing and mailing reports to investors and to government offices and commissions; expenses of meetings of investors; fees and expenses of independent accountants and legal counsel; insurance premiums; and expenses of calculating the NAV of, and the net income on, shares. In addition, the Fund may allocate transfer agency and certain other expenses by Class.
58	GuideStone Funds

Other Accounts Managed. The following table provides additional information about other accounts managed by portfolio managers and management team members jointly and primarily responsible for the day-to-day management of the Fund for the fiscal year ended December 31, 2020.
Adviser and Sub-Advisers Portfolio Managers	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.	For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
GuideStone Capital Management, LLC*
Tim Bray, CFA, CAIA, CDDA
Matt L. Peden, CFA
Brandon Pizzurro, CFP®
Janus Capital Management LLC
Hamish Chamberlayne, CFA
Aaron Scully, CFA
Parametric Portfolio Associates LLC
Paul Bouchey, CFA
Richard Fong, CFA
Justin Henne, CFA
Thomas Seto
RBC Global Asset Management (U.S.) Inc.
Brian Svendahl, CFA
*	The Adviser utilizes a team-based approach to portfolio management, and each of the portfolio managers listed are jointly and primarily responsible for the day-to-day management of a portion of the accounts listed in each category.
Statement of Additional Information	59

Material Conflicts of Interest. Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Select Funds’ investments and the investments of the other accounts managed include conflicts between the investment strategy of a Select Fund and the investment strategy of other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Select Fund and other accounts managed by the portfolio manager.
By implementing investment strategies of various accounts, a portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals) and commingled trust accounts.
Portfolio managers make investment decisions for each portfolio, including the Select Funds, based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. Sub-Advisers often aggregate into a single trade order several individual contemporaneous client trade orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.
Material Conflicts of Interest. Material conflicts of interest that may arise in connection with the portfolio managers’ management of the Select Funds’ investments and the investments of the other accounts managed include conflicts between the investment strategy of a Select Fund and the investment strategy of other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between a Select Fund and other accounts managed by the portfolio manager.
By implementing investment strategies of various accounts, a portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees or accounts of affiliated companies. Such favorable treatment could lead to more favorable investment opportunities for some accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations and accounts managed on behalf of individuals) and commingled trust accounts.
Portfolio managers make investment decisions for each portfolio, including the Select Funds, based on the investment objectives, policies, practices and other relevant investment considerations that the portfolio managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio or may take similar actions for different portfolios at different times. Consequently, the mix of securities purchased in one portfolio may perform better than the mix of securities purchased for another portfolio. Similarly, the sale of securities from one portfolio may cause that portfolio to perform better than others if the value of those securities decline.
Potential conflicts of interest may also arise when allocating and/or aggregating trades. Sub-Advisers often aggregate into a single trade order several individual contemporaneous client trade orders in a single security. When trades are aggregated on behalf of more than one account, such transactions should be allocated to all participating client accounts in a fair and equitable manner. With respect to IPOs and other syndicated or limited
60	GuideStone Funds

offerings, accounts with the same or similar investment objectives should receive an equitable opportunity to participate meaningfully and should not be unfairly disadvantaged.
Portfolio Manager Compensation:
Following is a description of the structure of and method used to determine the compensation to be received by the Fund’s portfolio managers or management team members from the Fund, the Adviser or any other source with respect to managing the Fund and any other accounts as of the fiscal year ended December 31, 2020.
GuideStone Capital Management, LLC (“Adviser”). Portfolio managers of the Adviser are compensated for their services on behalf of the Adviser with a fixed base salary plus discretionary incentive compensation. With respect to portfolio management functions for the Funds and accounts managed or overseen by the Adviser, general consideration is given in the determination of incentive compensation to overall performance of these Funds and accounts in terms of both long-term and short-term performance results, with compensation primarily based on the Funds assigned to each individual portfolio manager. Factors included in the determination of base salary include the portfolio manager’s seniority, experience and extent of management responsibility. The Adviser and its parent are nonprofit entities, and there are no stock option or profit sharing plans. The absolute amount of base salary, incentive compensation and related benefits received by portfolio managers may also be determined, in whole or in part, as a result of service as officers or employees of affiliates of the Adviser, including GuideStone Financial Resources, which is unrelated to their service as portfolio managers or officers of the Adviser.
Janus Capital Management LLC (“Janus”): [ ]
Parametric Portfolio Associates LLC (“Parametric”). Compensation of investment professionals at Parametric has three primary components: (i) a base salary; (ii) an annual cash bonus; and (iii) annual equity-based compensation for eligible employees. Parametric investment professionals also receive certain retirement, insurance and other benefits that are broadly available to Parametric employees. Compensation of Parametric professionals is reviewed on an annual basis. Stock-based compensation awards and adjustments in base salary and bonuses are typically paid and/or put into effect at or shortly after, the firm’s fiscal year-end, October 31.
The firm also maintains the following arrangements: (i) employment contracts for key investment professionals and senior leadership; (ii) eligible employees receive Eaton Vance equity grants that vest over a five-year period from grant date - 10% in year one, 15% in year two, 20% in year three, 25% in year four, and 30% in year five; and (iii) profit sharing that vests over a five-year period from employee’s start date. The vesting schedule for the profit sharing is 20% per year from the employee’s start date.
Parametric seeks to compensate investment professionals commensurate with responsibilities and performance while remaining competitive with other firms within the investment management industry.
Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Parametric and its parent company, Eaton Vance Corp. While the salaries of investment professionals are comparatively fixed, cash bonuses and stock-based compensation may fluctuate from year-to-year, based on changes in financial performance and other factors. Parametric also offers opportunities to move within the organization, as well as incentives to grow within the organization by promotion.
Additionally, Parametric participates in compensation surveys that benchmark salaries against other firms in the industry. This data is reviewed, along with a number of other factors, so that compensation remains competitive with other firms in the industry.
RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”): [ ]
Statement of Additional Information	61

Securities Ownership. Portfolio managers of the Sub-Advisers do not beneficially own any shares of the Fund. The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager of the Adviser in each fund of the Trust as of December 31, 2020.
Name of Portfolio Manager	Dollar Range of Equity Securities in each Series of the Trust
Tim Bray, CFA, CAIA, CDDA	[$100,001-$500,000 in the MyDestination 2035 Fund $50,001-$100,000 in the Strategic Alternatives Fund $50,001-$100,000 in the Defensive Market Strategies Fund]
Matt L. Peden, CFA	[$1-$10,000 in the MyDestination 2035 Fund $500,001-$1,000,000 in the Low-Duration Bond Fund $100,001-$500,000 in the Defensive Market Strategies Fund]
Brandon Pizzurro, CFP®	[$1-$10,000 in the MyDestination 2055 Fund
$1-$10,000 in the Strategic Alternatives Fund
$1-$10,000 in the Defensive Market Strategies Fund
$1-$10,000 in the Global Real Estate Securities Fund
$1-$10,000 in the Value Equity Fund
$1-$10,000 in the Growth Equity Fund
$1-$10,000 in the Small Cap Equity Fund
$10,001-$50,000 in the International Equity Fund
$1-$10,000 in the Emerging Markets Equity Fund]
Fund Brokerage. The Adviser and Sub-Advisers, in effecting the purchases and sales of portfolio securities for the account of the Fund, will seek execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker, dealer or member of an exchange, or (2) at a higher rate of commission charged, if reasonable in relation to brokerage and research services provided to the Trust or the Adviser or Sub-Adviser by such member, broker or dealer. Such services may include, but are not limited to, information as to the availability of securities for purchase or sale and statistical or factual information or opinions pertaining to investments. The Adviser or Sub-Advisers may use research and services provided to it by brokers and dealers in servicing all its clients.
The Adviser or Sub-Adviser may, from time to time, receive services and products which serve both research and non-research functions. In such event, the Adviser or Sub-Adviser makes a good faith determination of the anticipated research and non-research use of the product or service and allocates brokerage only with respect to the research component.
Subject to its obligation to seek best execution, the Adviser may direct the Sub-Advisers to place trades through designated brokers who have agreed to pay certain transfer agency, custody or other operating expenses that the Fund would otherwise be obligated to pay. Fund orders may be placed with an affiliated broker-dealer. Portfolio orders will be placed with an affiliated broker-dealer only where the price being charged and the services being provided compare favorably with those charged to the Fund by non-affiliated broker-dealers. OTC transactions are usually placed with a principal market-maker unless a better net security price is obtainable elsewhere.
If the Adviser or Sub-Adviser provides investment advisory services to individuals and other institutional clients, there may be occasions on which these investment advisory clients may also invest in the same securities as the Fund. When these clients buy or sell the same securities at substantially the same time, the Adviser or Sub-Adviser may average the transactions as to price and allocate the amount of available investments in a manner which the Adviser or Sub-Adviser believes to be equitable to each client, including the Fund. On the other hand, to the extent permitted by law, the Adviser or Sub-Adviser may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other clients managed by it in order to obtain lower brokerage commissions, if any.
The Trust has obtained an order from the SEC that allows, subject to certain conditions, each Sub-Adviser that provides investment advice to certain series of the Trust (each, a “Select Fund” and collectively, the “Select Funds”) or a portion thereof to, with respect to the assets under its control: (A) engage in certain principal and
62	GuideStone Funds

brokerage transactions that would otherwise be proscribed by the 1940 Act with a broker-dealer that is either (i) a Sub-Adviser to another portion of the Fund or to another Select Fund, or (ii) an affiliated person of a Sub-Adviser to another portion of the Fund; and (B) acquire securities of a Sub-Adviser, or its affiliate, to another portion of the Fund. The Adviser believes that allowing a Select Fund or a portion thereof advised by one Sub-Adviser to purchase securities from another Sub-Adviser or its affiliates will expand the Select Funds’ investment options without exposing the Select Funds to the potential abuses of self-dealing.
Since the Fund has not commenced operations, there are no brokerage commissions to report for the last two fiscal years.
Codes of Ethics. The Trust, the Adviser, each of the Sub-Advisers and the Underwriter (as defined below) have adopted codes of ethics addressing personal securities transactions and other conduct by investment personnel and access persons who may have access to information about the Fund’s securities transactions. The codes are intended to address potential conflicts of interest that can arise in connection with personal trading activities of such persons. Persons subject to the codes are generally permitted to engage in personal securities transactions, including investing in securities eligible for investment by the Fund, subject to certain prohibitions, which may include pre-clearance requirements, blackout periods, annual and quarterly reporting of personal securities holdings and limitations on personal trading of initial public offerings. Violations of the codes are subject to review by the Board of Trustees and could result in penalties.
Proxy Voting
Please refer to Appendix B of this SAI for the policies and procedures adopted by the Adviser and the Trust. Please refer to Appendix C of this SAI for a description of the policies and procedures adopted by each of the Sub-Advisers.
Since the Fund has not commenced operations, information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is currently unavailable. When available, information may be obtained, without charge, upon request by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting the Trust’s website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
Other Service Providers
Underwriter. Foreside Funds Distributors LLC, 400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312, serves as the Underwriter of the Fund’s shares pursuant to a Distribution Agreement (the “Agreement”). The Agreement was for an initial two year term and is renewable annually thereafter. The Agreement is terminable without penalty on 60 days’ written notice by the Board of Trustees, by vote of a majority of the outstanding voting securities of the Fund or by the Underwriter. The Agreement will also terminate automatically in the event of its assignment. The Fund does not pay any fees to the Underwriter in its capacity as underwriter. The Underwriter may enter into agreements with affiliates of the Adviser in connection with distribution. The Underwriter has agreed to use efforts deemed appropriate by it to facilitate the distribution of the Fund’s shares, which are offered on a continuous basis.
Transfer Agency Services. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), which has its principal business address at 760 Moore Road, King of Prussia, PA 19406, provides transfer agency and dividend disbursing agent services for the Fund. As part of these services, BNY Mellon maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes the Fund’s cash distributions to shareholders.
Administrative and Accounting Services. The Northern Trust Company, 333 South Wabash Avenue, Chicago, IL 60604, provides administrative and accounting services to the Fund. The services include certain accounting, clerical and bookkeeping services; assistance in the preparation of reports to shareholders; preparation for
Statement of Additional Information	63

signature by an officer of the Trust of documents required to be filed for compliance by the Trust with applicable laws and regulations including those of the SEC and the securities laws of various states; arranging for the computation of data, including daily computation of NAV; and arranging for the maintenance of books and records of the Trust and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. The Trust’s administrator does not have any responsibility or authority for the management of the Fund or the determination of investment policy. In consideration of the services provided pursuant to the Administration and Accounting Services Agreement, The Northern Trust Company will receive from the Fund a fee computed daily and paid monthly. For the Fund, as it has not yet commenced operations, there are no payments to report to The Northern Trust Company for its administration and accounting services for the last three fiscal years.
Custodian. The Northern Trust Company serves as custodian for the Fund pursuant to a Custodian Agreement. As custodian, The Northern Trust Company holds or arranges for the holding of all portfolio securities and other assets of the Fund in connection with the Custodian Agreement. It is located at 333 South Wabash Avenue, Chicago, IL 60604.
Securities Lending Agent. The Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603, serves as securities lending agent for the Fund and in that role administers the Trust’s securities lending program pursuant to the securities lending agreement entered into between the Trust, on behalf of the Fund, and The Northern Trust Company (“Securities Lending Agreement”).
Independent Registered Public Accounting Firm. [ ], serves as the independent registered public accounting firm to the Trust.
Legal Counsel. The law firm of Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W., Suite 700, Washington, DC 20006, serves as counsel to the Trust.
Counsel to Independent Trustees. The law firm of Eversheds Sutherland (US) LLP, 700 Sixth Street, N.W., Suite 700, Washington, DC 20001-3980, serves as counsel to the Independent Trustees.
Shares of Beneficial Interest
The Trust’s Trust Instrument authorizes the issuance of an unlimited number of shares for the Fund and its Classes, and each share has a par value of $0.001 per share. There are no conversions or preemptive rights in connection with any shares. All issued shares will be fully paid and non-assessable and will be redeemable at NAV per share. Certificates certifying the ownership of shares will not be issued.
In accordance with the Trust’s Trust Instrument, GuideStone Financial Resources will, at all times, directly or indirectly own, control or hold with the power to vote of at least 60% of the outstanding shares of the Trust. The Fund, along with other funds of the Trust, will refuse to accept any investment that would result in a change of such control. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of the outstanding shares of the Trust.
The assets belonging to the Fund shall be held and accounted for separately from other assets of the Trust. Each share of the Fund represents an equal beneficial interest in the net assets of the Fund. Each Class of the Fund represents interests in the assets of the Fund and has identical voting, dividend, liquidation and other rights, except that expenses allocated to a Class will be borne by such Class. Expenses of the Trust which are not readily identifiable as belonging to a particular fund of the Trust or Class are allocated among all the funds of the Trust, including the Fund, in a manner the Board of Trustees believe to be fair and equitable.
The Board of Trustees has authority, without necessity of a shareholder vote, to create any number of new series (i.e., fund) or classes and to issue an unlimited number of shares of beneficial interest of the Trust. The Trustees
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have established 24 funds of the Trust, including the Fund, and two Classes of shares to be issued currently. The Trust offers the Institutional Class and Investor Class shares. Expenses borne by each Class differ because of the allocation of class-specific expenses. For example, shareholder service and distribution fees may vary from class to class. The relative impact of ongoing annual expenses will depend on the length of time a share is held.
Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. There shall be no cumulative voting in the election of Trustees. Shares will generally be voted by shareholders of the Fund or Class, except in the case of election or removal of Trustees, the amendment of the Trust’s Trust Instrument, when required by the 1940 Act or when the Trustees have determined that the matter affects the interests of more than one fund of the Trust or Class.
The Trust is not required to and does not currently intend to hold annual meetings of shareholders. Special meetings of shareholders may be called by the Board of Trustees or upon the written request of shareholders owning a majority of the outstanding shares of the Trust. Amendments and supplements to the Trust’s Trust Instrument may be made only by majority of the outstanding shares of the Trust. The Trust shall have perpetual existence. Only a majority of the Board of Trustees, including a majority of the Independent Trustees, and not an individual fund of the Trust, including the Fund, may approve the dissolution of a fund of the Trust, the Fund or the Trust.
Shareholder Servicing Arrangements
The Board of Trustees adopted a Shareholder Service Plan for the Investor Class (“Service Plan”). Under its Service Plan, the Investor Class is authorized to pay service fees of 0.25% of average daily net assets. Service fees are paid to parties that provide service for and maintain shareholder accounts.
Pursuant to the Service Plan, the Fund may pay GuideStone Financial Resources and/or GuideStone Resource Management, Inc. (“GSRM”) for service activities and recordkeeping activities. Service activities include, but are not limited to, such services as answering shareholder inquiries and providing such other related personal services as the shareholder may request. Recordkeeping activities include, but are not limited to, such services as establishing and maintaining shareholder accounts and records, integrating periodic statements with other shareholder transactions and aggregating and processing purchase and redemption orders. Any “service fee” paid by the Fund, as that term is defined in subparagraph (b)(9) of Rule 2830 of the Conduct Rules of FINRA, shall not exceed 0.25% of the Fund’s average annual net assets.
The Fund may pay up to the entire amount of the shareholder service fee to GuideStone Financial Resources and/or GSRM or to unaffiliated service providers who provide these services to the Fund.
Taxation
General
The following discussion of certain federal income tax matters concerning the Fund and the purchase, ownership and disposition of Fund shares is not complete and may not deal with all aspects of federal income taxation that may be relevant to you in light of your particular circumstances. This discussion is based on the Code, the regulations promulgated thereunder and judicial and administrative interpretations thereof, all as of the date hereof; all these authorities are subject to change, which may be applied retroactively. If you invest in Fund shares through a tax-advantaged account (such as a retirement plan account, including a 403(b)(7) or 401(k) account, or an IRA (a “Tax-Advantaged Account”)), special tax rules apply. You should consult your own tax adviser(s) with regard to the federal tax consequences to you of the purchase, ownership and disposition of Fund shares, as well as the tax consequences to you arising under the laws of any state, locality, foreign country or other taxing jurisdiction.
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Tax Character of Distributions. As described in the Prospectus, unless your investment is held in a Tax-Advantaged Account, (1) dividends from net investment income and distributions from the excess of net short-term capital gain over net long-term capital loss (“net short-term capital gain”) and net gains from certain foreign currency transactions, if any (collectively, “dividends”), generally are taxable to you as ordinary income (except that the Fund’s dividends attributable to its “qualified dividend income” (“QDI”) generally are subject to federal income tax for individual and certain other non-corporate shareholders (each, a “non-corporate shareholder”) who satisfy certain restrictions with respect to their Fund shares at a maximum rate of 15% (20% for a single shareholder with taxable income exceeding $441,450 or $496,600 for married persons filing jointly, which amounts apply for 2020 and will be adjusted for inflation annually thereafter), and (2) distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) (“capital gain distributions”) are taxable to you as long-term capital gains, at those rates for non-corporate shareholders, whether received in cash or reinvested in additional Fund shares.
A portion of the Fund’s dividends also may be eligible for the dividends-received deduction allowed to corporations (“DRD”).
The eligible portion of the Fund’s dividend for purposes of the QDI rates may not exceed the aggregate dividends it receives from most domestic corporations and certain foreign corporations, whereas only dividends the Fund receives from domestic corporations are eligible for purposes of the DRD. Accordingly, the Fund’s distributions of interest income, net short-term capital gain and net foreign currency gains do not qualify for the reduced QDI tax rates or the DRD. The Fund will inform you of the amount of your dividends and capital gain distributions, if any, when they are paid and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year.
Under the recently enacted Tax Cuts and Jobs Act (“Act”), “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. Proposed regulations issued by the IRS, which can be relied on currently, enable the Fund to pass through the special character of “qualified REIT dividends” to a shareholder, provided both the Fund and shareholder meet certain holding period requirements with respect to their shares.
You should be aware that if you purchase Fund shares shortly before the record date for a dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. At any time, the Fund may distribute to you, as ordinary income or capital gain, an amount that exceeds your proportionate share of the actual amount of such income or gain earned or realized during the period of your investment in the Fund.
Redemption and Exchange of Fund Shares. As discussed in the Prospectus, unless your investment is held in a Tax-Advantaged Account, redemptions (including those pursuant to exchanges) of Fund shares are taxable transactions. If you hold your shares as capital assets, the gain or loss that you realize will be capital gain or loss and will be long-term if you held your redeemed shares for more than one year. Any capital gain a non-corporate shareholder recognizes on a redemption of his or her Fund shares held for more than one year will qualify for the maximum tax rates referred to above. Any loss you realize on the redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain distributions you received on those shares.
All or a portion of any loss that you realize on the redemption of your Fund shares will be disallowed to the extent that you buy other shares in the same Fund (through reinvestment of dividends or capital gain distributions or otherwise) within 30 days before or after the redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.
A shareholder’s basis in shares of the Fund that he or she acquires (“Covered Shares”) will be determined in accordance with the Fund’s default method, which is average basis, unless the shareholder affirmatively elects in
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writing (which may be electronic) to use a different acceptable basis determination method, such as a specific identification method. The basis determination method the Fund shareholder elects (or the default method) may not be changed with respect to a redemption of Covered Shares after the settlement date of the redemption.
In addition to the requirement to report the gross proceeds from redemptions of shares, the Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to its shareholders the basis information for Covered Shares and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. You should consult with your tax adviser(s) to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.
Treatment as a Regulated Investment Company. The Fund has elected to be a “regulated investment company” under Subchapter M of Chapter 1 of Subtitle A of the Code (“RIC”) and intends to continue to qualify for treatment as a RIC for its current taxable year. As a RIC that so qualifies, the Fund will pay no federal income tax on its net income and net realized gains it distributes to you. The Board of Trustees reserves the right not to maintain the Fund’s qualification for treatment as a RIC if the Board of Trustees determines that course of action to be beneficial to its shareholders. In such a case, or if the Fund otherwise fails to maintain that qualification for any taxable year — either (1) by failing to satisfy the distribution requirement applicable to RICs (“Distribution Requirement”), even if it satisfied the source-of-income and diversification requirements applicable thereto (“Income Requirement” and “Diversification Requirements,” respectively), or (2) by failing to satisfy the Income Requirement and/or either Diversification Requirement and was unable to, or determined not to, avail itself of Code provisions that enable a RIC to cure a failure to satisfy any of the Income and Diversification Requirements as long as the failure “is due to reasonable cause and not due to willful neglect” and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements — then for federal tax purposes the Fund would be taxed as an ordinary corporation on the full amount of its taxable income for that year without being able to deduct the distributions it makes to its shareholders. In addition, for those purposes the shareholders would treat all those distributions, including capital gain distributions, as dividends to the extent of the Fund’s earnings and profits, taxable as ordinary income (except that, for non-corporate shareholders those dividends would be QDI subject to federal income tax at the 15% and 20% maximum rates described above), and those dividends would be eligible for the DRD. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for RIC treatment.
Excise Tax. To avoid a nondeductible 4% federal excise tax (“Excise Tax”), the Fund must distribute to its shareholders by December 31 of each year at least the sum of the following amounts: 98% of its ordinary income earned during the calendar year, 98.2% of its capital gain net income earned during the 12-month period ending October 31 in that year, plus 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay at least that sum through periodic distributions during each year and any balance in December (or to pay the balance in January under a rule that treats such distributions as received by you in December) to avoid the Excise Tax, but the Fund can give no assurance that its distributions will be sufficient to eliminate all Excise Tax.
Backup Withholding. The Fund must withhold and remit to the U.S. Treasury 24% of all dividends and capital gain distributions and redemption proceeds (regardless of the extent to which a gain or loss may be realized) otherwise payable to you (“backup withholding”) if (1) you are a noncorporate shareholder and (2) you fail to furnish the Fund with your correct social security or other taxpayer identification number. Withholding at that rate also is required from the Fund’s dividends and capital gain distributions otherwise payable to you if you are such a shareholder and (a) the IRS notifies you or the Fund that you have failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (b) when required to do so, you fail to certify that you are not subject to backup withholding. Any amounts withheld may be credited against your federal income tax liability.
Pass-through of Foreign Taxes. If more than 50% of the value of the Fund’s total assets at the end of a taxable year is invested in securities of foreign corporations, the Fund may elect to pass-through to you your pro rata share of withholding or other taxes imposed by foreign countries or U.S. possessions (collectively, “foreign
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taxes”). If the Fund makes this election, the year-end statement you receive will show more taxable dividends than it actually distributed to you, because you will be required to include in gross income, and treat as paid by you, your proportionate share of those foreign taxes (the amount of which will be included on your statement with other dividends, if any, the Fund paid). However, you will be entitled to either deduct your share of those taxes in computing your taxable income or (subject to limitations) claim a foreign tax credit for that share against your federal income tax. (The exception, again, is for a Tax-Advantaged Account.) You will be provided with the information necessary to complete your individual income tax return if the Fund makes this election.
Other Taxation. Distributions may be subject to state, local and foreign taxes, depending on your particular situation.
Tax Treatment of Fund Investments
Securities transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined by comparing the identified cost of the securities lot sold with the net proceeds pursuant to applicable federal income tax rules.
Market Discount. If the Fund purchases a debt security in the secondary market at a price lower than its stated redemption price, the difference is “market discount.” If the amount of market discount is more than de minimis, the Fund must include in its gross income a portion of the market discount as ordinary income (not capital gain) in each taxable year in which the Fund receives a principal payment on the security. In general, the amount of market discount that must be included is equal to the lesser of (1) the amount of market discount accrued during the taxable year (plus any accrued market discount for prior taxable years not previously included in gross income) or (2) the amount of the principal payment(s) received during the taxable year. Generally, market discount accrues on a daily basis for each day the Fund holds a debt security at a constant rate over the time remaining to the security’s maturity or, at the Fund’s election, at a constant yield to maturity that takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as interest income (not capital gain) to the extent of the accrued market discount.
Original Issue Discount and PIK Securities. Certain debt securities a Fund acquires may be originally issued at a discount. Very generally, “original issue discount” is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although the Fund currently receives no cash on account of the original issue discount that accrues on a debt security in a given taxable year, that discount generally is treated for federal income tax purposes as interest that is includable in gross income in that year and, therefore, is subject to the Distribution Requirement. Similar treatment is required for “interest” on PIK securities paid in the form of additional securities rather than cash. The Fund may purchase some debt securities at a discount that exceeds the original issue discount on them, if any. This additional discount represents market discount for federal income tax purposes (see above).
Foreign Investments. Most foreign exchange gains and losses realized on the sale of debt securities generally are treated as ordinary income and loss by the Fund. These gains, when distributed, will be taxable to you as ordinary dividends (unless your investment is held in a Tax-Advantaged Account), and any such losses will reduce the Fund’s ordinary income otherwise available for distribution to you. This treatment could increase or reduce ordinary income distributions to you and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.
The Fund may be subject to foreign taxes on income from, and gains realized on, certain foreign securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.
Passive Foreign Investment Companies. The Fund may invest in shares of foreign corporations that are “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for the taxable year: (1) at least 75% of its gross income is passive or
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(2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any “excess distribution” it receives on the stock of a PFIC and of any gain on its disposition of that stock (collectively, “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible for the maximum federal income tax rates on non-corporate shareholders’ QDI.
If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the Fund did not receive those earnings and gain from the QEF. In most instances, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.
The Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.
You should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, the Fund may not be able, at the time it acquires a foreign corporation’s shares, to ascertain whether the corporation is a PFIC, and a foreign corporation may become a PFIC after the Fund acquires shares therein. While the Fund generally will seek to minimize its investments in PFIC shares, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so and it reserves the right to make such investments as a matter of its investment policy.
Hedging Strategies. The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts and entering into forward contracts, involves complex rules that will determine for income tax purposes the amount, character, and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gain from the disposition of foreign currencies (except certain gains that may be excluded by future regulations), and gains from options, futures contracts and forward contracts the Fund derives with respect to its business of investing in securities or foreign currencies, will be treated as “qualifying income” under the Income Requirement.
Some futures contracts, “nonequity” options (i.e., certain listed options, such as those on a “broad-based” securities index) and foreign currency options and forward contracts — except any “securities futures contract” that is not a “dealer securities futures contract” (both as defined in the Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap or similar agreement — in which the Fund invests may be subject to Code section 1256 (collectively, “section 1256 contracts”). Any section 1256 contracts the Fund holds at the end of its taxable year generally must be “marked-to-market” (that is, treated as having been sold at that time for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts may also be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to
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satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund.
Offsetting positions the Fund enters into or holds in any actively traded security, option, futures contract or forward contract may constitute a “straddle” for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund’s gains and losses with respect to positions of the straddle by requiring, among other things, that (1) loss realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions that otherwise would constitute short-term capital losses be treated as long-term capital losses. Applicable regulations also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. Different elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to “mixed straddles” (i.e., a straddle of which at least one, but not all, positions are section 1256 contracts).
If an option written (sold) by the Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. If the Fund terminates its obligations under an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. If a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium it received when it wrote the option is more or less than the underlying security’s basis.
If the Fund has an “appreciated financial position” — generally, an interest (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than “straight debt”), or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).
Investments in REITs. The Fund may invest in REITs that (1) hold residual interests in REMICs (i.e., “real estate mortgage investment conduits”) or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools (“TMPs”) or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an “excess inclusion.” The Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 (“Notice”) announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.
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The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP’s excess inclusion income under a “reasonable method,” (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not “disqualified organizations” (i.e., governmental units and tax-exempt entities that are not subject to tax on their “unrelated business taxable income” (“UBTI”)) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the corporate income tax rate) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.
A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting “that are nominees” for “that are not ‘disqualified organizations’” in clause (3) and inserting “record” after “its” in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders who are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. The Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.
After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or return of capital) of one or more of the distributions they made during that year. If the Fund invests in a REIT that does so, the Fund also would have to re-categorize some of the distributions it made to its shareholders. Those changes would be reflected in your annual Form 1099, together with other tax information. Although those forms generally will be distributed to you in February of each year, the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to you on a single form (rather than having to send you an amended form).
The Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or “United States real property holding corporation” in which the Fund invests may trigger special tax consequences to the Fund’s foreign shareholders, who are urged to consult their tax advisers regarding those consequences.
Non-U.S. Investors
Fund shares generally are not sold outside the United States. However, non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.
In General. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for certain capital gain dividends paid by the Fund from net long-term capital gains, interest-related dividends and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a U.S. person.
Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions
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or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. After December 31, 2019, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations recently issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.
Tax-Advantaged Accounts
Traditional IRAs. Certain shareholders may obtain tax advantages by establishing an IRA. Specifically, except as noted below, if neither you nor your spouse is an active participant in a qualified employer or government retirement plan or if either you or your spouse is an active participant in such a plan and your adjusted gross income does not exceed a certain level, each of you may deduct cash contributions made to an IRA in an amount for each taxable year not exceeding the lesser of your earned income or $6,000 (increased by a “catch-up contribution” of $1,000 if you attain age 50 before the end of the year (“Catch-up Contribution”)). Notwithstanding the foregoing, a married shareholder who is not an active participant in such a plan and files a joint income tax return with his or her spouse (and their combined “modified adjusted gross income” does not exceed $196,000 for 2020) is not affected by the spouse’s active participant status. In addition, if your spouse is not employed and you file a joint return, you may also establish a separate IRA for your spouse and contribute up to a total of $12,000 to the two IRAs, provided that neither contribution exceeds $6,000 (in each case, if applicable, increased by a Catch-up Contribution of $1,000). If your employer’s plan qualifies as a SIMPLE, permits voluntary contributions and meets certain requirements, you may make voluntary contributions to that plan that are treated as deductible IRA contributions.
Even if you are not in one of the categories described in the preceding paragraph, you may find it advantageous to invest in Fund shares through nondeductible IRA contributions, up to certain limits, because all dividends and other distributions on your shares are then not immediately taxable to you or the IRA; they become taxable only when distributed to you. To avoid penalties, your interest in an IRA must be distributed, or start to be distributed, to you not later than April 1 following the calendar year in which you attain age 70 1/2. Distributions made before age 59 1/2, in addition to being taxable, generally are subject to a penalty equal to 10% of the distribution, except in the case of death or disability or where the distribution is rolled over into another qualified plan or certain other situations.
Roth IRAs. A shareholder whose adjusted gross income (or combined adjusted gross income with his or her spouse) does not exceed certain levels may establish and contribute up to $6,000 per taxable year (increased by a Catch-up Contribution of $1,000) to a Roth IRA (or to any combination of Roth and traditional IRAs). Certain distributions from traditional IRAs may be rolled over to a Roth IRA, and any of a shareholder’s traditional IRAs may be converted to a Roth IRA; these rollover distributions and conversions are, however, subject to federal income tax.
Contributions to a Roth IRA are not deductible; however, earnings accumulate tax-free in a Roth IRA, and withdrawals of earnings are not subject to federal income tax if the account has been held for at least five years (or in the case of earnings attributable to rollover contributions from or conversions of a traditional IRA, the rollover or conversion occurred more than five years before the withdrawal) and the account holder has reached age 59 1/2 (or certain other conditions apply).
Section 403(b)(7) Arrangements. Eligible investors in individual Section 403(b)(7) custodial accounts may purchase Investor Class shares of the Funds. GuideStone Trust Services, an affiliate of GuideStone Financial
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Resources and an affiliate of the Adviser, serves as non-bank custodian of those accounts. To participate in a Section 403(b)(7) custodial account, your employer must have a service agreement with GuideStone Financial Resources.
Withholding. Withholding at the rate of 20% is required for federal income tax purposes on certain distributions (excluding, for example, certain periodic payments) from the foregoing retirement plans (except IRAs), unless the recipient transfers the distribution directly to an “eligible retirement plan” (including an IRA and other qualified plan) that accepts those distributions. Other distributions generally are subject to regular wage withholding or withholding at the rate of 10% (depending on the type and amount of the distribution), unless the recipient elects not to have any withholding apply. You should consult your plan administrator or tax adviser for further information.
Third-Party Line of Credit
The Trust, on behalf of the Fund and each other fund of the Trust, participates in a line of credit arrangement with The Northern Trust Company for a $50,000,000 unsecured, committed revolving line of credit (“LOC”). The proceeds of the loans under the LOC are to be used solely for short-term liquidity to support redemptions of investors in a borrowing fund and settlement of trades. The Trust’s ability to borrow under the LOC is also subject to its organization documents, the limitations of the 1940 Act and various conditions precedent that must be satisfied before the Fund can borrow. Additionally, inter-fund lending is permitted under the LOC; however, the Fund may not be a lender of an inter-fund loan at any time during which the Fund has a loan under the LOC outstanding. Loans under the LOC are charged an interest rate on the outstanding principal amount at a rate per annum equal to the greater of (i) the federal funds rate plus 1.00% and (ii) 1.50%. If any amount of a loan is not paid when due, all amounts due shall bear interest at a rate equal to the rate otherwise applicable and 2.0% per annum for each day until all past due amounts and any interest thereon are paid in full. The LOC also requires the Fund to pay its pro rata share of a facility fee based on the amount of the LOC.
Valuation of Shares
The Fund’s shares are bought or sold at a price that is the Fund’s NAV per share. The NAV for the Fund is calculated by subtracting total liabilities from total assets (the market value of the securities the Fund holds plus cash and other assets). The Fund’s per share NAV is calculated by dividing its NAV by the number of Fund shares outstanding.
The Fund values its portfolio securities and computes its NAVs per share as of the close of regular trading on the NYSE, which is generally 4:00 p.m. Eastern Time on each day that the NYSE is open for trading (“Business Day”), in accordance with the procedures discussed in the Prospectus. This section provides a more detailed description of the Fund’s methods for valuing its portfolio securities. As of the date of this SAI, the NYSE is open for trading every weekday except for the following holidays: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. When a holiday falls on a Saturday or Sunday, the NYSE will be closed on the preceding Friday or subsequent Monday in observance of the holiday. The valuation of the Fund’s investments is subject to oversight of the Board of Trustees. The Board of Trustees has delegated to the Valuation Committee (the “Committee”) of the Adviser the responsibility to, among other things, oversee the implementation and operation of these procedures, including the responsibility for ascertaining fair value pursuant to the methodologies that have been approved by the Board of Trustees, and overseeing third party service providers.
The Fund values portfolio securities listed on an exchange at current market value on the basis of the last sale price or official closing price prior to the time the valuation is made. Securities traded primarily on the Nasdaq Stock Market are normally valued by the Fund at the Nasdaq Official Closing Price (“NOCP”) provided by Nasdaq each business day. The NOCP is the most recently reported price as of 4:00 p.m., Eastern Time, unless
Statement of Additional Information	73

that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, Nasdaq will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there has been no sale since the immediately previous valuation, then the official close price is used. Quotations are taken from the exchange where the security is primarily traded.
Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges. The Fund translates prices for investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund’s NAVs. Because foreign markets may be open at different times than the NYSE, the value of Fund shares may change on days when shareholders will not be able to buy or redeem Fund shares. When an occurrence subsequent to the time that a foreign security is valued is likely to have changed such value, then such foreign security will be valued at its fair value, as determined through procedures established by, or under the direction of, the Board of Trustees. In addition, foreign equity securities will be valued at fair values provided by Interactive Data Corporation on certain days determined upon movements in a broad-based index in relation to the close of a foreign market. To the extent available, valuations of portfolio securities (except those valued using amortized cost) will be provided by reliable independent pricing services.
Notwithstanding the above, bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of evaluated prices provided by a pricing service approved by the Board of Trustees. Portfolio securities not currently quoted as indicated above will be valued through procedures established by, or under the direction of, the Board of Trustees.
If official closing prices, market quotations or the estimates of value provided by an independent pricing service are insufficient or not readily available on a Business Day; it is determined by the Committee that the available prices or values do not represent the fair value of the security; or the security is determined to be illiquid in accordance with guidelines approved by the Board of Trustees, then the Fund will value the security based on a method that the Board of Trustees believes accurately reflects fair value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
Portfolio Holdings Information
It is the Trust’s policy to protect the confidentiality of the Fund’s current portfolio holdings information and to prevent the selective disclosure and misuse of such information. The Trust maintains portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. These portfolio holdings disclosure policies have been approved by the Board of Trustees. It is prohibited for the Trust, the Adviser, the Adviser’s affiliates or any other person to receive compensation in connection with their disclosure of the Fund’s portfolio holdings information.
The Fund will publicly disclose its portfolio holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The Fund also may disclose portfolio holdings information as required by law or in response to requests from regulators. In accordance with SEC regulatory requirements, and after commencing operations, the Fund will file a complete schedule of its portfolio holdings with the SEC for each semi-annual and annual period of its fiscal year on Form N-CSR and for the third month of each quarter of each fiscal year on Form N-PORT. The Fund will also include a schedule of its portfolio holdings in its annual and semi-annual reports to shareholders.
Upon commencement of operations of the Fund, these reports (1) will be available on the EDGAR database on the SEC’s website at http://www.sec.gov; and (2) copies may be requested (you will be charged a duplicating fee) via electronic request by emailing publicinfo@sec.gov. The Trust’s annual and semi-annual reports to shareholders
74	GuideStone Funds

are available without charge on the Trust’s website (GuideStoneFunds.com). The Fund’s portfolio holdings information is publicly available at the time such information is filed with the SEC.
The Fund may post on the Trust’s website a detailed list of the Fund’s portfolio holdings as of the end of each calendar quarter 15 calendar days after the end of the quarter. Fund holdings information that is posted to the Trust’s website will remain available on the website at least until the date on which the Fund files a Form N-CSR or Form N-PORT for the period that includes the date as of which the website information is current. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. The Fund may also distribute analytical or portfolio characteristics data that is based on its quarter-end portfolio holdings provided that (1) at least 15 calendar days have elapsed since the quarter-end to which the information relates and (2) the information has been made publicly available via the Trust’s website or otherwise (but not earlier than the 15 calendar day restriction).
The Fund may disclose current, non-public portfolio holdings information as frequently as daily as part of the legitimate business purposes of the Fund to service providers that have contracted to provide services to the Trust and to other organizations. The entities to which the Fund will provide non-public holdings information are subject to a duty of confidentiality either by explicit agreement or by virtue of their respective duties to the Fund, and include:
a)	the Adviser;
b)	Sub-Advisers to the Fund, including newly hired Sub-Advisers prior to the commencement of duties;
c)	Administrator to the Fund;
d)	Fund Accountant;
e)	Auditors of the Fund;
f)	Legal counsels to the Fund and the independent Trustees;
g)	Custodian or sub-custodian to the Fund;
h)	Companies that provide research and analytical services to the Fund, the Adviser or a Sub-Adviser;
i)	Pricing services employed by the Fund;
j)	Proxy voting services employed by the Fund;
k)	Broker-dealers who provide execution or research services for the Fund (including identifying potential buyers and sellers for securities that are held by the Fund, and including transition management services);
l)	Broker-dealers who provide quotations that are used in pricing when a pricing service is unable to provide a price or the price is determined to be unreliable;
m)	Financial printer employed by the Fund;
n)	Securities lending agent employed by the Fund;
o)	Index provider(s) to the Fund; and
p)	Companies that provide other services that are deemed to be beneficial to the Fund.
The Fund may distribute (or authorize a service provider to distribute) complete or partial lists of portfolio holdings to ratings and ranking agencies or organizations (such as Morningstar, Inc.) for a legitimate business purpose (which shall not include the receipt of compensation as consideration for the disclosure). The information is provided no earlier than five business days following the completion of the most recent quarter.
Statement of Additional Information	75

Telephone Instructions
Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, they will use procedures that are considered reasonable. Shareholders assume the risk to the full extent of their accounts that telephone requests may be unauthorized. To the extent that the Fund or its service providers fail to use reasonable procedures to verify the genuineness of telephone instructions, the Fund or its service providers may be liable for any such instructions that prove to be fraudulent or unauthorized. All telephone conversations with the Fund, GuideStone Financial Resources and BNY Mellon may be recorded.
Control Persons and Principal Holders of Securities
For the Fund, there are no control persons to report as the Fund has not yet commenced operations.
Calculation of Performance Data
The Fund may, from time to time, include its average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and redemptions in advertisements or shareholder reports or other communications to shareholders or prospective investors. The Fund may also, with respect to certain periods of less than one year, provide total return information for that period that is not annualized. The Fund may also show quotations of total return for other periods. Any such information would be accompanied by standardized total return information. Performance is calculated separately for each Class of the Fund. Since each Class of shares has its own expenses and distributions, the performance for each Class over the same period will vary.
Financial Statements
With respect to the Fund, no financial data is available as the Fund has not yet commenced operations. When available, the Fund’s Annual and/or Semi-Annual report will be available upon request and without charge.
76	GuideStone Funds

Appendix A — Descriptions of Securities Ratings
A description of the rating policies of Moody’s Investors Services Inc. (“Moody’s”), S&P Global Ratings and Fitch, Inc./Fitch Ratings Ltd. (“Fitch”) with respect to bonds and commercial paper appears below.
Moody’s Global Long-Term Obligation Rating Scale
Moody’s long-term obligation ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Aaa — Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated “B” are considered speculative and are subject to high credit risk.
Caa — Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Note: Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all rankings of hybrid securities issued by banks, insurers, finance companies and securities firms.
By their terms, hybrid securities allow for the omission of scheduled dividends, interest or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.
S&P Global Ratings Long-Term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P Global Ratings’ analysis of the following considerations: a) the likelihood of payment (capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation); b) the nature and provisions of the financial obligation, and the promise imputed; and c) the protection afforded by, and relative position of, the financial obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights. Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated
Statement of Additional Information	A-1

lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations or operating company and holding company obligations.)
AAA — An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA — An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
A — An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB — An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated “BB”, “B”, “CCC”, “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB — An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B — An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC — An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC — An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.
D — An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.
Note: The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
A-2	GuideStone Funds

Fitch’s International Long-Term Issuer Credit Ratings
Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (“IDRs”). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity’s relative vulnerability to default (including by way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts. In aggregate, IDRs provide an ordinal ranking of issuers based on Fitch’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.
AAA — Highest credit quality. “AAA” ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. “AA” ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. “A” ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
BB — Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.
B — Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC — Substantial credit risk. Default is a real possibility.
CC — Very high levels of credit risk. Default of some kind appears probable.
C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a “C” category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; and (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD — Restricted default. “RD” ratings indicate an issuer, in Fitch’s opinion, has experienced: (a) an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but (b) has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and (c) has not otherwise ceased operating. This would include: (i) the selective payment default on a specific class or currency of debt; (ii) the uncured expiry of any applicable grace period, cure period or default
Statement of Additional Information	A-3

forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (iii) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel, or; (iv) ordinary execution of a distressed debt exchange on one or more material financial obligations.
D — Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
In all cases, the assignment of a default rating reflects Fitch’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” ratings and ratings below the “CCC” category.
Moody’s Global Short-Term Rating Scale
Moody’s short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1 — Issuers (or supporting institutions) rated “Prime-1” have a superior ability to repay short-term debt obligations.
P-2 — Issuers (or supporting institutions) rated “Prime-2” have a strong ability to repay short-term debt obligations.
P-3 — Issuers (or supporting institutions) rated “Prime-3” have an acceptable ability to repay short-term obligations.
NP — Issuers (or supporting institutions) rated “Not Prime” do not fall within any of the Prime rating categories.
S&P Global Ratings Short-Term Issue Credit Ratings
Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the United States, for example, this means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.
A-1 — A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 — A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-4	GuideStone Funds

A-3 — A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
B — A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitments on the obligation.
D — A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed exchange offer.
Dual Ratings: S&P Global Ratings may assign “dual” ratings to debt issues that have a put option or demand feature. The first component of the rating addresses the likelihood of repayment of principal and interest as due, and the second component of the rating addresses only the demand feature. The first component of the rating can relate to either a short-term or long-term transaction and accordingly use either short-term or long-term rating symbols. The second component of the rating relates to the put option and is assigned a short-term rating symbol (for example, “AAA/A-1+” or “A-1+/A-1”). With U.S. municipal short-term demand debt, the U.S. municipal short-term note rating symbols are used for the first component of the rating (for example, “SP-1+/A-1+”).
Fitch’s International Short-Term Issuer Credit Ratings
A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations and up to 36 months for obligations in U.S. public finance markets.
F1 — Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2 — Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
F3 — Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.
B — Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
C — High short-term default risk. Default is a real possibility.
RD — Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
D — Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
Statement of Additional Information	A-5

Appendix B — GuideStone Capital Management, LLC’s and GuideStone Funds’ Proxy Voting Policies and Procedures
Provided below are the proxy voting policies and procedures adopted by GuideStone Capital Management, LLC (“GSCM”) and GuideStone Funds (the “Trust”).
Purposes
Each series of the Trust, a Delaware statutory trust (each a “Fund,” and together, the “Funds”), use the following policies and procedures to address how their proxies relating to portfolio securities will be voted, which include the procedures used when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Fund’s Adviser, its sub-advisers or its principal underwriter, on the other.
The Board of Trustees of the Trust (the “Board” or “Board of Trustees”) has delegated its proxy voting duties to the Adviser, and accordingly, the following includes the policies and procedures of the Adviser that will be used on the Funds’ behalf to determine how to vote proxies relating to portfolio securities.
Under the Advisory Agreement between the Trust and the Adviser, subject to the approval of the Board of Trustees, the Adviser is permitted to retain one or more investment sub-advisers (each, a “Sub-Adviser”) for each Fund. The Adviser is responsible for, among other things, timely monitoring each Sub-Adviser’s discharge of its duties, including providing general oversight of the voting of proxies by the Sub-Adviser(s); however, the Adviser is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to the Sub-Adviser. The Sub-Advisory Agreements among the Trust, the Adviser and each Sub-Adviser further delegate proxy voting duties to the Sub-Adviser. Accordingly, the following also includes the policies and procedures that the Adviser uses in overseeing proxy voting by the Sub-Advisers to the Funds, who use their own policies and procedures on the Funds’ behalf to determine how to vote proxies relating to portfolio securities.
The policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Fund’s portfolio securities are described in the Funds’ statement of additional information (“SAI”).
The Trust’s Proxy Voting Program
Select Funds
•	Sub-Advisers. These policies and procedures (and the Funds’ prospectus and SAI) refer to certain Funds as “Select Funds.” The Adviser has retained one or more Sub-Advisers who are primarily responsible for the day-to-day management of each Select Fund’s portfolio (or a portion thereof). The Adviser is a fiduciary and owes each Fund a fiduciary duty with respect to services undertaken on each Fund’s behalf, including voting. The Board and the Adviser believe that each Sub-Adviser, itself a fiduciary of the Fund(s) it sub-advises, is best positioned (i.e., as among the Board, the Adviser and the Sub-Adviser) to conduct investigation into matters submitted to votes of shareholders of portfolio companies that the Sub-Adviser has purchased for the Fund(s). The Board and the Adviser also believe that the person(s) responsible for the day-to-day management of each Fund’s portfolio (which, for each Select Fund, is the applicable Sub-Adviser(s)) is best positioned to consider factors particular to the issuer (when particular discretion and judgment should be brought to bear) on the voting matter under consideration. Also, for each Select Fund, the Sub-Adviser(s) is positioned to be able to consider the potential effect of a vote on the value of the Fund’s investment(s). For these reasons, the Adviser has, with the Board’s approval, delegated its proxy voting duties to the Sub-Adviser(s) of each Select Fund with respect to the assets of the Fund(s) that the Sub-Adviser(s) manage(s).
•	Adviser.
•	From time to time, the Adviser utilizes the brokerage and execution services of a transition manager to transfer all or a portion of a Select Fund’s assets from the management of one Sub-Adviser to another
B-1	GuideStone Funds

(such event, a “Transition”). If, during a Transition, a proxy is received for a portfolio security in the account for which the transition manager is serving, the Adviser is responsible to vote the proxy or proxies in accordance with these policies and procedures.
•	From time to time, the Adviser may cause a Select Fund to acquire voting securities of an issuer. When this occurs, the Adviser is responsible to vote any proxies associated with the securities it purchases for the Select Fund’s portfolio in accordance with these policies and procedures.
•	Proxy Advisory Firm(s). The Adviser has not retained a proxy advisory firm to assist it in discharging its proxy voting duties. Each Sub-Adviser, however, may retain a proxy advisory firm to provide research or voting recommendations as an input to its voting decisions. In such a case, the Sub-Adviser is responsible for taking into account the appropriate considerations in selecting such a firm, evaluating its services (including any material changes in services or operations) in determining whether to continue to retain the firm and for taking appropriate steps when the Sub-Adviser becomes aware of potential factual errors, potential incompleteness or potential methodological weaknesses in the proxy advisory firm’s analysis that may materially affect one or more of the Sub-Adviser’s voting determinations.
Where a proxy advisory firm assists a Sub-Adviser with voting execution, including through an electronic vote management system that allows the proxy advisory firm to pre-populate the Sub-Adviser’s votes shown on the proxy advisory firm’s electronic voting platform with the proxy advisory firm’s recommendations based on the Sub-Adviser’s voting instructions to the firm, and/or automatically submit the Sub-Adviser’s votes to be counted, the Sub-Adviser is responsible for taking appropriate steps to demonstrate that it is making voting determinations in a Fund’s best interest.
As noted below, the Trust has retained a proxy voting service for limited administrative purposes.
•	Proxies Not Voted. There may be times when the Adviser or a Sub-Adviser may refrain from voting a proxy on behalf of a Fund if it has determined that refraining is in the best interest of the Fund, such as when the Adviser or Sub-Adviser determines that the cost of voting the proxy (which may include the opportunity cost of recalling shares out on loan for the purposes of proxy voting) exceeds the expected benefit to the Fund.
Fund of Funds (Target Date Funds and Target Risk Funds)
The Adviser is responsible for the day-to-day management of each Fund that primarily invests in Select Funds (each, a “Fund of Funds” and collectively, the “Funds of Funds”), and for voting any proxies associated with the securities it purchases for the Funds of Funds in accordance with these policies and procedures.
The Adviser’s Proxy Voting Policies and Procedures
These policies and procedures are reasonably designed to ensure that the Adviser votes proxies in the best interests of the Funds in accordance with its fiduciary duty and Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”).
Proxy Voting in the Best Interests of the Funds
•	Policies.
•	To satisfy its fiduciary duty in making any voting determination with respect to portfolio securities held by a Fund either during a Transition or that the Adviser acquired for the Fund’s portfolio, the Adviser will make the determination in the best interest of the Fund(s) and will not place the Adviser’s own interests ahead of the interests of the Fund(s).
•	The Adviser will conduct an investigation reasonably designed to ensure that the voting determination is not based on materially inaccurate or incomplete information (e.g., the Adviser will monitor corporate events with respect to those portfolio securities).
Statement of Additional Information	B-2

•	As deemed necessary and appropriate, the Adviser will also consider whether certain types of matters may necessitate that the Adviser conduct a more detailed analysis than what may be entailed by application of its general voting guidelines (set forth below), to consider factors particular to the issuer or the voting matter under consideration (e.g., corporate events (mergers and acquisition transactions, dissolutions, conversions or consolidations) or contested elections for directors). When determining whether to conduct such an issuer-specific analysis, or an analysis specific to the matter to be voted on, the Adviser will consider the potential effect of the vote on the value of a Fund’s investments.
•	Guidelines. When the Adviser votes portfolio securities held by a Fund, the following guidelines generally apply.
•	Proxy votes are cast FOR proposals that the Adviser reasonably believes:
•	maintain or strengthen the shared interests of shareholders and management;
•	increase shareholder value;
•	maintain or increase shareholder influence over the issuer’s board of directors and management; and
•	maintain or increase the rights of shareholders.
•	Proxy votes are cast AGAINST proposals having the opposite effect, or where the Adviser does not have adequate objective facts available to it to make a reasonably informed decision as to whether the proposal is in the best interest of the Fund.
•	Procedures. When voting portfolio securities held by a Fund, the Adviser will:
•	Obtain and evaluate such information as deemed reasonably necessary, such as the proxy statement and other information provided by the companies whose securities are being voted;
•	Analyze and evaluate the voting matters on the proxy statement and the disclosure contained therein, including the recommendations of management of the issuer, and any shareholder proposal(s), considering the potential effect of the vote on the value of the Fund’s investment;
•	Assess whether the expected benefit to the Fund of voting exceeds the cost of voting the proxy (including the opportunity cost of recalling shares out on loan for the purposes of proxy voting); and
•	Arrange for the submission of those vote(s) to the shareholder meeting(s) in a timely manner.
Conflicts of Interest
From time to time, the Adviser or its portfolio manager(s) may have a conflict of interest in making voting determinations with respect to a Fund’s portfolio securities (e.g., if the Adviser’s and/or a portfolio manager’s interests in an issuer or voting matter differ from those of the Fund(s) voting a proxy). A conflict of interest could arise, for example, because of a business relationship with an issuer, or a direct or indirect pecuniary interest in the issuer or matter being voted upon, or because of a personal relationship with corporate directors or candidates for directorships. Whether a material conflict of interest exists depends upon the facts and circumstances.
The personnel of the Adviser involved in making proxy voting determinations for a Fund (the “Advisory personnel”) will seek to identify any potential conflict(s) of interest, and provide full, fair and timely disclosure of such conflict(s) to the Chief Compliance Officer of the Funds and the Adviser (the “CCO”), and obtain his informed consent before proceeding further (as set forth below).
•	Identifying Conflicts of Interest. For purposes of identifying conflicts of interest under these procedures, the Advisory personnel will rely upon the objective facts available to them about an issuer and its voting matters from reliable sources. It may be determined that a conflict of interest exists for the following reasons, among others:
•	Significant Business Relationships – A matter could involve an issuer or proponent with which the Adviser has a significant business relationship, such as other investment advisory firms, service providers
B-3	GuideStone Funds

and vendors, clients and financial intermediaries. For this purpose, a “significant business relationship” is one that might create a pecuniary incentive for the Adviser to vote in favor of the issuer’s management. The CCO may reasonably determine that a business relationship with an issuer does not entail any pecuniary incentive.
•	Direct or Indirect Pecuniary Interest in Issuers or Voting Matters – The Adviser or its personnel could have beneficial ownership of securities of an issuer (including securities in an issuer’s capital structure different from those owned by a Fund), and thus an opportunity to profit from changes in the value of an issuer’s securities.
•	Significant Personal or Family Relationships – A matter could involve an issuer, proponent, or individual with which Advisory personnel with decision making authority, including a portfolio manager, has a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how the portfolio manager votes the proxy.
•	Mitigating Conflicts of Interest. If Advisory personnel become aware of a potential conflict of interest with respect to an issuer or a matter being voted upon (including those described above), the Advisory personnel will promptly disclose the conflict(s) to the CCO. If the CCO determines that there is an actual material conflict of interest, the CCO will take such steps as deemed reasonably necessary to address the conflict, including but not limited to the use of a third party to vote the proxies, and disclosure to the Board of Trustees (or an appropriate committee of the Board) so that the Board (or committee) could make a determination on how to vote the proxy.
•	The CCO and the Board. In the event that the CCO determines that the Adviser has a material conflict of interest with respect to an issuer’s proxy voting matter(s), the CCO will provide full and fair disclosure of the fact, nature and scope of the conflict to the Chairman of the Board and/or the Chairman of the Compliance and Risk Committee of the Board (both of whom are not “interested persons” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act (“Independent Trustees”)), and as deemed necessary and appropriate obtain his (their) consent (or instruction) before permitting the Adviser to vote on the matter(s).
•	Voting shares of the Select Funds. Because the Adviser is the investment adviser both to the Funds of Funds and the Select Funds, the Adviser will either:
•	Seek instructions from a Fund of Funds’ shareholders with regard to the voting of proxies with respect to shares of the Select Funds held by the Fund of Funds and vote those proxies only in accordance with those instructions; or
•	Vote the shares held by the Fund of Funds in the same proportion as the vote of all other shareholders of the Select Fund(s).
Policies and Procedures for the Oversight of Proxy Voting by the Adviser and each Sub-Adviser
Responsibilities of the Trust
•	Delegation and Oversight. The Board of Trustees has delegated its proxy voting duties to the Adviser, and therefore, it generally oversees the voting of proxies by the Adviser in accordance with these policies and procedures. As discussed above, the Sub-Advisory Agreements among the Trust, the Adviser and each Sub-Adviser further delegate proxy voting duties to the Sub-Advisers.
•	Board Approval. As required by Rule 38a-1(a)(2) under the 1940 Act, each Fund obtains the approval of the Board, including a majority of Independent Trustees, of these policies and procedures and those of each Sub-Adviser, based on a finding by the Board that the policies and procedures are reasonably designed to prevent violation of the federal securities laws (including Rule 206(4)-6 under the Advisers Act).
•	Annual Review. The CCO reviews, no less frequently than annually, the adequacy of these policies and procedures, and those of each Sub-Adviser (including proxy voting policies and procedures), and the
Statement of Additional Information	B-4

effectiveness of their implementation. The CCO, no less frequently than annually, provides a written report to the Board that, at a minimum, addresses, the operation of the proxy voting policies and procedures of the Adviser and the Sub-Advisers, material changes thereto, and “Material Compliance Matters” thereunder (as defined in Rule 38a-1(e)(2) under the 1940 Act).
Responsibilities of the Adviser
•	Voting in the Funds’ Best Interest and Addressing Material Conflicts. The Adviser is responsible for voting the securities that it purchases for the Funds (or during a Transition) in the best interest of the Funds, and addressing material conflicts that may arise between the Adviser’s interests and those of the Funds, in accordance with these policies and procedures.
•	Monitoring and Oversight of Proxy Voting by Sub-Advisers. The Adviser is responsible for the general oversight of the voting of proxies by the Sub-Adviser(s); however, the Adviser is not responsible for the specific actions (or inactions) of a Sub-Adviser in the performance of the duties assigned to the Sub-Adviser. The Adviser uses the following policies and procedures in overseeing proxy voting by the Sub-Advisers to the Funds, who use their own policies and procedures on the Funds’ behalf to determine how to vote proxies relating to portfolio securities:
•	The CCO obtains initially and annually thereafter a copy of the then-current proxy voting policies and procedures of each Sub-Adviser, and reviews them to form a view as to whether, to the best of his knowledge and belief, are reasonably designed to comply with Rule 206(4)-6 under the Advisers Act.
•	In performing this review, the CCO considers a number of factors, including, but not limited to, any provisions relating to: issuer-specific evaluations and contested proxies; identification and resolution of conflicts of interest; oversight of proxy advisory firms; and the recording and reviewing of the Sub-Adviser’s votes for adherence to its policies, procedures and intentions.
•	As deemed necessary and appropriate, the CCO will discuss the Sub-Adviser’s proxy voting program with the Sub-Adviser during the on-site or other due diligence meetings that are held periodically.
•	Annual Review. As part of the Adviser’s ongoing compliance program, the Adviser reviews and documents, no less frequently than annually, the adequacy of these voting policies and procedures to ensure that they have been formulated reasonably and implemented effectively, including whether these policies and procedures continue to be reasonably designed to ensure that the Adviser casts votes on behalf of the Funds in the best interest of the Fund, as required by Rule 204-2(a)(17)(ii) and Rule 206(4)-7(b) under the Advisers Act. The Adviser takes reasonable measures to determine that it is casting votes on behalf of the Funds consistently with these voting policies and procedures. The Adviser reviews the proxy votes it casts on behalf of the Funds as part of this annual review.
•	Periodic Review of ISS. As deemed necessary and appropriate, the Adviser reviews the services of ISS and The Northern Trust Company (Regulatory Administration) (“NTRA”) with respect to the timely and accurate voting of the Funds’ proxies, the filing of the Funds’ proxy voting records with the U.S. Securities and Exchange Commission (“SEC”), and the disclosure of the Funds’ proxy voting records on the Trust’s website.
Disclosure of Proxy Voting Policies and Proxy Voting Records
Disclosure of Policies and Procedures with respect to Voting Proxies Relating to Portfolio Securities
The Funds include a copy of these policies and procedures in their SAI. The policies and procedures that each Sub-Adviser uses to determine how to vote proxies relating to a Fund’s portfolio securities are described in Appendix C of the SAI.
Disclosure of Proxy Voting Record
B-5	GuideStone Funds

The Funds file with the SEC their proxy voting records annually on Form N-PX. The Funds make available free of charge the information disclosed in the Funds’ most recently filed report on Form N-PX on the website as soon as reasonably practicable after filing the report with the SEC.
The Funds employ ISS to record and report all proxies voted by the Adviser and the Sub-Advisers on all portfolio securities. The proxy voting information on the website is provided by ISS, and it is updated as proxy votes are cast and recorded. The Form N-PX report is filed annually with the SEC by NTRA with the proxy voting information provided by ISS.
Statement of Additional Information	B-6

Appendix C — Descriptions of Proxy Voting Policies and Procedures
Provided below are descriptions of the proxy voting policies and procedures of each Sub-Adviser. These descriptions are not an exhaustive list of all of the issues that may arise in proxy voting, nor can the Sub-Advisers anticipate all future situations. Copies of each Sub-Adviser’s full proxy voting policies and procedures are available upon request.
Janus Capital Management LLC (“Janus”): [ ]
Parametric Portfolio Associates LLC (“Parametric”). Parametric has adopted and implemented policies and procedures (“Proxy Voting Policies and Procedures”) that govern proxy voting on behalf of clients for whom Parametric has voting responsibility. These policies and procedures are intended to ensure Parametric votes proxies in the best interests of clients, that Parametric complies with Rule 206(4)-6 and fulfills the firm’s obligations to clients.
Parametric’s policy is to vote proxies in a prudent and diligent manner after careful review of each company’s proxy statement. Parametric votes on an individual basis and bases voting decisions on the firm’s reasonable judgment of what will serve the best financial interest of clients, the beneficial owners of the security. If deemed necessary, Parametric may consider research and guidance issued by a third party proxy service provider when making a vote determination. In determining the firm’s vote, Parametric will not and does not subordinate the economic interests of clients to any other entity or interested party. To ensure that Parametric votes proxies consistently with this policy, Parametric has established predetermined proxy voting guidelines (the “Guidelines”), which are contained within the Proxy Voting Policies and Procedures. The Guidelines are set annually by the firm’s Corporate Governance Committee.
The firm’s proxy voting is administered on a daily basis to ensure proxies are voted in accordance with the Guidelines or other specified guidelines set and provided by a client. In the unlikely event that a proxy is not addressed by the Guidelines, the proxy will be referred to the Proxy Voting Committee (the “Committee”) for consideration.
The Committee meets on a quarterly basis to oversee and monitor the firm’s proxy voting practices. The Committee is comprised of senior managers representing Operations, Compliance, Investment Strategy and Portfolio Management. In addition to being responsible for making vote determinations for ballot items not addressed by the Guidelines, the Committee considers requests from clients, portfolio managers or others to vote a proxy contrary to the Guidelines. On an annual basis, the Committee will review the Guidelines to ensure they are current, appropriate and designed to serve the best interest of clients and fund shareholders and recommend changes to the Corporate Governance Committee.
Parametric utilizes the criteria set by the Proxy Voting Committee to identify and actively monitor potential conflicts of interest which may compromise the firm’s ability to vote in the best interest of clients. To avoid potential conflicts of interest, all proxies are voted by Parametric in accordance with the Guidelines. If a proxy is received and is not addressed by the Guidelines, the Proxy Voting Committee will review to determine if a material conflict exists. If a material conflict exists, Parametric will refrain from voting the proxy until it has disclosed the conflict and has received instructions from the clients as how to vote the proxy. The Committee will document its rationale when making determinations regarding potential conflicts of interest.
RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”). RBC GAM US has adopted the Royal Bank of Canada Global Asset Management group (the “RBC GAM group”) Proxy Voting Policy and Guidelines (“Guidelines”) and the related procedures which apply to all funds and client accounts over which the RBC GAM group entities have been delegated the authority to vote proxies.
C-1	GuideStone Funds

The Guidelines are comprehensive and set out detailed guidelines on areas that include (i) structure and independence of the board of directors; (ii) management and director compensation; (iii) takeover protection; (iv) shareholder rights; and (v) environmental and social shareholder proposals. The Guidelines are reviewed and updated on an annual basis as corporate governance best practice evolves.
A Proxy Voting Committee (the “Committee”) has been formed and is responsible for (i) instances where it is in the best interests of a client to deviate from the Guidelines based on the unique circumstances of a certain ballot item; (ii) where the proxy voting may give rise to an actual or perceived conflict of interest; or (iii) unique circumstances regarding corporate action items. Proxy voting decisions are made by the Committee based on a review of the voting matter with the portfolio managers and, if the chief investment officer deems necessary, with the chief executive officer and/or Board of Directors of the relevant RBC GAM group entity. If any member of the Committee is aware of a conflict of interest related to himself or herself and the exercise of the proxy voting rights, that member will excuse himself/herself from any discussions or decision making process concerning that proxy voting matter.
Institutional Shareholder Services Inc. (“ISS”) provides proxy voting administration services. ISS makes a recommendation as to how each ballot item should be voted in accordance with the Guidelines. Each recommendation is reviewed by an internal proxy analyst prior to the vote being submitted.
Statement of Additional Information	C-2

811-10263	© 2020 GuideStone Funds®	2126

GUIDESTONE FUNDS
N-1A
PART C: OTHER INFORMATION
Item 28.		EXHIBITS
	(a)			Trust Instrument.
			1.	Certificate of Trust, dated February 29, 2000, filed in the State of Delaware, is incorporated herein by reference to the Initial Registration Statement on Form N-1A (No. 333-53432) filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 9, 2001.
			2.	Certificate of Amendment to Certificate of Trust, dated March 12, 2001, filed in the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 27, 2009.
			3.	Certificate of Amendment to Certificate of Trust, dated September 13, 2005, filed in the State of Delaware, is incorporated herein by reference to Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 30, 2019.
			4.	Amended and Restated Trust Instrument, dated October 1, 2020, is filed herewith as Exhibit EX-99(a)(4).
	(b)			By-laws.
			1.	Amended and Restated By-laws, dated October 1, 2020, are filed herewith as Exhibit EX-99(b)(1).
(c)	Instruments Defining Rights of Security Holders.
Articles IV-VI and Article IX, Section 4 of the Amended and Restated Trust Instrument, dated October 1, 2020, filed herewith as Exhibit EX-99(a)(4) ; and Articles IV-V of the Amended and Restated By-laws dated October 1, 2020, filed herewith as Exhibit EX-99(b)(1).

	(d)			Investment Advisory Contracts.
			1.	Advisory Agreement with GuideStone Capital Management, LLC to be filed by amendment.
			2.	Sub-Advisory Agreement with Janus Capital Management LLC to be filed by amendment.
			3.	Sub-Advisory Agreement with Parametric Portfolio Associates LLC to be filed by amendment.
			4.	Sub-Advisory Agreement with RBC Global Asset Management (U.S.) Inc. to be filed by amendment.
	(e)			Underwriting Contracts.
			1.	Underwriting Agreement with Foreside Funds Distributors, LLC to be filed by amendment.
	(f)			Bonus or Profit Sharing Contracts. Not Applicable.
	(g)			Custodian Agreements.
			1.	Custody Agreement with The Northern Trust Company amended as of September 13, 2005 is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 28, 2020 (“PEA No. 80”).
			2.	Amended Fee Schedule dated April 1, 2015, is incorporated herein by reference to Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on April 29, 2015 (“PEA No. 58”).
	(h)			Other Material Contracts.
			1.	Fund Administration and Accounting Services Agreement with The Northern Trust Company is incorporated herein by reference to Post-Effective Amendment No. 66 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2017 (“PEA No. 66”).

	2.	First Amendment to the Fund Administration and Accounting Services Agreement with The Northern Trust Company is incorporated herein by reference to Post-Effective Amendment No. 76 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on March 1, 2019 (“PEA No. 76”).
	3.	Second Amendment to the Fund Administration and Accounting Services Agreement with The Northern Trust Company is incorporated herein by reference to PEA No. 76.
	4.	Third Amendment to the Fund Administration and Accounting Services Agreement with The Northern Trust Company is to be filed by amendment.
	5.	Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2013.
	6.	Amendment No. 1 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2014.
	7.	Amendment No. 2 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 58.
	8.	Amendment No. 3 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 26, 2016.
	9.	Termination Amendment to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 66.
	10.	Amendment No. 5 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 29, 2017 (“PEA No. 71”).
	11.	Amendment No. 6 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 71.
	12.	Amendment No. 7 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 80.
	13.	Amendment No. 8 to Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. is to be filed by amendment.
	14.	Transfer on Death Exception Procedures Agreement with BNY Mellon Investment Servicing (US) Inc. is incorporated herein by reference to PEA No. 80.
(i)		Legal Opinion. Opinion of [ ] to be filed by amendment.
(j)		Other Opinions.
	1.	Consent of Independent Registered Public Accounting Firm. Consent of [ ] to be filed by amendment.
2.	Powers of Attorney.
Power of Attorney for William Craig George, dated November 7, 2019, is incorporated herein by reference to Post-Effective Amendment No. 79 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on February 28, 2020 (“PEA No. 79”).

	3.	Power of Attorney for Randall T. Hahn, D.Min, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.

	4.	Power of Attorney for Barry D. Hartis, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	5.	Power of Attorney for Grady R. Hazel, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	6.	Power of Attorney for Ronald D. Murff, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	7.	Power of Attorney for David B. McMillan, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	8.	Power of Attorney for Franklin R. Morgan, dated November 7, 2019, is incorporated herein by reference to PEA No. 79.
	9.	Power of Attorney for Thomas G. Evans, dated May 1, 2020, is incorporated herein by reference to Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on May 20, 2020 (“PEA No. 82”).
	10.	Power of Attorney for David Cox, Sr., dated October 15, 2020, is filed herewith as Exhibit EX-99(j)(10).
(k)		Omitted Financial Statements. Not Applicable.
(l)	Initial Capital Agreements.
Letter Agreement with GuideStone Financial Resources of the Southern Baptist Convention (formerly, Annuity Board of the Southern Baptist Convention) is incorporated herein by reference to Pre-Effective Amendment No. 2 to the Registration Statement on Form N-1A (No. 333-53432) filed with the SEC on June 18, 2001.

(m)		Rule 12b-1 Plan. None.
(n)		Rule 18f-3 Plan. Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 to be filed by amendment.
(p)		Codes of Ethics.
	1.	Code of Ethics of GuideStone Capital Management, LLC and GuideStone Funds is incorporated herein by reference to PEA No. 76.
	2.	Code of Ethics of Foreside Financial Group, LLC to be filed by amendment.
	3.	Code of Ethics of Janus Capital Management LLC to be filed by amendment.
	4.	Code of Ethics of Parametric Portfolio Associates LLC is incorporated herein by reference to PEA No. 82.
	5.	Code of Ethics of RBC Global Asset Management (U.S.) Inc. to be filed by amendment.
Item 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL OF THE FUND.

Company	Controlling Person(s) of Company	% of Voting Securities Owned by Controlling Person(s) (or other basis of control)	State of Organization of Company
GuideStone Funds	GuideStone Financial Resources	90.2%	Delaware
GuideStone Advisors	GuideStone Financial Resources	Sole Member	Texas
GuideStone Advisors, LLC	GuideStone Advisors	80.0%; Manager	Texas

Company	Controlling Person(s) of Company	% of Voting Securities Owned by Controlling Person(s) (or other basis of control)	State of Organization of Company
GuideStone Agency Services	GuideStone Financial Resources	Sole Member	Texas
GuideStone Capital Management, LLC	GuideStone Investment Services	60.0%; Manager	Texas
	GuideStone Resource Management, Inc.	40.0%
GuideStone Financial Services	GuideStone Financial Resources	Sole Member	Texas
GuideStone Investment Services	GuideStone Financial Resources	Sole Member	Texas
GuideStone Resource Management, Inc.	GuideStone Financial Resources	100.0%	Texas
GuideStone Risk Management Co.	GuideStone Financial Resources	Sole Member	Vermont
GuideStone Trust Services	GuideStone Financial Resources	Sole Member	Texas
Item 30.	INDEMNIFICATION.
A Delaware statutory trust may provide in its governing instrument for indemnification of its officers and trustees from and against any and all claims and demands whatsoever. Article IX, Section 3 of the Trust Instrument provides that, subject to the exceptions and limitations contained therein, every person who is, or has been, a Trustee or an officer, employee or agent of the Registrant (a "Covered Person") shall be indemnified by the Registrant and each series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any investigation, claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof. As used therein, the words "investigation," "claim," "action," "suit" or "proceeding" shall apply to all investigations, claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), whether formal or informal, actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorney's fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever. To the extent required under the Investment Company Act of 1940 (the "1940 Act"), but only to such extent, no indemnification shall be provided thereunder to a Covered Person: who shall have been finally adjudicated by a court or body before which the proceeding was brought to be liable to the Registrant or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office by the court or other body approving the settlement, by at least a majority of those Trustees who are neither "interested persons" of the Registrant (within the meaning of section 2(a)(19) of the 1940 Act) nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry), or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
Pursuant to Article IX, Section 4 of the Trust Instrument, if any present or former shareholder of any series (“Series”) of the Registrant shall be held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason, the present or former shareholder (or his or her heirs, executors, administrators or other legal representatives or in the case of any entity, its general successor) shall be entitled out of the assets belonging to the applicable Series to be held harmless from and indemnified against all loss and expense arising from such liability. The Registrant, on behalf of the affected Series, shall, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the Series and satisfy any judgment thereon from the assets of the Series.
Section 12 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence, or breach of its duties or obligations thereunder, whether express or implied; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
Section 5 of the Advisory Agreement between the Adviser and the Registrant provides that the Adviser shall indemnify the Registrant or any of its trustees, officers, employees or affiliates for all losses, damages, liabilities, costs and expenses (including legal) (“Losses”) incurred by the Registrant by reason of or arising out of any act or omission by the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Registrant. Section 5 further provides that the Registrant shall indemnify the Adviser or any of its directors, officers, employees or affiliates for all Losses incurred by the Adviser by reason of or arising out of any act or omission by the Registrant under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the negligence, gross negligence, willful misfeasance or bad faith of the Adviser or the Adviser’s breach of fiduciary duty to the Registrant.
Section 8 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series, provides that the Sub-Adviser shall not be liable for any loss due solely to a mistake of investment judgment, but shall be liable for any loss which is incurred by reason of an act or omission of its employee, partner, director or affiliate, if such act or omission involves willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement; provided, that this shall not be deemed a limitation or waiver of any obligation or duty that may not by law be limited or waived.
Section 9 of the Sub-Advisory Agreements between the Registrant, the Adviser and each Sub-Adviser to one or more Series provides that the Registrant and the Adviser shall indemnify the Sub-Adviser or any of its directors, officers, employees or affiliates for all losses, claims, damages, liabilities and costs (including reasonable legal and other expenses) (“Losses”) incurred by the Sub-Adviser by reason of or arising out of any act or omission by the Registrant and the Adviser under the Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under the Agreement.
Section 9 also provides that the Sub-Adviser shall indemnify the Registrant and the Adviser or any of their directors, officers, employees or affiliates for all Losses incurred by the Registrant and the Adviser by reason of or arising out of any act or omission by the Sub-Adviser under the Agreement if such act or omission involves the Sub-Adviser's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement, or any breach of warranty, representation or agreement thereunder, except to the extent that such Losses arise as a result of the Adviser's or the Registrant's willful misfeasance, bad faith, or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties under this Agreement.

Section 10 of the Underwriting Agreement between the Registrant and Foreside Funds Distributors LLC (“the Distributor”) provides that the Registrant agrees to indemnify and hold harmless the Distributor and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities arising directly or indirectly from any action or omission to act which the Distributor takes under the Agreement. Neither the Distributor, nor any of its affiliates shall be indemnified against any liability caused by the Distributor’s or its affiliates’ own willful misfeasance, bad faith, negligence, gross negligence or reckless disregard of its duties and obligations under the Agreement.
Section 20 of the Underwriting Agreement between the Registrant and the Distributor provides that the Distributor is “expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and notice is hereby given that this Agreement is executed on behalf of the Trustees of the Trust as Trustees and not individually and that the obligations of this Agreement are not binding upon any of the Trustees or Shareholders individually but are binding only upon the assets and property of the Trust.”
Mutual fund and trustees and officers liability policies purchased by the Registrant insure such persons and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.
Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.
Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	GuideStone Capital Management, LLC:
GuideStone Capital Management, LLC (“GSCM”) is located at 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, Texas 75244. GSCM is a Texas non-profit corporation, is a registered investment adviser and offers investment management services to investment companies and other types of investors. Information as to the firm’s officers is as follows:

Name and Position with Adviser	Other Company	Position with Other Company
David S. Spika President	GuideStone Financial Resources	Vice President, Chief Strategic Investment Officer
Patrick Pattison Vice President and Treasurer	GuideStone Financial Resources	Chief Accounting Officer
Matt L. Peden Vice President and Chief Investment Officer	GuideStone Financial Resources	Vice President, Chief Investment Officer
Melanie Childers Vice President – Fund Operations	GuideStone Financial Resources	Managing Director, Fund Operations
Matthew A. Wolfe Chief Compliance Officer and Secretary	GuideStone Financial Resources	Managing Director, Compliance and Legal

Jeremy Halpin Financial Officer	GuideStone Financial Resources	Director, Finance & Accounting
2.	Janus Capital Management LLC:
[Janus Capital Management LLC (“Janus”), 151 Detroit Street, Denver, Colorado 80206, is registered under the Investment Advisers Act of 1940, and is an indirect wholly-owned subsidiary of Janus Henderson Group plc (“Janus Henderson Group”), which is a dually-listed, publicly-traded company on the New York and Australian Stock Exchanges under ticker JHG. Information regarding other business, profession, vocation or employment of a substantial nature as to the directors and officers of Janus during the past two fiscal years is as follows:]

Name and Position with Adviser	Other Company	Position with Other Company

3.	Parametric Portfolio Associates LLC:
[Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104. Parametric is registered under the Investment Advisers Act of 1940, as amended, and delivers customized solutions to institutional investors. Information as to the directors and officers of the adviser for the past two fiscal years is as follows:]

Name and Position with Adviser	Other Company	Position with Other Company

4.	RBC Global Asset Management (U.S.) Inc.:
[RBC Global Asset Management (U.S.) Inc. (“RBC GAM US”), 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402, is registered under the Investment Advisers Act of 1940, and is a wholly-owned subsidiary of RBC USA Holdco Corporation, which is owned by Royal Bank of Canada. Royal Bank of Canada is publicly owned and traded on the New York Stock Exchange and the Toronto Stock Exchange. Information regarding other business, profession, vocation or employment of a substantial nature as to the directors and officers of RBC GAM US during the past two fiscal years is as follows:]

Name and Position with Adviser	Other Company	Position with Other Company

Item 32.	PRINCIPAL UNDERWRITERS
(a)	Foreside Funds Distributors LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the 1940 Act, as amended:
FundVantage Trust
GuideStone Funds
Matthews International Funds (d/b/a Matthews Asia Funds)
Motley Fool Funds, Series of The RBB Fund, Inc.
New Alternatives Fund
Old Westbury Funds, Inc.
The Torray Fund
Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)
Versus Capital Real Assets Fund LLC
(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None
(c)	Not applicable.
Item 33.	LOCATION OF ACCOUNTS AND RECORDS.
The books and other documents required by paragraph (b)(4) of Rule 31a-1 under the Investment Company Act of 1940, as amended are maintained in the physical possession of GuideStone Capital Management, LLC, the Registrant’s investment adviser, 5005 Lyndon B. Johnson Freeway, Suite 2200, Dallas, TX 75244. Other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant’s transfer agent, BNY Mellon Investment Servicing, 760 Moore Road, King of Prussia, PA 19406; administration agent and accounting agent, The Northern Trust Company, 333 South Wabash Avenue, Chicago, IL 60604 and 801 South Canal Street, Chicago, IL 60607; and the Registrant’s sub-advisers at their respective locations shown in the Statement of Additional Information.
Item 34.	MANAGEMENT SERVICES.
Not Applicable.
Item 35.	UNDERTAKINGS.
Not Applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended, (“1933 Act”) and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on the 13th day of November, 2020.
GUIDESTONE FUNDS
By: /s/ John R. Jones
John R. Jones President
Pursuant to the requirements of the 1933 Act, the following persons in the capacities and on the dates indicated have signed this Registration Statement below.
/s/ William Craig George*	Trustee, Chairman of the Board	November 13, 2020
William Craig George
/s/ David Cox, Sr.*	Trustee	November 13, 2020
David Cox, Sr.
/s/ Thomas G. Evans*	Trustee	November 13, 2020
Thomas G. Evans
/s/ Randall T. Hahn, D.Min.*	Trustee	November 13, 2020
Randall T. Hahn, D.Min.
/s/ Barry D. Hartis*	Trustee	November 13, 2020
Barry D. Hartis
/s/ Grady R. Hazel*	Trustee	November 13, 2020
Grady R. Hazel
/s/ David B. McMillan*	Trustee	November 13, 2020
David B. McMillan
/s/ Franklin R. Morgan*	Trustee	November 13, 2020
Franklin R. Morgan
/s/ Ronald D. Murff*	Trustee	November 13, 2020
Ronald D. Murff
/s/ Patrick Pattison	Vice President and Treasurer	November 13, 2020
Patrick Pattison	(principal financial officer)
*By: /s/ John R. Jones	Attorney-in-Fact	November 13, 2020
John R. Jones